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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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/x/	Definitive Proxy Statement
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/ /	Soliciting Material Pursuant to §240.14a-12
Internap Network Services Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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August 10, 2000

Dear Internap Shareholder:

    It is my pleasure to invite you to Internap Network Services Corporation's 2001 Annual Meeting of Shareholders (the "Annual Meeting"). This year's meeting will be held at the Renaissance Madison Hotel, 515 Madison Street, Seattle, Washington, on Thursday, September 13, 2001, at 9:00 a.m. local time.

    Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting and proxy statement.

    Whether or not you plan to attend the Annual Meeting, we hope you will have your shares represented by marking, signing, dating and returning your proxy card in the enclosed envelope as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy card. You may, of course, attend the Annual Meeting and vote in person even if you have previously returned your proxy card.

                      Very truly yours,

                      Eugene Eidenberg
                      Chairman and Chief Executive Officer

INTERNAP NETWORK SERVICES CORPORATION
Two Union Square
601 Union Street, Suite 1000
Seattle, Washington 98101

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 13, 2001

TO THE SHAREHOLDERS OF INTERNAP NETWORK SERVICES CORPORATION:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of INTERNAP NETWORK SERVICES CORPORATION, a Washington corporation, will be held on September 13, 2001, at 9:00 a.m. local time at the Renaissance Madison Hotel, 515 Madison Street, Seattle, Washington for the following purposes:

1.
To approve a change in our state of incorporation from Washington to Delaware.

2.
To approve the issuance and sale of $101,045,000 aggregate purchase price of units, with each unit consisting of 1/20 of a share of our Series A preferred stock and a warrant to purchase 1/4 of a share of our common stock. Each share of our Series A preferred stock is initially convertible into 20 shares of our common stock.

3.
To ratify the selection of PricewaterhouseCoopers LLP as our independent accountants for each of our fiscal years ending 2001 and 2002.

4.
To elect two directors to hold office until the 2004 Annual Meeting of Shareholders.

5.
To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice.

    The board of directors has fixed the close of business on August 9, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                      BY ORDER OF THE BOARD OF DIRECTORS

                      Paul E. McBride
                      Vice President of Finance and Administration, Chief Financial Officer and Secretary

Seattle, Washington
August 10, 2001

    ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

Report of the Compensation Committee of the Board of Directors on Executive Compensation	28
Executive officer compensation	28
Compensation of our Chief Executive Officer	29
Compensation committee members	30
Compensation committee interlocks and insider participation	30
Change of control arrangements in equity incentive plans	30
Performance measurement comparison	31
Report of the Audit Committee of the Board of Directors	32
Audit committee members	32
Audit fees	32
Financial information systems design and implementation fees	32
All other fees	32
Certain Relationships and Transactions	32
Section 16(a) Beneficial Ownership Reporting Compliance	33
Other Business	33
Appendix A – Agreement and Plan of Merger	A-1
Appendix B – Unit Purchase Agreement	B-1
Appendix C – Escrow Agreement	C-1
Appendix D – Certificate of Designation	D-1
Appendix E – Form of Warrant	E-1
Appendix F – Fairness Opinion	F-1
Appendix G – Amended and Restated Charter of the Audit Committee	G-1

INTERNAP NETWORK SERVICES CORPORATION

Two Union Square
601 Union Street, Suite 1000
Seattle, Washington 98101

PROXY STATEMENT
FOR ANNUAL MEETING
OF SHAREHOLDERS
TO BE HELD ON
SEPTEMBER 13, 2001

INFORMATION CONCERNING SOLICITATION AND VOTING

General

    We are soliciting proxies on behalf of our board of directors, for use at our annual meeting of shareholders on September 13, 2001, at 9:00 a.m. local time, or at any adjournment or postponement of the annual meeting. The annual meeting will be held at the Renaissance Madison Hotel, 515 Madison Street, Seattle, Washington. We intend to mail this proxy statement and accompanying proxy card on or about August 17, 2001 to all shareholders entitled to vote at the annual meeting.

Solicitation

    We will bear the entire cost of solicitation of proxies, including the costs of preparing, assembling, printing and mailing this proxy statement, the proxy card and any additional information furnished to shareholders. We will furnish copies of solicitation materials to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. We have engaged W.F. Doring & Co., Inc., a professional proxy solicitation firm, to solicit proxies on our behalf and anticipate the cost of those services will be $8,000. We may supplement the original solicitation of proxies by mail, by telephone, telegram or personal solicitation by our directors, officers or other regular employees. We will not pay any additional compensation to directors, officers or other regular employees for such services.

Voting rights, outstanding shares and vote required

    Only holders of record of our common stock at the close of business on August 9, 2001 will be entitled to notice of and to vote at the annual meeting. At the close of business on August 9, 2001, we had outstanding and entitled to vote 150,555,935 shares of common stock.

    Each holder of record of our common stock on August 9, 2001 will be entitled to one vote for each share held on all matters to be voted upon at the annual meeting.

    Proposal 1 will be approved if it receives the affirmative vote of a majority of the votes entitled to be cast on the matter. Abstentions and broker non-votes, because they are not affirmative votes, will have the same practical effect as a vote against Proposal 1. Proposals 2 and 3 will be approved if each proposal receives the affirmative vote of a majority of the votes cast on such matter that are present in person or represented by proxy at the annual meeting. In connection with Proposal 4, the nominees for election as directors who receive the greatest number of votes cast that are present in person or represented by proxy at the annual meeting will be elected as directors. Abstentions and broker non-votes will have no effect on the outcome of Proposals 2, 3 or 4. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes.

Granting a proxy on the Internet

    You may grant a proxy to vote your shares by means of the Internet. The Internet voting procedures below are designed to authenticate your identity, to allow you to grant a proxy to vote your shares and to confirm that your instructions have been recorded properly. If you grant a proxy to vote via the Internet, you should understand there may be costs associated with electronic access that you must bear, such as usage charges from Internet access providers and telephone companies.

  For shares registered in your name

    As a shareholder of record, you may go to http://www.voteproxy.com to grant a proxy to vote your shares by means of the Internet. You will be required to provide our number and control number contained on your proxy card. You will then be asked to complete an electronic proxy card. The votes represented by such proxy will be generated on the computer screen, and you will be prompted to submit or revise them as desired.

  For shares registered in the name of a broker or bank

    Most beneficial owners whose stock is held in street name receive instructions for granting proxies from their banks, brokers or other agents, rather than a proxy card.

    A number of brokers and banks are participating in a program provided through ADP Investor Communication Services that offers the means to grant proxies to vote shares by means of the telephone and Internet. If your shares are held in an account with a broker or bank participating in the ADP Investor Communication Services program, you may grant a proxy to vote those shares telephonically by calling the telephone number shown on the instruction form received from your broker or bank, or via the Internet at ADP Investor Communication Services' Web site at http://www.bsg.adp.com.

  General information for all shares voted via the Internet

    We must receive votes submitted via the Internet by 8:00 a.m., Eastern Daylight Time, on September 13, 2001. Submitting your proxy via the Internet will not affect your right to vote in person should you decide to attend the annual meeting.

Revocability of proxies

    If you grant a proxy pursuant to this solicitation you may revoke it at any time before it is voted. You may revoke your proxy by filing with our Secretary, at our principal executive office (Two Union Square, 601 Union Street, Suite 1000, Seattle, Washington 98101), a written notice of revocation or a duly executed proxy bearing a later date. You may also revoke your proxy by attending the meeting and voting in person; however, attendance at the meeting will not, by itself, revoke your proxy.

Shareholder proposals

    The deadline for submitting a shareholder proposal for inclusion in our proxy statement and form of proxy for the 2002 annual meeting of shareholders, pursuant to Rule 14a-8 of the Securities and Exchange Commission ("SEC"), is April 13, 2002.

    Shareholders who intend to present a proposal at the 2002 annual meeting without inclusion of such proposal in the proxy materials are required to provide notice to us no later than July 4, 2002.

PROPOSAL 1
CHANGE OUR STATE OF INCORPORATION FROM WASHINGTON TO DELAWARE

    We are seeking your approval to change our state of incorporation from Washington to Delaware (the "Reincorporation"). Our board of directors has approved the Reincorporation, which, if approved by our shareholders, will be accomplished by merging Internap Network Services Corporation with and into our newly formed, wholly-owned Delaware subsidiary, Internap Delaware, Inc. Upon effectiveness of the merger, Internap Delaware's name will be changed to Internap Network Services Corporation, the name under which we have operated since our incorporation. For the reasons set forth below, our board of directors believes that the best interests of our shareholders will be served by the Reincorporation. The proposal to change our state of incorporation does not give our shareholders dissenters' or appraisal rights under Washington law.

Principal reasons for the Reincorporation

    For many years, Delaware has followed a policy of encouraging incorporation under its jurisdiction. In furtherance of that policy, Delaware has long been the leading state in adopting, construing and implementing comprehensive and flexible corporate laws responsive to the legal and business needs of corporations. As a result, the Delaware General Corporation Law, or DGCL, has become widely regarded as the most extensive and well-defined body of corporate law in the United States. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. Moreover, the Delaware courts have rendered a substantial number of decisions interpreting and explaining the DGCL, including legal principles applicable to measures that may be taken by a corporation and the conduct of its board of directors under the business judgment rule. Accordingly, we believe the Reincorporation will be beneficial to Internap because the DGCL is more predictable and the Delaware legislature and courts are more responsive to the needs of corporations organized under Delaware's jurisdiction. For these reasons, many United States corporations have chosen Delaware as their state of incorporation or subsequently have changed their corporate domicile to Delaware in a manner similar to the proposed Reincorporation.

Plan of merger

    We will merge with and into Internap Delaware pursuant to the terms of an Agreement and Plan of Merger attached to this proxy statement as Appendix A. Upon the completion of the merger, the owner of each outstanding share of our common stock will automatically own one share of common stock of Internap Delaware. Each outstanding certificate representing a share of our common stock will continue to represent the same number of shares of common stock in Internap Delaware. It will not be necessary for you to exchange your existing stock certificates for new certificates. Following the merger, Internap Delaware's common stock will be traded on The Nasdaq Stock Market under the symbol "INAP."

    Pursuant to the Plan of Merger, Internap Delaware's certificate of incorporation and bylaws will be the certificate of incorporation and bylaws of the surviving corporation, except that, upon the effectiveness of the merger, Internap Delaware's name will be changed to Internap Network Services Corporation.

Effect of Reincorporation

    The Reincorporation will effect a change in our legal domicile and other changes of a legal nature, the most significant of which are described in this proxy statement. The Reincorporation, however, will not result in any change in our name, business or management, the location of our principal executive offices, assets, liabilities, net worth or accounting practices. As part of the Reincorporation, however, we will be increasing the number of authorized shares of our common stock from 500,000,000 shares to 600,000,000 shares and of our preferred stock from 10,000,000 shares to 200,000,000 shares.

    In addition, as part of the Reincorporation, Internap Delaware will assume all of our liabilities and obligations, including those under all of our outstanding stock options, warrants, purchase rights and existing stock option plans. If the Reincorporation is approved, options outstanding under our stock option plans, as well as outstanding options, warrants and purchase rights issued outside of any plan, will be exercisable for shares of Internap Delaware common stock. We expect to continue all other employee benefit plans and arrangements without material change.

Effective time of the Reincorporation

    Subject to the terms and conditions of the Reincorporation, we intend to file, as soon as practicable after the adoption and approval of the Plan of Merger by our shareholders, appropriate merger documents with the Washington Secretary of State and the Delaware Secretary of State. The Reincorporation will become effective at the time the last of such filings is completed. We presently contemplate that such filings will be made on or about September 14, 2001. The Plan of Merger, however, provides that the merger may be abandoned or amended by our board of directors prior to the effective time either before or after shareholder approval. The Plan of Merger, however, may not be amended after shareholder approval if such amendment would have a material adverse effect on the rights of such shareholders or violate applicable law.

Certain differences in corporate law and corporate charters

    Upon consummation of the Reincorporation, our shareholders will become stockholders of Internap Delaware. The rights of the our shareholders will cease to be defined and governed by the Washington Business Corporation Act, or WBCA, and instead will be defined and governed by the DGCL. In addition, upon the consummation of the Reincorporation, the rights of the our shareholders will no longer be defined and governed by our articles of incorporation and bylaws. Instead, the rights of our shareholders will be defined and governed by Internap Delaware's certificate of incorporation and bylaws. Although the rights and privileges of shareholders of a Washington corporation in many instances are similar to those of stockholders of a Delaware corporation, there are certain differences. These differences, described below, arise from differences between Washington and Delaware law, between the WBCA and the DGCL and between our articles of incorporation and bylaws and Internap Delaware's certificate of incorporation and bylaws.

  Amendment to our articles of incorporation and Internap Delaware's certificate of incorporation

    The WBCA authorizes a corporation's board of directors to make various changes to its articles of incorporation without shareholder approval. These include changes to the corporate name, the number of outstanding shares in order to effectuate a stock split or stock dividend in the corporation's own shares and to eliminate provisions with respect to par value of its shares. Otherwise, amendments to a corporation's articles of incorporation must be recommended to the shareholders by the board of directors, unless the board of directors determines that because of a conflict of interest or other special circumstances, it should make no recommendation. Such amendment then must, for public companies, be approved by a majority of all votes entitled to be cast by each voting group which has a right to vote on the amendment, unless a higher proportion is specified in the articles of incorporation, by the board of directors as a condition to its recommendation or by provisions of the WBCA. Our current articles of incorporation provide that certain corporate actions, including amendment of our articles of incorporation, must be approved by each voting group of shareholders entitled to vote thereon by a majority of all votes entitled to be cast by that voting group.

    Under the DGCL, all amendments to a corporation's certificate of incorporation require the approval of stockholders holding a majority of the voting power of the corporation unless a higher proportion is specified in the certificate of incorporation. Internap Delaware's certificate of incorporation does not specify a higher proportion.

  Anti-takeover protections

    Washington law prohibits a "target corporation," with certain exceptions, from engaging in certain "significant business transactions" (such as a merger, certain asset sales or issuance of additional shares) with an "acquiring person" who acquires more than 10% of the voting securities of a target corporation for a period of five years after such acquisition, unless the transaction or the initial acquisition of shares is approved by a majority of the members of the target corporation's board of directors prior to the date of share acquisition that resulted in the acquiring person owning more than 10% of the voting securities of the target corporation. For a Washington corporation to be covered by this provision of the WBCA, it must have a class of voting shares registered with the SEC under certain provisions of the Securities Exchange Act of 1934. Because our common stock is so registered, as a Washington corporation, we are covered by such provisions. For a foreign corporation to be covered by these provisions, however, among other requirements, it must have, together with all of its subsidiaries, at least $50 million of assets in Washington State. Because we do not meet this test, Internap Delaware will not be covered by such provisions.

    Except under certain circumstances, Section 203 of the DGCL prohibits a "business combination" between the corporation and an "interested stockholder" within three years of the stockholder becoming an "interested stockholder." Generally, an "interested stockholder" is a person or group that directly or indirectly controls, or has the right to acquire or control, the voting or disposition of 15% or more of the outstanding voting stock of, or is an affiliate or associate of, the corporation and was the owner of 15% or more of such voting stock at any time within the previous three years. A "business combination" is defined broadly to include, among other things, (i) mergers and sales or other dispositions of 10% or more of the assets of a corporation with or to an interested stockholder; (ii) certain transactions resulting in the issuance or transfer to the interested stockholder of any stock of the corporation or its subsidiaries; (iii) certain transactions which would result in increasing the proportionate share of the stock of a corporation or its subsidiaries owned by the interested stockholder; and (iv) receipt by the interested stockholder of the benefit (except proportionately as a stockholder) of any loans, advances, guarantees, pledges or other financial benefits.

    Under Section 203 of the DGCL, a business combination between a corporation and an interested stockholder is prohibited unless (i) prior to the date the person became an interested stockholder, the board of directors approves either the business combination or the transaction which results in the person becoming an interested stockholder; (ii) upon consummation of the transaction that resulted in the person becoming an interested stockholder, that person owns at least 85% of the corporation's voting stock outstanding at the time the transaction is commenced (excluding shares owned by persons who are both directors and officers and shares owned by employee stock plans in which participants do not have the right to determine confidentially whether shares will be tendered in a tender or exchange offer); or (iii) the business combination is approved by the board of directors and authorized by the affirmative vote (at an annual or special meeting and not by written consent) of at least 66 2/3% of the outstanding voting stock not owned by the interested stockholder.

    These restrictions placed on interested stockholders by Section 203 of the DGCL do not apply under certain circumstances, including, but not limited to, the following (i) if the corporation's original certificate of incorporation contains a provision expressly electing not to be governed by Section 203 of the DGCL; or (ii) if the corporation, by action of its stockholders, adopts an amendment to its bylaws or certificate of incorporation expressly electing not to be governed by Section 203 of the DGCL, provided that such an amendment is approved by the affirmative vote of not less than a majority of the outstanding shares entitled to vote. Such an amendment, however, generally will not be effective until 12 months after its adoption and will not apply to any business combination with a person who became an interested stockholder at or prior to such adoption. Internap Delaware has not elected to take itself outside of the coverage of Section 203 of the DGCL.

    We are not aware of any specific effort by any party to assume control of Internap. Because the WBCA includes provisions affecting acquisitions and business combinations, the possibility that Section 203 of the DGCL may impede the accomplishment of mergers with, or the assumption of control of, Internap is not among the principal reasons for the Reincorporation.

  Mergers, acquisitions and other transactions

    Under the WBCA, a merger, share exchange, consolidation, sale of substantially all of a corporation's assets other than in the regular course of business, or dissolution of a public corporation must be approved by the affirmative vote of a majority of directors when a quorum is present, and by two-thirds of all votes entitled to be cast by each voting group entitled to vote as a separate group, unless a higher proportion is specified in the articles of incorporation. As discussed above, our articles of incorporation provide that certain corporate actions must be approved by each voting group of shareholders entitled to vote thereon by a majority of all votes entitled to be cast by that voting group. The applicable corporate actions include a plan of merger or share exchange, the sale, lease, exchange or other disposition of all or substantially all, of our assets other than in the usual and regular course of business, or corporate dissolution.

    The WBCA also provides that certain mergers need not be approved by the shareholders of the surviving corporation if (i) the articles of incorporation will not change in the merger, except for specified permitted amendments; (ii) no change occurs in the number, designations, preferences, limitations and relative rights of shares held by those shareholders who were shareholders prior to the merger; (iii) the number of voting shares outstanding immediately after the merger, plus the voting shares issuable as a result of the merger, will not exceed the authorized voting shares specified in the surviving corporation's articles of incorporation immediately prior to the merger; and (iv) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, will not exceed the authorized participating shares specified in the corporation's articles of incorporation immediately prior to the merger.

    Under the DGCL, a merger, consolidation, sale of all or substantially all of a corporation's assets other than in the regular course of business or dissolution of a corporation must be approved by a majority of the outstanding shares entitled to vote. No vote of stockholders of a constituent corporation surviving a merger, however, is required (unless the corporation provides otherwise in its certificate of incorporation) if (i) the merger agreement does not amend the certificate of incorporation of the surviving corporation; (ii) each share of stock of the surviving corporation outstanding before the merger is an identical outstanding or treasury share after the merger; and (iii) the number of shares to be issued by the surviving corporation in the merger does not exceed 20% of the shares outstanding immediately prior to the merger. The certificate of incorporation of Internap Delaware does not make any provision with respect to such mergers.

  Shareholder action without a meeting

    Under the WBCA, action without a meeting by shareholders of corporations that are public companies may be taken only if written consents setting forth such action are signed by holders of all of the outstanding shares entitled to vote thereon. The DGCL, however, authorizes action without a meeting by stockholders of any corporation if consents are received from holders of the minimum number of shares necessary to approve the action.

  Class voting

    Under the WBCA, a corporation's articles of incorporation may authorize one or more classes of shares that have special, conditional or limited voting rights, including the right to vote on certain matters as a group. Our articles of incorporation provide that all common stock votes together as a single class. Under the WBCA, a corporation's articles of incorporation may not limit the rights of holders of a class to vote as a group with respect to certain amendments to the articles of incorporation and certain mergers that adversely affect the rights of holders of that class.

    The DGCL requires voting by separate classes only with respect to amendments to the certificate of incorporation that adversely affect the holders of those classes or that increase or decrease the aggregate number of authorized shares or the par value of the shares of any of those classes.

  Transactions with officers and directors

    The WBCA sets forth a safe harbor for transactions between a corporation and one or more of its directors. A conflicting interest transaction may not be enjoined, set aside or give rise to damages if (i) it is approved by a majority of the qualified directors on the board of directors or an authorized committee, but in either case no fewer than two qualified directors; (ii) it is approved by the affirmative vote of all qualified shares; or (iii) at the time of commitment, the transaction was fair to the corporation. For purposes of this provision, "qualified director" is one who does not have (a) a conflicting interest respecting the transaction; or (b) a familial, financial, professional or employment relationship with a non-qualified director which relationship would reasonably be expected to exert an influence on the qualified director's judgment when voting on the transaction. "Qualified shares" are defined generally as shares other than those beneficially owned, or the voting of which is controlled, by a director who has a conflicting interest respecting the transaction.

    The DGCL provides that contracts or transactions between a corporation and one or more of its officers or directors or an entity in which they have an interest is not void or voidable solely because of such interest or the participation of the director or officer in a meeting of the board of directors or a committee which authorizes the contract or transaction if (i) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board of directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of disinterested directors, even though the disinterested directors are less than a quorum; (ii) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof or the stockholders.

  Appraisal or dissenters' rights

    Under the WBCA, a shareholder is entitled to dissent and, upon perfection of his or her appraisal right, to obtain fair value of his or her shares in the event of certain corporate actions, including certain mergers, consolidations, share exchanges, sales of substantially all assets of the corporation and amendments to the corporation's articles of incorporation that materially and adversely affect shareholder rights.

    Under the DGCL, appraisal rights are available only in connection with certain mergers or consolidations, unless otherwise provided in the corporation's certificate of incorporation. Even in the event of such mergers or consolidations, unless the certificate of incorporation otherwise provides, the DGCL does not provide appraisal rights if (i) the shares of the corporation are listed on a national securities exchange or designated as a "National Market System" security or held of record by more than 2,000 stockholders (as long as in the merger the stockholders receive shares of the surviving corporation or any other corporation whose shares are listed on a national securities exchange, designated as a National Market System security, or held of record by more than 2,000 stockholders); or (ii) the corporation is the surviving corporation and no vote of its stockholders is required for the merger under the DGCL. Our common stock is listed on The Nasdaq Stock Market which is a National Market System and, therefore, following the Reincorporation, stockholders of Internap Delaware will not have statutory appraisal rights under the DGCL in such mergers as they would under the WBCA.

  Limitation of liability for directors

    The WBCA provides that a corporation's articles of incorporation may include a provision that prospectively eliminates or limits, to a degree not inconsistent with law, the personal liability of a director to the corporation or its shareholders for monetary damages for conduct as a director. The provision, however, may not eliminate or limit liability of a director for acts or omissions that involve intentional misconduct by a director or a knowing violation of law by a director, for unlawful distributions, or for any transaction from which the director will personally receive a benefit in money, property or services to which the director is not legally entitled. Our articles of incorporation include this limitation of liability.

    Under the DGCL, a corporation may adopt a provision in its certificate of incorporation that prospectively eliminates or limits, with certain exceptions, the personal liability of a director to the corporation or its stockholders for monetary damages for breach of the director's fiduciary duty as a director. Under the DGCL, however, a corporation is not allowed to eliminate or limit director monetary liability for (i) breaches of the director's duty of loyalty to the corporation or its stockholders; (ii) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law; (iii) unlawful dividends, stock repurchases or redemptions; or (iv) transactions from which the director received an improper personal benefit. The Internap Delaware certificate of incorporation eliminates the liability of directors to the fullest extent permissible under Delaware law.

  Indemnification of directors and officers

    Under the WBCA, if authorized by the articles of incorporation, a bylaw adopted or ratified by shareholders, or a resolution adopted or ratified, before or after the event, by the shareholders, a corporation has the power to indemnify a director or officer made a party to a proceeding, or advance or reimburse expenses incurred in a proceeding, under any circumstances, except that no such indemnification shall be allowed on account of (i) acts or omissions of the directors finally adjudged to be intentional misconduct or a knowing violation of the law; (ii) conduct of the director finally adjudged to be an unlawful distribution; or (iii) any transaction with respect to which it was finally adjudged that such director personally received a benefit in money, property or services to which the director was not legally entitled.

    Under the WBCA a corporation may indemnify the reasonable expenses of an individual made a party to a proceeding because the individual is or was a director against liability incurred in the proceeding for the individual's reasonable expenses incurred in connection with the proceeding if the individual acted in good faith, and, in the case of conduct in the individual's official capacity, he or she reasonably believed his or her conduct was in the best interests of the corporation (in all other cases, the individual must have reasonably believed that the conduct was not opposed to the corporation's best interests). In the case of a criminal proceeding, the individual must have had no reasonable cause to believe the conduct was unlawful. A corporation may not indemnify a director if the director is adjudged liable to the corporation, or the director is adjudged liable for receiving improper personal benefit in an action charging the same. Our articles of incorporation provide that we will indemnify our directors and officers to the fullest extent permitted by Washington law.

    Under the DGCL, a corporation may not indemnify any director, officer, employee or agent made or threatened to be made party to any threatened, pending or completed proceeding unless such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal proceedings, had no reasonable cause to believe that his or her conduct was unlawful. The DGCL also establishes several mandatory rules for indemnification. In the case of a proceeding by or in the right of the corporation to procure a judgment in its favor (e.g., a stockholder derivative suit), a corporation may indemnify an officer, director, employee or agent if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation. No person, however, adjudged to be liable to the corporation may be indemnified unless, and only to the extent that, the Delaware Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court deems proper. A director, officer, employee, or agent who is successful, on the merits or otherwise, in defense of any proceeding subject to the DGCL's indemnification provisions must be indemnified by the corporation for reasonable expenses incurred therein, including attorneys' fees. Internap Delaware's charter documents provide for mandatory indemnification of its officers and directors and certain other persons to the fullest extent permissible under the DGCL.

    We have included undertakings in various registration statements filed with the SEC that, in the event a claim for indemnification is asserted by a director or officer relating to liabilities under the Securities Act of 1933, we will submit to a court of appropriate jurisdiction the question of whether indemnification would be against public policy and will be governed by any final adjudication of such issue, unless in the opinion of our counsel the matter has been settled by controlling precedent.

  Other differences in charter documents

    Internap Delaware's certificate of incorporation and bylaws differ from our articles of incorporation and bylaws in other aspects. These differences generally are reflective of technical differences between Delaware and Washington law and a policy decision not to include provisions which are adequately covered by statute or not required to be included in such charter documents. None of these provisions, however, are expected to have a material effect on the governance of Internap.

Tax consequences

    In connection with the Reincorporation, the law firm of Cooley Godward LLP, our legal counsel, will issue an opinion that the Reincorporation will constitute a reorganization under the Internal Revenue Code of 1986, as amended. Accordingly, it is anticipated that no gain or loss will be recognized for federal income tax purposes by Internap, Internap Delaware, or our shareholders as a result of the Reincorporation, and the tax basis and holding period for the shares of Internap Delaware deemed received by our shareholders in exchange for our shares will be the same as the tax basis and holding period of our shares deemed to be surrendered therefor. In addition, Internap Delaware generally will succeed to our tax attributes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
IN FAVOR OF THE REINCORPORATION

PROPOSAL 2
APPROVAL OF THE PRIVATE PLACEMENT

    The Special Financial Committee of our board of directors, which is comprised of all the disinterested members of our board of directors, has unanimously approved and recommends that the shareholders approve the private placement of $101,045,000 aggregate purchase price of units, with each unit consisting 1/20 of a share of our Series A preferred stock and a warrant to purchase 1/4 of a share of our common stock. Each share of Series A preferred stock is initially convertible into 20 shares of common stock.

Introduction

    We are seeking your approval of the sale and issuance of the Series A preferred stock, the warrants and the underlying shares of common stock issuable upon the conversion or exercise of these securities. On July 20, 2001, we entered into a Unit Purchase Agreement with investment funds and other individuals (the "Purchasers"), pursuant to which we agreed to issue and sell, and the Purchasers agreed to buy, $101,045,000 aggregate purchase price of units. The lead Purchasers and other Purchasers of 5% or more of the securities to be sold in the proposed private placement are investment funds associated with Morgan Stanley Venture Partners, Oak Investment Partners, Granite Ventures, Heights Capital Management, Inc., INT Investments, Inc. and Rose Glen Capital Management, L.P. A full list of Purchasers is included in Exhibit A to the Unit Purchase Agreement, which is attached to this proxy statement as Appendix B. The Purchasers have deposited the purchase price for the units into escrow.

    The receipt of shareholder approval of the sale and issuance of the Series A preferred stock and the warrants is a condition to the closing of the private placement and the release of funds from escrow. If all Purchasers convert their shares of Series A preferred stock and exercise their warrants, assuming a conversion and exercise price of $1.60, they will hold approximately 34.4% of our common stock outstanding as of June 29, 2001, which may be deemed a change in control of Internap under the rules of the National Association of Securities Dealers, Inc. ("NASD"). As set forth below under "Nasdaq shareholder approval requirements," shareholder approval of the private placement, which will be satisfied by receiving the affirmative vote of a majority of the votes cast on the matter, is required by the rules of the NASD. The failure to obtain shareholder approval of the proposed private placement will have a material adverse effect on your investment.

    The terms of the private placement are set forth in the Unit Purchase Agreement attached as Appendix B hereto, the Escrow Agreement attached as Appendix C hereto, the Certificate of Designation attached as Appendix D hereto, and the form of warrant attached as Appendix E hereto. We refer to these agreements and documents collectively as the "Transaction Documents."

Reasons for the proposed private placement

    We decided to pursue the proposed private placement following an evaluation and review of our financial condition, funding requirements and prospects in light of adverse developments in the public capital markets that made it difficult to obtain financing through the public sale of securities. We also considered the lack of any meaningful opportunities to engage in a business combination transaction in the current business environment and the fact that a sale or liquidation of Internap prior to obtaining additional financing would likely result in lower value to our shareholders. We believe the proposed private placement will result in more long-term value for our shareholders than would be provided by either an acquisition or liquidation.

    At December 31, 2000, our cash, cash equivalents and short-term investments were $154.0 million. Cash and cash equivalents used in operations in 2000 were $95.1 million. During the fiscal year ended December 31, 2000, we incurred significant costs related to the acquisition of CO Space, Inc. and

VPNX.com, Inc., development of our services, entrance into international markets, formation of our subsidiaries and increases in headcount. We believe that under our business plan, our current cash, cash equivalents and short-term investments (approximately $106.0 million at March 31, 2001) will be insufficient to fund our operations beyond 2001 without substantial modifications to our current business plan in addition to the restructuring plans we announced in the first quarter of 2001 and on July 25, 2001. Both of these plans include workforce reductions, downsizing and closing of facilities and other miscellaneous cost reductions.

    Our current business plan requires us to continue to make significant expenditures to finance ongoing operations. The net proceeds from the proposed private placement will address our liquidity issues, support our working capital requirements, strengthen our balance sheet and support our business development efforts in accordance with our business plan. Unless we obtain adequate additional funding, we will be required to further reduce or modify our capital expenditures and to reduce our operations. These changes resulting from a lack of capital would adversely affect our business, results of operations and financial condition and would significantly impact our status as a going concern beyond 2001.

Evaluation of financing alternatives

    Beginning in April 2000, and continuing through the second quarter of 2001, the public capital markets as a source of funds experienced significant deterioration. Valuations of companies, including Internap, were adversely affected. The closing sale price of our common stock as reported on The Nasdaq Stock Market declined from $46 per share at March 31, 2000, to $2.30 per share at July 16, 2001. During the first quarter of 2001, we were considering various financing alternatives from a number of sources. As market conditions continued to deteriorate during the first half of 2001, our board of directors concluded it was in the best interests of Internap to investigate the possibility of a private placement of preferred stock to a limited group of investors, comprised of both current and new investors. Accordingly, we began discussing possible transactions with J.P. Morgan H&Q in its capacity as a financial advisor and later with our current investors who had shown an interest in such an investment, including Morgan Stanley Venture Partners, Granite Ventures, LLC and Oak Investment Partners. A possible transaction did not materialize until June 2001.

    We considered the following information in establishing the terms and conditions of the proposed transaction: the advice of our financial advisors, term sheets from four separate investor groups, the general financing environment, comparable transactions within our industry, the viability of other financing alternatives such as debt and other forms of equity, and the feedback received from discussions with potential investors. The exact consideration to be paid by the parties to the unit purchase agreement was ultimately determined through an arms-length negotiation among the parties.

Financial Advisory Fees

    In connection with the private placement, we entered into a financial advisory and placement agent agreement with J.P. Morgan H&Q pursuant to which we will pay J.P. Morgan H&Q a fee equal to (i) 6% of the qualified proceeds of the offering up to $50.0 million, (ii) 3% of the qualified proceeds of the offering over $50.0 million to $75.0 million, and (iii) 1% of the qualified proceeds of the offering over $75.0 million to $100.00 million. Qualified proceeds are those proceeds attributable to J.P. Morgan H&Q's activities as financial advisor and placement agent. We will also pay Thomas Weisel Partners' $500,000 for a fairness opinion, described below, delivered as part of our evaluation of the private placement.

    In addition to serving as placement agent in the proposed transaction, JP Morgan H&Q is associated with two investment funds, TI Ventures, L.P. ("TI Ventures") and H&Q Internap Investors, L.P. ("H&Q Investors"), that purchased preferred stock in Internap prior to the our initial public offering on October 4, 1999 ("IPO"). JP Morgan H&Q has no voting or dispositive control over any shares owned by TI Ventures or H&Q Investors and exercises no management power over these entities. A predecessor to JP Morgan H&Q also served as an underwriter for our IPO and for our follow on offering completed on April 12, 2000. Prior to being engaged to deliver the fairness opinion described below, Thomas Weisel had no relationships with Internap.

Use of proceeds

    We intend to use the net proceeds received from the issuance and sale of the units for general corporate purposes.

Summary description of the Unit Purchase Agreement

    Following is a summary of the Unit Purchase Agreement. A copy of the Unit Purchase Agreement is attached as Appendix B hereto.

    The Unit Purchase Agreement provides that we will issue and sell $101,045,000 aggregate purchase price of units, with each unit consisting of 1/20 of a share of Series A preferred stock and a warrant to purchase 1/4 of a share of common stock. The effective purchase price per unit will be the lower of $1.60 or 100% of the volume-weighted average price for the common stock for the five trading days occurring during the period from August 9, 2001 through August 15, 2001. We will also issue and sell additional units in consideration of the interest and other amounts earned on the escrow account as described below. Each share of Series A preferred stock will be initially convertible into 20 shares of common stock from and after the date of issuance, subject to adjustment as described under "Terms of the Series A preferred stock" below. The warrants will be immediately exercisable from and after the date of issuance.

  Lock-up provisions

    Lock-up provisions in the Unit Purchase Agreement provide that from June 14, 2001 until the closing of the private placement, the Purchasers will not participate in any sale or hedging transaction with respect to any shares or rights to acquire shares of our common stock or the Series A preferred stock or the related warrants. After closing of the private placement, the lock-up provisions will not apply to shares or rights to acquire shares of common stock owned by the Purchasers prior to June 14, 2001, purchased by the Purchasers in the open market after the date of the Unit Purchase Agreement or specified hedging transactions entered into before the Unit Purchase Agreement was executed. Six months after the closing of the private placement, however, 25% of the common stock into which the Series A preferred stock and related warrants are convertible or exercisable will be released from the lock-up provisions, and an additional 25% will be released from the lock-up provisions at the end of each of three successive three month periods thereafter.

  Representations, warranties and covenants

    The Unit Purchase Agreement contains representations and warranties relating to our organization and qualification, capitalization, authorization and enforceability of the Transaction Documents, issuance and sale of the Series A preferred stock and the warrants, filings with the SEC, eligibility for registration on Form S-3, use of proceeds and other related matters. The Unit Purchase Agreement also contains covenants by us to provide quarterly financial statements and audited annual financial statements to Purchasers that hold at least 25,000 shares of Series A preferred stock at the same time we file such information with the SEC.

  Closing conditions

    The closing of the private placement is conditioned upon satisfaction of the conditions to release of the escrowed funds, the accuracy as of the closing date of the representations and warranties contained in the Unit Purchase Agreement, the fulfillment of the covenants contained in the Unit Purchase Agreement, the approval of the private placement by our shareholders, the continued listing of our common stock on The Nasdaq Stock Market and delivery of customary closing documents. The Unit Purchase Agreement will terminate if the conditions to closing of the proposed private placement, including obtaining shareholder approval, have not been fulfilled on or before September 15, 2001, unless any such delay is caused solely by the review of our public filings by the SEC, in which case the deadline for satisfying closing conditions will be extended to October 15, 2001. A majority in interest of the Purchasers may extend the latter deadline until October 31, 2001, in its sole discretion.

  Voting rights

    Prior to closing of the private placement, we granted the Purchasers rights to approve certain significant corporate transactions such as amending our articles of incorporation and bylaws; changing the number of authorized shares of our capital stock; creating or issuing capital stock on parity with or senior to our Series A preferred stock; redeeming, repurchasing or paying dividends on our common stock; entering into any change of control transaction; changing the number of members of our board of directors; making loans to or repaying our officers or other affiliates; issuing debt in excess of $5 million; redeeming our capital stock; and increasing the shares available under our stock compensation plans.

  Change in control

    If we have a change of control event before the close of the proposed private placement, the Purchasers will be entitled to receive, in cash, an amount equal to what the Purchasers would have been entitled to receive under the liquidation provisions of the certificate of designation had they held the Series A preferred stock and had exercised the warrants on the date the change of control occurred.

  Registration rights

    We have agreed to use our best efforts to file a registration statement relating to the resale of the common stock underlying the Series A preferred stock and the warrants within 20 days after the closing of the private placement, to cause such registration statement to become effective within 180 days after the closing of the private placement and to keep the registration statement open for five years, subject to limited deferral periods. If we fail to meet these deadlines, we must pay the Purchasers liquidated damages equal to a weekly rate of one quarter of one percent (.25%) of the aggregate purchase price for each day after the deadline we fail to complete such tasks.

Summary description of the Escrow Agreement

    The following is a summary of the Escrow Agreement. A copy of the Escrow Agreement is attached as Appendix C hereto.

    The Escrow Agreement, dated as of July 20, 2001, is by and among the Purchasers, The Chase Manhattan Trust Company, National Association as escrow agent and Internap. Pursuant to the Escrow Agreement, the Purchasers deposited their respective funds for the purchase of the units with the escrow agent. While in escrow the funds will be invested and reinvested by the escrow agent pursuant to a schedule of investments provided by the Purchasers. Upon shareholder approval of the proposed private placement, Chase Manhattan will deliver the escrow funds, including interest, to us in exchange for delivery of the Series A Preferred stock and the warrants to purchase common stock. The escrow agent will return the escrow funds, including interest, to the Purchasers:

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  immediately, if the shareholders do not approve the private placement;

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  on September 16, 2001, if the shareholder vote has not been held for reasons other than a delay caused by SEC review of our proxy statement and annual report;

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  on October 16, 2001, if the closing of the private placement has not occurred, and it has not been extended by a majority in interest of the Purchasers; or

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  on October 31, 2000, if the closing of the private placement has not occurred.

    As part of the Escrow Agreement we will pay the escrow agent its usual fee for providing its services, including customary expenses. The Escrow Agreement will terminate upon delivery of the funds to either the Purchasers or us.

Terms of the Series A preferred stock

    The following is a summary of the terms of the Series A preferred stock as described in the certificate of designation attached as Appendix D hereto.

  Dividends

    The Series A preferred stock will only receive non-cumulative cash dividends at a rate equal to ten percent per share (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares) per annum when, as and if declared by our board of directors but only out of funds that are legally available therefor. The dividends will be paid to the Series A preferred stock prior, and in preference, to any dividends paid to the common stock.

  Liquidation preference

    In the event of a liquidation, dissolution, or winding up of Internap, the holders of the Series A preferred stock will receive, in preference to holders of the common stock, an amount equal to the purchase price paid for the Series A preferred stock. After payment in full of this Series A preferred stock liquidation preference, our remaining assets available for distribution will be distributed ratably among the holders of the common stock and Series A preferred stock on an as-converted basis until holders of the Series A preferred stock have received in the aggregate three times the purchase price of the Series A preferred stock. A consolidation or merger, a sale of all or substantially all of our assets, or a sale of 50% or more of our outstanding stock will be treated as a liquidation.

  Conversion

    The Series A preferred stock will be convertible, at the option of the holder, at any time, and from time to time, after the date of issuance, into shares of common stock. Initially, each share of Series A preferred stock will be convertible into 20 shares of common stock, subject to adjustments as described below. The Series A preferred stock will be converted automatically into common stock upon the earlier of (i) three years after the date it is first issued; (ii) a date after the date it is first issued on which our common stock price trades above the greater of $5.00 per share or 1/4 the original Series A preferred stock purchase price for a period of 45 consecutive trading days provided that such shares are not then subject to a contractual lock-up; or (iii) upon the affirmative election of holders of at least 60% of the outstanding shares of Series A preferred stock.

  Antidilution protection

    If the number of shares of our outstanding common stock changes after July 20, 2001, by reason of stock dividends, distributions payable in common stock, split-ups, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, or the like, the number and class of shares available upon conversion of the Series A preferred stock in the aggregate and the conversion price shall be correspondingly adjusted to give each Purchaser, on conversion, the total number, class, and kind of shares as the Purchaser would have owned had the Series A preferred stock been converted prior to the event. Also, if we issue or sell additional shares of our common stock for a price less than the conversion price, the conversion price will be adjusted to a price equal to the effective price of such additional shares of common stock, subject to certain exclusions.

    In addition, if we make a distribution to the holders of our common stock of evidences of indebtedness, assets or other property, the conversion price will be adjusted by multiplying it by a fraction, the numerator of which will be the current market price per share of our common stock, less the fair market value of the assets, other property or evidence of indebtedness to be distributed to one share of common stock, and the denominator of which shall be such current market price per share of common stock.

    The conversion price will also be adjusted if a tender or exchange offer is made by a person other than us or one of our affiliates for an amount that increases the offeror's ownership of our common stock to more than 25% of our outstanding common stock and which involves the payment per share of common stock that exceeds the current market price per share of our common stock, and our board of directors has not recommended rejecting the offer. Upon such a tender or exchange offer the conversion price shall be reduced by multiplying it by a fraction, the numerator of which will be the number of shares of common stock outstanding (including any tendered or exchanged shares) multiplied by the common stock's current per share market price and the denominator of which will be the sum of (i) the fair market value of the aggregate consideration payable to shareholders as part of the tender or exchange offer and (ii) the product of the number of shares of common stock outstanding (less the shares tendered or exchanged as part of the tender or exchange offer) and the current market price per share of the common stock.

    Finally, if there is any recapitalization, reclassification or reorganization of our capital stock, or if we consolidate or merge with another company, or if we sell all or substantially all of our assets or otherwise enter into a transaction such that the holders of our common stock will be entitled to receive stock, securities, or other assets or property, then, as a condition of such a transaction, the Purchasers will have the right to receive (in lieu of the common stock receivable upon conversion of the Series A preferred stock) such stock, securities or other assets or property as the Purchasers would have received had they converted the Series A preferred stock and received common stock prior to the transaction. There will be no such condition, however, if the Series A preferred stock holder is a person with whom we consolidated or into whom we merged or which merged into us or to which such sale or transfer was made, as the case may be, or an affiliate of such a person.

  Voting

    The shares of Series A preferred stock will be entitled to vote together with the shares of common stock for the election of directors. For purposes of determining the number of votes that each share of Series A preferred stock is entitled to cast for the election of directors, each share will be treated as if it had been converted into that number of shares of common stock determined in accordance with the conversion provisions described above.

    The Series A preferred stock will have the right to vote as a separate class on any proposal to (i) offer, sell or issue any security with rights that are senior to or equivalent to those of the Series A preferred stock; (ii) repurchase or redeem the common stock (except from an employee upon termination); (iii) change the size of the board of directors; (iv) increase the number of authorized shares of common stock or preferred stock; (v) merge, reorganize or sell substantially all of our assets; (vi) pay dividends to the common stock; (vii) loan to or repay the debts of our officers or other affiliates except as may be agreed to prior to execution of Unit Purchase Agreement; (viii) execute any debt instrument in excess of $5 million; (ix) increase the number of shares subject to our option plans; or (x) consummate any transaction pursuant to Section 305 of the Internal Revenue Code.

    In addition, we will not make any amendment to our certificate of incorporation, bylaws or other governing documents which would result in an adverse change to the rights, preferences or privileges of the Series A preferred stock without first obtaining the approval of the holders of at least a majority of the Series A preferred stock.

Terms of the warrants

    The following is a summary of the terms of the warrant. The form of warrant is attached as Appendix E hereto.

    For each unit a Purchaser acquires, the Purchaser will receive a warrant to purchase 1/4 of a share of common stock. The warrants are immediately exercisable for shares of common stock at an exercise price equal to the lower of (i) $2.2753 (100% of the volume-weighted average price for the common stock for the five trading days preceding the funding of the escrow), or (ii) 100% of the volume-weighted average price for the common stock for the five trading days occurring during the period from August 9, 2001 through August 15, 2001. The warrants contain antidilution protections similar to the antidilution protections applicable to the Series A preferred stock, have a five year term and may be exercised pursuant to a cash-less exercise at the option of the holder.

Nasdaq shareholder approval requirements

    Our common stock is listed on The Nasdaq Stock Market, which makes it subject to the NASD listing standards. NASD Rule 4350(i)(1)(D) requires that the issuer of stock in a non-public offering obtain shareholder approval prior to an issuance where (i) the securities issued are common stock or securities convertible into common stock; (ii) the price per share of the securities in the offering is less than the greater of book value or market value of the issuer's common stock; and (iii) the proposed issuance would result in the issuance of 20% or more of the common stock or voting power of the issuer before the issuance. NASD Rule 4350(i)(1)(B) also requires shareholder approval of any issuance of securities that will result in a change of control of the issuer.

    The issuance and sale of the Series A preferred stock and the warrants may, upon their conversion or exercise, respectively, result in our issuing shares of common stock in excess of 20% of the total number of shares of our common stock outstanding for a price per share less than the book value or market value of the common stock. In addition, although the term "change of control" is not defined in the NASD Rules, it is possible that our transactions with the Purchasers may be deemed to constitute a "change of control" in light of the significant common stock ownership the Purchasers may have as a result of their conversion of the Series A preferred stock and their exercise of the warrants.

    Assuming the conversion of all shares of the Series A preferred stock at a 1:20 conversion ratio and the exercise of all warrants, we would be required to issue an aggregate of 78,941,406 shares of common stock to the Purchasers. As of August 9, 2001, the record date for the annual meeting of shareholders, there were 150,555,935 shares of common stock issued and outstanding. Accordingly, the total number of shares of common stock to be issued upon conversion of the Series A preferred stock and upon exercise of the warrants would constitute approximately 52.4% of the our issued and outstanding common stock, in excess of the 20% threshold of NASD Rule 4350(i)(1)(D), and an amount likely to constitute a "change of control" within the meaning of NASD Rule 4350(i)(1)(B).

Fairness opinion

    Our board of directors formed a Special Finance Committee to investigate, consider and evaluate the proposed private placement. In connection with its evaluation of the proposed private placement, the Special Finance Committee engaged Thomas Weisel Partners LLC as a financial advisor to render a fairness opinion. Thomas Weisel Partners rendered its oral opinion (which was subsequently confirmed in writing) that, as of July 18, 2001, based upon and subject to the considerations set forth in its opinion, the consideration to be received by us in the transaction evidenced by the Transaction Documents is fair to us from a financial point of view. The written opinion of Thomas Weisel Partners is attached as Appendix F to this proxy statement, and you should read it carefully and completely.

    The following summary of the fairness opinion is qualified in its entirety by reference to the full text of the opinion. Thomas Weisel Partners' opinion, which was directed to the Special Finance Committee, addresses only the fairness from a financial point of view as of July 18, 2001 of the consideration and does not address any other aspect of the proposed private placement. Thomas Weisel Partners acted solely as a provider of the fairness opinion to the Special Finance Committee in connection with the proposed private placement. Thomas Weisel Partners did not participate in negotiations with respect to the Transaction Documents and did not advise the Special Finance Committee with respect to alternatives to the proposed private placement or our decision to proceed with or effect the proposed private placement. Thomas Weisel Partners' opinion is not a recommendation to any of our shareholders as to how a shareholder should vote with respect to the proposed private placement. At our direction, Thomas Weisel Partners was neither asked to nor did it offer any opinion as to the Transaction Documents or the form of the proposed private placement. Furthermore, Thomas Weisel Partners expressed no opinion as to whether any alternative transaction might produce proceeds to us in excess of those produced in the proposed private placement. In rendering its opinion, Thomas Weisel Partners assumed, with our consent, that we will comply with all the material terms of the Transaction Documents. In arriving at its opinion, Thomas Weisel Partners, among other things:

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  reviewed certain business and financial information from publicly available sources and our internal records;

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  reviewed the financial terms and conditions of the Transaction Documents;

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  reviewed publicly available financial and stock market data with respect to the trading of, and the trading market for, our common stock;

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  compared Internap from a financial point of view with certain other companies that Thomas Weisel Partners deemed to be relevant;

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  compared the financial terms of the private placement with the publicly available financial terms of certain recent investments made by private equity funds or investors in securities of public companies (other than common stock) which Thomas Weisel Partners believed to be comparable, in whole or in part, to the proposed private placement;

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  reviewed and discussed with representatives of our management certain internal financial information and other data relating to our business and financial prospects, including estimates and financial forecasts prepared by our management that are not publicly available;

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  made inquiries regarding and discussed the proposed private placement and the Transaction Documents and other related matters with our legal counsel;

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  considered certain pro forma effects of the private placement on our financial statements;

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  viewed information relating to the securities offering process we have undertaken; and

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  conducted such other financial studies, analyses and investigations, and considered such other information, as Thomas Weisel Partners deemed necessary or appropriate.

    In connection with its review, at our direction, Thomas Weisel Partners did not assume any responsibility for independent verification for any of the information reviewed by it for the purpose of its opinion and, with our consent, relied on such information being complete and accurate in all material respects. In addition, at our direction, Thomas Weisel Partners did not make any independent evaluation or appraisal of any of our assets or liabilities, contingent or otherwise. With respect to the financial forecasts, estimates and pro forma effects referred to above, Thomas Weisel Partners assumed, at our direction, that they were reasonably prepared on a basis reflecting the best currently available estimates and judgments of our management as to our future performance but, for purposes of its sensitivity analysis, Thomas Weisel Partners adjusted such forecasts to reflect more conservative assumptions than those made by our management regarding our projected revenues. Thomas Weisel Partners also adjusted assumptions relating to certain operating expenses, working capital, and capital expenditures. Thomas Weisel Partners discussed the adjusted forecasts with our management and our management consented to Thomas Weisel Partners' consideration of such adjusted forecasts in certain analyses performed in arriving at its opinion. In addition, Thomas Weisel Partners assumed with our approval that the future financial results referred to above will be achieved at the times and generally in the amounts projected by our management. Thomas Weisel Partners also assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the private placement will be obtained without any material adverse effect on us or the proposed private placement and that the terms of the Transaction Documents are the most beneficial terms that could under the circumstances be negotiated.

    Thomas Weisel Partners' opinion was necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to it as of, the date of its opinion. No company, transaction or business used in Thomas Weisel Partners' analyses is identical to us or our proposed private placement. Accordingly, the analysis of the results necessarily involves complex considerations and judgments concerning differences in financial and operating characteristics and other factors.

Possible effects of the proposed private placement

    The Special Finance Committee unanimously recommends approval of the issuance and sale of the units to the Purchasers and is of the opinion that the issuance would be fair to, and in the best interest of, Internap. In making this determination, the Special Finance Committee relied upon the fairness opinion of Thomas Weisel Partners attached to this proxy statement as Appendix F, its review of comparable transactions in Internap's industry, the lack of other viable financing alternatives available to Internap, a comparison of term sheets submitted by three other investor groups, and feedback obtained during the marketing process. You should consider the following factors as well as other information (including the terms of the Series A preferred stock) contained in this proxy statement in evaluating the proposed private placement:

    The issuance of the Series A preferred stock and the warrants will have dilutive effects that could depress the market price of our common stock and dilute the voting power of existing shareholders.  The issue and sale of the units will substantially increase the number of shares of common stock we may issue below the then current market price of the common stock. If all the shares of Series A preferred stock are converted and if all warrants are fully exercised, the purchaser would hold on a pro forma basis approximately 34.4% of our outstanding common stock as of June 29, 2001. If all shares of Series A preferred stock are converted and if all warrants are fully exercised, the purchasers would hold on a pro forma basis approximately 29.6% of our fully-diluted outstanding common stock (based on all equity incentives available for issuance) as of June 29, 2001, excluding their current holdings and assuming a unit purchase price of $1.60 and no adjustments to the conversion price or exercise price. Adjustments to or resets of the conversion price of the Series A preferred stock or the exercise prices of the warrants would further dilute the ownership interests and voting power of existing shareholders. In addition, the issuance of common stock upon the conversion of the Series A preferred stock and upon the exercise of the warrants could have a depressive effect on the market price of the common stock by increasing the number of shares of common stock outstanding.

    The Purchasers as a group will control a significant portion of our outstanding capital stock.  The Purchasers, as a group, will control a significant portion of our outstanding capital stock and, as such, will have significant voting power with respect to our shares. As a result and in light of some of the Purchasers' combined ownership of a substantial amount of outstanding shares of our common stock (see "Security Ownership of Certain Beneficial Owners and Management" below), the Purchasers may be able to affect the outcome of all matters brought before the shareholders, including a vote for the election of directors and the approval of mergers and other business combination transactions.

    Holders of Series A preferred stock will have rights that are senior to holders of common stock.  The holders of the Series A preferred stock will have a claim against our assets senior to any claim that the holders of our common stock would have in the event of a liquidation, dissolution or winding up. As a result of this preference, the holders of the Series A preferred stock will have rights that are senior to the common stock in many respects.

Principal effects of approval or non-approval

    If the shareholders approve the issuance and sale of the Series A preferred stock and the warrants, we may initially issue up to 78,941,406 shares of common stock upon the conversion of the Series A preferred stock and the exercise of the warrants.

    If the shareholders do not approve the issuance and sale of the Series A preferred stock and the warrants, the Series A preferred stock and the warrants will not be issued and the Purchasers' funds held in escrow, together with interest and other income thereon, will be returned to the Purchasers.

    In the opinion of our management, failure to approve the issue and sale of the Series A preferred stock and the warrants will have a material adverse effect on your investment. Furthermore, management believes if the shareholders do not authorize this proposed private placement, it will be difficult for us to obtain alternative sources of financing on a timely basis or at all. Even if we are able to timely obtain such an alternative source of financing, there can be no assurance that the terms will be as favorable as the terms of the Transaction Documents or acceptable to us at all.

THE SPECIAL FINANCE COMMITTEE UNANIMOUSLY RECOMMENDS
A VOTE IN FAVOR OF THE PRIVATE PLACEMENT

PROPOSAL 3
RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

    Our board of directors has selected PricewaterhouseCoopers LLP as its independent accountants for each of the fiscal years ending December 31, 2001 and 2002 and has further directed that management submit the selection of the independent accountants for ratification by the shareholders at the annual meeting. PricewaterhouseCoopers LLP has audited our financial statements since our inception in 1996. Representatives of PricewaterhouseCoopers LLP are expected to be present at the annual meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

    Shareholder ratification of the selection of PricewaterhouseCoopers LLP as our independent accountants is not required by our bylaws or otherwise. However, the board of directors is submitting the selection of PricewaterhouseCoopers LLP to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the audit committee and the board of directors will reconsider whether to retain that firm. Even if the selection is ratified, the audit committee and the board of directors in their discretion may direct the appointment of different independent accountants at any time during the year if they determine that such a change would be in the best interests of us and our shareholders.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 3

PROPOSAL 4
ELECTION OF DIRECTORS

    Our amended and restated articles of incorporation and bylaws provide that our board of directors shall be divided into three classes, each class consisting, as nearly as possible, of one-third of the total number of directors, with each class having a three-year term. Vacancies on the board of directors may be filled by persons elected by a majority of the remaining directors. A director elected by the board of directors to fill a vacancy (including a vacancy created by an increase in the number of directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director's successor is elected and qualified.

    Our board of directors is presently composed of six members with one vacancy. There are two directors currently in the class whose terms of office expire in 2001, which is designated as Class II. Both of these directors will stand as nominees for election to Class II at the annual meeting. The nominees for election to Class II are current directors who were previously elected by the shareholders. If elected at the annual meeting, each nominee would serve until the 2004 annual meeting and until his successor is elected and has been qualified, or until such director's earlier death, resignation or removal.

    Directors are elected by a plurality of the votes cast that are present in person or represented by proxy and entitled to vote at the meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, FOR the election of the nominees named below. Should these nominees be unavailable for election as a result of an unexpected occurrence, these shares will be voted for the election of substitute nominees proposed by management. The persons nominated for election to Class II have agreed to serve if elected, and management has no reason to believe they will be unable to serve.

Nominees for election for a three-year term expiring at the 2004 annual meeting

    Fredric W. Harman (age 40) has served as a director since January 1999. Since 1994, Mr. Harman has served as a Managing Member of the General Partners of venture capital funds affiliated with Oak Investment Partners. Mr. Harman served as a General Partner of Morgan Stanley Venture Capital, L.P. from 1991 to 1994. Mr. Harman serves as a director of Avenue A, Inktomi Corporation, Primus Knowledge Solutions, Quintus Corporation and several privately held companies. Mr. Harman holds a Bachelor of Science degree and a Master degree in electrical engineering from Stanford University and a Master of Business Administration from Harvard University.

    Kevin L. Ober (age 39) has served as a director since October 1997. From February 2000 to the present Mr. Ober has been involved in various business activities including sitting on the boards of several start-up companies including PictureIQ and HealthRadius. From November 1993 to January 2000 Mr. Ober was a member of the investment team at Vulcan Ventures Inc. Prior to working at Vulcan Ventures, Mr. Ober served in various positions at Conner Peripherals, Inc., a computer hard disk drive manufacturer. Mr. Ober holds a Master of Business Administration from Santa Clara University and Bachelor of Science degree in business administration from St. John's University.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF THE NAMED NOMINEES.

Directors continuing in office until the 2002 annual meeting

    Eugene Eidenberg (age 61) has served as a director and chairman of the board of directors since November 1997. Effective July 25, 2001, Mr. Eidenberg began serving as Internap's Chief Executive Officer. Mr. Eidenberg has been a Managing Director of Granite Venture Associates LLC since 1999 and has served as a Principal of Hambrecht & Quist Venture Associates since 1998 and was an advisory director at the San Francisco investment banking firm of Hambrecht & Quist from 1995 to 1998. Mr. Eidenberg served for 12 years in a number of senior management positions with MCI Communications Corporation. His positions at MCI included Senior Vice President for Regulatory and Public Policy, President of MCI's Pacific Division, Executive Vice President for Strategic Planning and Corporate Development and Executive Vice President for MCI's international businesses. Mr. Eidenberg is currently a director of several private companies. Mr. Eidenberg holds a Ph.D. and a Master of Arts degree from Northwestern University and a Bachelor of Arts degree from the University of Wisconsin.

    William J. Harding (age 53) has served as a director since January 1999. Dr. Harding is a General Partner of Morgan Stanley Dean Witter Venture Partners and Managing Director of Morgan Stanley & Co., Inc. He joined Morgan Stanley Dean Witter & Co., Inc. in October 1994. Dr. Harding is currently a Director of Commerce One, Inc. and several private companies. Prior to joining Morgan Stanley, Dr. Harding was a General Partner of several venture capital partnerships affiliated with J.H. Whitney & Co. Previously, Dr. Harding was associated with Amdahl Corporation from 1976 to 1985, serving in various technical and business development roles. Prior to Amdahl, Dr. Harding held several technical positions with Honeywell Information Systems. Dr. Harding holds a Bachelor of Science in Engineering Mathematics and a Master of Science in Systems Engineering from the University of Arizona, and a Ph.D. in Engineering from Arizona State University. Dr. Harding served as an officer in the Military Intelligence Branch of the United States Army Reserve.

    Anthony C. Naughtin (age 45) founded Internap and served as our Chief Executive Officer from May 1996 until July 2001 and served as our President from May 1996 until May 2001. Mr. Naughtin has also served as a director since October 1997. Prior to founding Internap, he was vice president for commercial network services at ConnectSoft, Inc., an Internet and e-mail software developer, from May 1995 to May 1996. From February 1992 to May 1995, Mr. Naughtin was the director of sales at

NorthWestNet, an NSFNET regional network. Mr. Naughtin has served as a director of Counterpane Internet Security, Inc. since March 2001 and also participates on the advisory boards of Terrabeam Corporation, ThruPoint, Inc., 360Networks, Inc. and the University of Washington School of Business. Mr. Naughtin holds a Bachelor of Arts in Communications from the University of Iowa and is a graduate of the Creighton School of Law.

Director continuing in office until the 2003 annual meeting

    Robert D. Shurtleff, Jr. (age 46) has served as a director since January 1997. In 1999, Mr. Shurtleff founded S.L. Partners, a strategic consulting group focused on early stage companies. From 1988 to 1998, Mr. Shurtleff held various positions at Microsoft Corporation, including Program Management and Development Manager and General Manager. Mr. Shurtleff is currently a director of four private companies and also serves on technical advisory boards of several private companies and venture capital firms. Prior to working at Microsoft Corporation, Mr. Shurtleff worked at Hewlett Packard Company from 1979 to 1988. Mr. Shurtleff holds a Bachelor of Arts degree in computer science from the University of California at Berkeley.

Board of directors committees and meetings

    During the fiscal year ended December 31, 2000, the board of directors held 10 meetings and acted by unanimous written consent six times. The board of directors has an audit committee and a compensation committee.

    The audit committee meets with our independent accountants at least annually to review the results of the annual audit and discuss the financial statements, recommends to the board of directors the independent accountants to be retained, oversees the independence of the independent accountants, evaluates the independent accountants' performance and receives and considers the independent accountants' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The audit committee is composed of three directors, William J. Harding, Fredric W. Harman and Kevin L. Ober all of whom are independent as independence is defined in NASD Rule 4200(a)(15). The audit committee held four meetings during the fiscal year. The audit committee has adopted a written audit committee charter that is attached as Appendix G. A report of the audit committee is included later in this proxy statement.

    The compensation committee reviews and recommends to the board of directors the compensation and benefits of all our officers and establishes and reviews general policies relating to compensation and benefits for our employees. The compensation committee consists of two nonemployee directors, Kevin L. Ober and Robert D. Shurtleff, Jr. The compensation committee held two meetings during the fiscal year and acted by unanimous written consent 124 times. A report of the compensation committee is included later in this proxy statement.

    During the fiscal year ended December 31, 2000, each member of our board of directors attended at least 75% of the meetings of the board of directors and of the committees on which he served that were held during the period for which he was a director or committee member.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth as of May 31, 2001 information regarding the beneficial ownership of our common stock by (i) each person known by us to beneficially own more than 5% of our common stock; (ii) each of our directors; (iii) each of our executive officers for whom compensation is reported in this proxy statement; and (iv) all of our directors and executive officers as a group. Except as otherwise noted, we believe that the beneficial owners of our common stock listed below, based on information furnished by such owners, have sole voting and investment power with respect to such shares.

	Shares Beneficially Owned
Name and Address of Beneficial Owner
	Number	Percent
Massachusetts Financial Services (1) 500 Boylston Street Boston, MA 02116	15,419,411	10.3%
Morgan Stanley Venture Partners (2) c/o Morgan Stanley Venture Partners 1221 Avenue of the Americas New York, NY 10020	8,055,694	5.4%
William J. Harding (2)	8,055,694	5.4%
Eugene Eidenberg (3)	5,533,339	3.7%
Oak Investment Partners VIII, L.P. (4) c/o Oak Investment Partners VIII, L.P. 525 University Avenue, Suite 1300 Palo Alto, CA 94301	9,621,242	6.4%
Fredric W. Harman (4)	9,621,242	6.4%
Kevin L. Ober (5)	308,333	*
Paul E. McBride (6)	5,313,271	3.5%
Anthony C. Naughtin (7)	4,863,439	3.2%
Christopher D. Wheeler (8)	4,517,908	3.0%
Robert D. Shurtleff, Jr. (9)	1,796,888	1.2%
Jerome Conlon	0	*
Michael W. Vent (10)	74,201	*
All directors and executive officers as a group (13 persons)(11)	40,721,394	26.6%

*
Less than 1%

(1)
Consists of 15,419,411 shares held by funds managed by Massachusetts Financial Services, over which Massachusetts Financial Services has voting or dispositive control.

(2)
Consists of 604,324 shares held by Morgan Stanley Venture Investors III, L.P., 275,369 shares held by The Morgan Stanley Venture Partners Entrepreneur Fund, L.P., 6,294,147 shares held by Morgan Stanley Venture Partners III, L.P., 541,344 shares held by Morgan Stanley Venture Capital III, Inc. and 240,510 shares held by Dr. Harding, who is a managing member of the general partner of Morgan Stanley Venture Partners. Also includes 100,000 shares issuable upon the exercise of options held by Dr. Harding that are exercisable within 60 days of May 31, 2001.

  Dr. Harding disclaims beneficial ownership of the shares held by Morgan Stanley Venture Partners, except to the extent of his proportionate interest therein, and Morgan Stanley Venture Partners disclaims beneficial ownership of shares held by Dr. Harding.

(3)
Consists of 2,508,853 shares held by H&Q Internap Investors, L.P., 2,215,466 shares held by TI Ventures, LP, 180,705 shares held by Mr. Eidenberg, 139,433 shares held by Mr. Eidenberg as trustee of the Eugene Eidenberg Trust September 1997, the Anna Chavez Educational Trust and the Anna Chavez Separate Property Trust, and 30,549 shares held by Granite Ventures LLC. Also includes 458,333 shares issuable upon the exercise of options held by Mr. Eidenberg that are exercisable within 60 days of May 31, 2001. Mr. Eidenberg disclaims beneficial ownership of the shares held by H&Q Internap Investors, L.P., TI Ventures, LP, the Anna Chavez Educational Trust, the Anna Chavez Separate Property Trust and Granite Ventures LLC.

(4)
Consists of 9,279,725 shares held by Oak Investment Partners VIII, L.P., 218,465 shares held by Oak VIII Affiliates Fund L.P., 94,853 shares held by Mr. Harman, an aggregate of 8,199 shares held in trust for the benefit of Mr. Harman's three minor children and 20,000 shares issuable upon the exercise of options held by Mr. Harman that are exercisable within 60 days of May 31, 2001. Mr. Harman disclaims beneficial ownership of the shares held by Oak Investment Partners VIII, L.P., Oak VIII Affiliates Fund L.P., except to the extent of his proportionate ownership therein, and of the shares held in trust for his three minor children. Oak Investment Partners VIII, L.P. and Oak VIII Affiliates Fund L.P. disclaim beneficial ownership of shares held by Mr. Harman.

(5)
Includes 58,333 shares issuable upon the exercise of options that are exercisable within 60 days of May 31, 2001.

(6)
Includes 1,075,646 shares held by Mr. McBride as trustee of the McBride Trust, the McBride Grandchildren's Trust No. 1, the McBride Grandchildren's Trust No. 2, the McBride Grandchildren's Trust No. 3 and the McBride Legacy Trust for the benefit of Mr. McBride's minor children, and 217,468 shares issuable upon the exercise of options held by Mr. McBride that are exercisable within 60 days of May 31, 2001. Mr. McBride disclaims beneficial ownership of the shares held by him as trustee of the McBride Trust, the McBride Legacy Trust and the McBride Grandchildren's Trust Nos. 1, 2 and 3.

(7)
Includes 1,619,087 shares held by Crossroads Associates, LLC, 400,000 shares held by Crossroads Associates II, LLC, 18,000 shares held by Mr. Naughtin as trustee of the Eric Weaver Gift Protection Trust, the Hugh Naughtin Gift Protection Trust, and the Rose Naughtin Gift Protection Trust, and 325,000 shares issuable upon the exercise of options held by Mr. Naughtin that are exercisable within 60 days of May 31, 2001. Mr. Naughtin disclaims beneficial ownership of the 18,000 shares held by him as trustee of the Eric Weaver Gift Protection Trust, the Hugh Naughtin Gift Protection Trust and the Rose Naughtin Gift Protection Trust.

(8)
Includes 121,526 shares held by the CDW Limited Partnership, 288,000 shares held by Mr. Wheeler as trustee of the Christopher D. Wheeler Foundation and the Christopher D. Wheeler Charitable Remainder Unitrust 1, and 217,468 shares issuable upon the exercise of options held by Mr. Wheeler that are exercisable within 60 days of May 31, 2001. Mr. Wheeler disclaims beneficial ownership of the shares held by the Chistopher D. Wheeler Foundation and the CDW Limited Partnership.

(9)
Includes 166,500 shares held by Robert D. Shurtleff, Jr. as trustee of the Shurtleff Family Trust, 650,700 shares issuable upon exercise of warrants held by Mr. Shurtleff exercisable within 60 days of May 31, 2001 and 100,000 shares issuable upon the exercise of options held by Mr. Shurtleff that are exercisable within 60 days of May 31, 2001. Mr. Shurtleff disclaims beneficial ownership of the shares held by the Shurtleff Family Trust.

(10)
Consists of 26,201 shares issuable upon the exercise of options held by Mr. Vent that are exercisable within 60 days of May 31, 2001.

(11)
Includes 2,498,510 shares issuable upon the exercise of options and warrants that are exercisable within 60 days of May 31, 2001.

EXECUTIVE OFFICERS

    Our executive officers and their ages as of May 31, 2001 are as follows:

Name	Age	Position	Since
Anthony C. Naughtin	45	Chief Executive Officer	1996
Michael W. Vent	48	President and Chief Operating Officer	2000
Paul E. McBride	38	Vice President of Finance & Administration, Chief Financial Officer and Secretary	1996
Christopher D. Wheeler	34	Vice President of Technology and Chief Technology Officer	1996
Robert Gionesi	43	Vice President, Sales	2000
Alan D. Norman	42	Vice President of Development	1999
John Scanlon	42	Vice President, Service Planning	2000

    For Mr. Naughtin's biographical summary, see "Election of Directors."

    Michael W. Vent is President and Chief Operating Officer. Mr. Vent was appointed President on May 24, 2001. Prior to joining Internap in July 2000, Mr. Vent was President, Network Services and Information Technology and Chief Network Officer at Broadwing Communications. Prior to Broadwing Communications, Mr. Vent was Vice President of Network and Information Services for West Coast Telecommunications. Previous positions Mr. Vent has held are Vice President, Information Technology and Chief Information Officer for Progressive Communications Technology and Director of Computer and Networks for MCI Telecommunications. Mr. Vent holds a Master in Business Administration from Baldwin and Wallace College and a Bachelor of Science in Electronic Engineering from Franklin University.

    Paul E. McBride is Vice President of Finance and Administration, Chief Financial Officer and Secretary. Prior to joining Internap in 1996, he was Vice President of Finance and Operations at ConnectSoft from February 1995 to March 1996. From December 1992 to January 1995, he served as Chief Financial Officer and Vice President of Finance at PenUltimate, Inc., a software developer. Mr. McBride holds a Bachelor of Arts in Economics and a Bachelor of Science in Finance from the University of Colorado, and holds a Master of Business Administration from the University of Southern California.

    Christopher D. Wheeler is Vice President of Technology and Chief Technology Officer. Prior to joining Internap in 1996, Mr. Wheeler was co-founder, President and Chief Executive Officer of interGlobe Networks, Inc., a TCP/IP consulting firm, from 1994 to 1996. Mr. Wheeler also worked in advanced network/Internet technology areas at NorthwestNet, which is now Verio Northwest, and was responsible for backbone engineering, routing technology design, network management tools development, network operations and systems engineering at the University of Washington from 1989 to 1994. Mr. Wheeler holds a Bachelor of Science in Computer Science from the University of Washington.

    Robert Gionesi is Vice President of Sales. Prior to joining Internap in 1998, Mr. Gionesi was Director of Sales for MCI's Commercial Global account segment in New York City where he was responsible for the sales and technical management of MCI's largest accounts. Prior to MCI, Mr. Gionesi held numerous senior sales positions at AT&T, including Regional Technical Manager, District Sales Manager and Senior Staff Manager for the Regional Vice President. Mr. Gionesi has a degree in Business Communications from Adelphi University in Garden City, New York and a Master of Science in Telecommunications and Computing Management from Polytechnic University in Brooklyn, New York.

    Alan D. Norman is Vice President of Development. Prior to joining Internap in 1999, Mr. Norman served as Vice President, General Manager of New Business Development at Etak, a unit of Sony Corporation, from May 1996 to August 1999. Mr. Norman served as Vice President, General Manager of the Automotive Business Unit for Etak, then owned by News Corporation, from September 1992 through April 1996. Mr. Norman holds a Master of Science in Business and a Bachelor of Science from Stanford University.

    John Scanlon is Vice President, Service Planning. Since joining Internap in 2000, Mr. Scanlon has served as Director of Carrier Relations and Vice President of Product Marketing. Prior to joining Internap, Mr. Scanlon served as the President of Flat Rate Communications, Inc., which was acquired by Viatel. Mr. Scanlon continued on as a General Manager of Viatel after the acquisition. Prior to his work with Flat Rate, Mr. Scanlon spent over a decade at MCI Telecommunications as its Vice President and Director of Strategic Development, Director of Business Development and Director of Finance and Information Systems. Mr. Scanlon holds a Master in Business Administration with honors from St. Mary's College and a Bachelor of Science in Business Administration, Financial Management from Oregon State University.

EXECUTIVE COMPENSATION

Compensation of directors

    Our directors currently do not receive any cash compensation for their services on the board of directors or any committees of the board of directors. They are reimbursed for certain expenses in connection with attendance at board of directors and committee meetings. From time to time, certain nonemployee directors have received grants of options to purchase shares of our common stock. In March 1998, Messrs. Eidenberg and Ober each were granted an option to purchase 400,000 shares of our common stock at an exercise price of $.03 per share. Upon the closing of our initial public offering on October 4, 1999, nonemployee directors received an initial option to purchase 80,000 shares of common stock and receive an annual option to purchase 20,000 shares of common stock under our 1999 nonemployee directors' stock option plan.

Compensation of executive officers

    The table below sets forth summary information concerning compensation paid by us during the fiscal years ended December 31, 2000, 1999 and 1998, respectively, to (i) our Chief Executive Officer and President and (ii) four of our other executive officers other than the Chief Executive Officer whose salary and bonus for fiscal year 2000 exceeded $100,000, and who served as an executive officer during fiscal year 2000 (the "Named Executive Officers"):

Summary Compensation Table

	Annual Compensation				Long-Term Compensation
Name and Principal Position	Year	Salary ($)		Bonus ($)	All Other Annual Compensation ($)	Securities Underlying Options (#)
Anthony C. Naughtin President and Chief Executive Officer	2000 1999 1998	347,344 171,239 123,750		100,000 58,500 —	— — —	— 600,000 —
Michael W. Vent (1) Executive Vice President and Chief Operating Officer	2000	175,259	(2)	100,000	—	825,000
Paul E. McBride Senior Vice President of Finance & Administration, Chief Financial Officer and Secretary	2000 1999 1998	250,000 137,996 113,750		75,000 54,000 —	— — —	— 400,000 —
Christopher D. Wheeler Senior Vice President of Technology and Chief Technology Officer	2000 1999 1998	250,000 137,500 113,750		75,000 54,000 —	— — —	— 400,000 —
Jerome Conlon (1) Vice President and Chief Marketing Officer	2000	155,760		75,000	—	309,000

(1)
Messrs. Conlon and Vent joined Internap during 2000.

(2)
Includes $6,320 in relocation expenses.

Stock Option Grants in the Last Fiscal Year

    The following table sets forth information regarding options granted to the Named Executive Officers during the fiscal year ended December 31, 2000:

Potential Realizable Value at Assumed Annual Rates of Stock Appreciation for Option Term ($)
Individual Grants
	Shares Underlying Options Granted (#)	Total Options Granted to Employees in Fiscal Year (%)
Name			Exercise Price Per Share ($)	Expiration Date	5%	10%
Michael W. Vent	750,000 75,000	5.8 *	31.63 6.68	8/1/10 12/20/10	14,918,953 315,076	37,807,556 798,465
Jerome Conlon	300,000 9,000	2.3 *	33.87 6.68	5/14/10 12/20/10	6,390,198 37,809	16,194,017 95,816

*
Less than 1%

    The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the SEC. There can be no assurance provided to any executive officer or any other holder of our securities that the actual stock price appreciation over the option term will be at the assumed 5% or 10% levels or at any other defined level.

    The option to purchase 75,000 shares granted to Mr. Vent and the option to purchase 9,000 shares granted to Mr. Conlon vest monthly over two years from the grant date. The remaining options vest as to 25% on the first anniversary of the date of hire and the remainder in equal installments each month over the three-year period following the first anniversary of the date of hire. Options were granted at an exercise price equal to the fair market value of our common stock, as determined by the board of directors on the date of grant.

Aggregated Option Exercises in the Last Fiscal Year
and Fiscal Year-End Option Values

    The following table sets forth information as of December 31, 2000 regarding options held by the Named Executive Officers. There were no stock appreciation rights outstanding at December 31, 2000:

			Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised In-The-Money Options at Fiscal Year-End ($)
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Anthony C. Naughtin	—	—	237,500	362,500	1,246,875	1,903,125
Michael W. Vent	— —	— —	— —	750,000 75,000	— —	— 42,075
Paul E. McBride	—	—	158,333	241,667	1,118,248	1,268,752
Christopher D. Wheeler	—	—	158,333	241,667	1,118,248	1,268,752
Jerome Conlon	— —	— —	— —	300,000 9,000	— —	— 5,049

    In the table above, the value of the unexercised in-the-money options is based on the fair market value of our common stock, based upon the last reported sales price of the common stock on December 29, 2000 of $7.25, minus the per share exercise price multiplied by the number of shares.

Employment agreements and change in control

    During 2000 we had in place employment letter agreements with several of our officers, including Anthony C. Naughtin, Paul E. McBride, Christopher D. Wheeler, Michael W. Vent and Jerome Conlon. Each letter agreement sets forth the officer's initial compensation level. Under each letter agreement the officer serves at-will and employment may be terminated by us or by the officer at any time, with or without cause and with or without notice. Each employment agreement contains a noncompetition covenant that is effective for one year after termination of employment.

    Our 1999 Equity Incentive Plan provides that in the event the executive officers are terminated without cause or resign for good reason within 13 months after a change in control, all of the options held by such officers will vest in full and will become fully exercisable.

REPORT OF THE COMPENSATION COMMITTEE OF THE
BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

    The compensation committee of the board of directors consists of Kevin L. Ober and Robert D. Shurtleff, Jr., each of whom is a nonemployee director. The compensation committee is responsible for establishing and administering compensation policies and programs for Internap's executive officers. This report reflects the compensation philosophy of Internap.

Executive officer compensation

    Internap's executive compensation program has been designed to (i) ensure that compensation provided to executive officers is closely aligned with its business objectives and financial performance; (ii) enable Internap to attract and retain those officers who contribute to its long-term success; and (iii) maximize shareholder value.

    Executive compensation generally consists of three components (i) base salary; (ii) annual cash bonus; and (iii) long-term incentive awards. The Chief Executive Officer annually recommends executive officer compensation levels to the compensation committee. The compensation committee makes the final determination of executive compensation levels but relies on the Chief Executive Officer's annual recommendations because it believes the Chief Executive Officer is the most qualified person to make assessments about individual performance.

    The compensation committee annually reviews and establishes each executive officer's compensation package by considering (i) the extent to which specified corporate objectives for the preceding year were attained; (ii) the experience and contribution levels of the individual executive officer; and (iii) to a lesser extent, the salary and bonus levels of executive officers in similar positions in companies in the same or related industries as Internap.

    The primary corporate objectives set by the compensation committee for the 1999 fiscal year were, in order of importance (i) revenue growth goals; (ii) service point deployment goals; (iii) successful liquidity event, including an initial public offering; (iv) customer growth goals; and (v) employee and management headcount growth goals. The compensation committee determined that the executive officers had successfully met or exceeded each of these key objectives for the 1999 fiscal year. Because each of the named executive officers contributed substantially to the achievement of those objectives, the compensation committee authorized executive salary increases in the 2000 fiscal year for each executive officer that joined Internap prior to the 2000 fiscal year. Achievement of these key corporate objectives was the primary reason for increasing 2000 fiscal year base salary levels of the executive officers.

    To a lesser extent, the compensation committee surveys the executive cash compensation levels of other companies in the same industry as Internap and in related industries, some of which are included in the Goldman/Sachs Internet Index. Each company surveyed by the committee is deemed to be comparative in terms of industry, size and product and service offerings. In connection with these reviews, the committee does not consider the financial performance of Internap relative to the financial performance of the surveyed companies.

    The compensation committee awards annual cash bonuses for executive officers (other than those who receive commissions) on an annual basis. These awards are intended to provide a direct link between management compensation and the achievement of corporate and individual objectives. The maximum level of bonus is 50% of the executive officer's base salary as of the end of the preceding fiscal year. At the beginning of each year, Internap sets certain corporate objectives (including financial performance goals), and each individual manager sets his or her own personal objectives to support the achievement of the corporate objectives. At the end of the year, performance is assessed and the level of bonus payable, if any, is determined. Achievement of corporate objectives is given more weight than achievement of individual objectives for purposes of determining the annual bonus. The primary corporate objectives set by the compensation committee for the 1999 fiscal year were the same five objectives used for determining the 2000 fiscal year salary levels. The committee determined that all of the above objectives were met or exceeded and, therefore, all of Internap executive officers received their maximum bonus award in 2000. The increase in bonus awards, in terms of absolute dollars, in the 2000 fiscal year as compared to the 1999 fiscal year, is substantially attributable to the corresponding increases in base salaries over the same periods. Bonuses paid to Messrs. Vent and Conlon, however, were sign-on bonuses negotiated in connection with their joining Internap during the 2000 fiscal year.

    The compensation committee also grants stock options to executive officers to provide long-term incentives that are aligned with the creation of increased shareholder value over time. Options typically are granted at fair market value at the date of grant, have a ten year term and generally vest 25% on the first anniversary of vesting commencement date and in equal 36 monthly installments thereafter. Most stock option grants to executive officers occur in conjunction with the executive officer's acceptance of employment with Internap. The compensation committee, however, reviews stock option levels for all executive officers throughout each fiscal year in light of long-term strategic and performance objectives and each executive officer's current and anticipated contributions to Internap's future performance, and is able to adjust these levels. When determining the number of stock options to be awarded to an executive officer, the compensation committee considers the executive officer's current contribution to Internap's performance, the executive officer's past option awards, the executive officer's anticipated contribution in meeting Internap's long-term strategic performance goals and comparisons to formal and informal surveys of executive stock option grants made by other Internet infrastructure companies. In 2000, the compensation committee granted options to purchase an aggregate of 1,134,000 shares to executive officers at an exercise price equal to fair market value on the date of grant. These options were granted only to executives who joined Internap during the 2000 fiscal year and were based on negotiations with those executive officers.

Compensation of Internap's Chief Executive Officer

    The compensation committee reviews Mr. Naughtin's compensation annually using the same criteria and policies as are employed for other executive officers. Mr. Naughtin's total annual cash bonus for 2000 represented 50% of his ending base salary for the 1999 fiscal year, or $100,000, in recognition of his significant contributions in leading Internap to successfully meeting and exceeding the corporate objectives identified above during the 1999 fiscal year.

    Compensation payments in excess of $1 million to the Chief Executive Officer or the other five most highly compensated executive officers are subject to a limitation on deductibility for Internap under section 162(m) of the Internal Revenue Code of 1986, as amended. Certain performance-based compensation is not subject to the limitation on deductibility. The compensation committee does not expect cash compensation in 2000 to Internap's Chief Executive Officer or any other executive officer to be in excess of $1 million. Internap intends to maintain qualification of its Amended and Restated

1998 Stock Options/Stock Issuance Plan, Amended 1999 Equity Incentive Plan, 2000 Non-Officer Equity Incentive Plan, as amended, Amended and Restated 1999 Stock Incentive Plan for Non-Officers, Switchsoft Systems, Inc. Founders 1996 Stock Option Plan and Switchsoft Systems, Inc. 1997 Stock Option Plan for the performance-based exception to the $1 million limitation on deductibility of compensation payments.

    The compensation committee believes its executive compensation philosophy serves Internap's interests and the interests of its shareholders.

Compensation committee members

  Kevin L. Ober
  Robert D. Shurtleff, Jr.

Compensation committee interlocks and insider participation

    None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board of directors or compensation committee.

Change of control arrangements in equity incentive plans

    Under our Amended and Restated 1998 Stock Options/Issuance Plan, Amended 1999 Equity Incentive Plan, 2000 Non-Officer Equity Incentive Plan, as amended, Amended and Restated 1999 Stock Incentive Plan for Non-Officers, Switchsoft Systems, Inc. Founders 1996 Stock Option Plan and Switchsoft Systems, Inc. 1997 Stock Option Plan, if a change in control occurs, including the sale of substantially all of our assets or a merger with or into another corporation, any outstanding options held by persons then performing services for us as an employee, director or consultant:

  •
  may either be assumed or continued;

  •
  may be substituted with an equivalent award by the surviving entity; or

  •
  will, if the options are not assumed, continued or substituted, become fully exercisable, including shares as to which they would not otherwise be exercisable, and restricted stock will become fully vested.

    Options also become fully exercisable upon the occurrence of a securities acquisition representing 50% or more of the combined voting power of our securities, or if a participant's service is terminated by a surviving corporation for any reason other than "for cause" within 13 months following a change in control.

Performance measurement comparison

    The graph set forth below compares cumulative total return to our shareholders with the cumulative total return of the Nasdaq Composite Index and the Goldman/Sachs Internet Index, resulting from an initial assumed investment of $100 in each and assuming the reinvestment of any dividends, beginning September 29, 1999, the first day of trading of the common stock, and ending at December 31, 1999 and December 29, 2000, respectively.

Comparison of Cumulative Total Return Among
Internap Network Services Corporation, the Nasdaq Composite Index
and the Goldman/Sachs Internet Index

	9/29/99	12/31/99	12/29/00
Internap Network Services	$100	$865	$73
Nasdaq Composite Index	100	149	91
Goldman/Sachs Internet Index	100	155	40

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

    The audit committee of the board of directors consists of William J. Harding, Fredric W. Harman and Kevin L. Ober, each of whom is an independent director. The audit committee has reviewed and discussed with management the consolidated audited financial statements of Internap as of and for the fiscal year ended December 31, 2000. The audit committee also has discussed with our independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. Additionally, the audit committee has received and reviewed the written disclosures and the letter from the independent public accountants required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with the independent public accountants their independence.

    Based on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the financial statements referred to above be included in our Annual Report on Form 10-K.

Audit committee members

    William J. Harding

    Fredric W. Harman

    Kevin L. Ober

Audit fees

    During the fiscal year ended December 31, 2000, the aggregate fees billed by PricewaterhouseCoopers LLP for the audit of our financial statements for such fiscal year and for the reviews of our interim financial statements were $119,205.

Financial information systems design and implementation fees

    During the fiscal year ended December 31, 2000, the aggregate fees billed by PricewaterhouseCoopers LLP for information technology consulting were $15,000.

All other fees

    During fiscal year ended December 31, 2000, the aggregate fees billed by PricewaterhouseCoopers LLP for professional services other than audit fees were $831,229.

    The Audit Committee has determined the rendering of all other non-audit services by PricewaterhouseCoopers LLP is compatible with maintaining the auditor's independence.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

    On July 20, 2001, private equity funds affiliated with Eugene Eidenberg, William Harding and Fredric Harman, current members of our board of directors, entered into the Unit Purchase Agreement and Escrow Agreement described in this proxy statement.

    Effective July 25, 2001, Mr. Eidenberg began serving as our Chief Executive Officer. We have entered into an employment agreement with Mr. Eidenberg that sets forth Mr. Eidenberg's compensation level. Under this agreement, Mr. Eidenberg serves at will and his employment may be terminated by us or by Mr. Eidenberg at anytime with or without cause and with or without notice. Mr. Eidenberg's employment agreement contains a one-year noncompetition covenant and an option to purchase 1,000,000 shares of our common stock at fair market value. Upon a change in control, 500,000 of these options will vest on a pro-rated basis based on Mr. Eidenberg's achievement of certain performance milestones as further described in the employment agreement. Mr. Eidenberg will have the option to pay up to $1,000,000 for the exercise price of these options with a full recourse note.

    We have entered into employment letter agreements with several of our key officers. Each letter agreement sets forth the officer's compensation level. Under each letter agreement the officer serves at-will and employment may be terminated by us or by the officer at any time, with or without cause and with or without notice. Each employment agreement contains a one year noncompetition covenant.

    We have entered into indemnification agreements with our directors and executive officers for the indemnification of and advancement of expenses to such persons to the fullest extent permitted by law. We also intend to enter into these agreements with our future directors and executive officers.

    We believe that the foregoing transactions were in our best interest and were made on terms no less favorable than could have been obtained from unaffiliated third parties. All future transactions between Internap and any of our officers, directors or principal shareholders will be approved by a majority of the independent and disinterested members of the board of directors, will be on terms no less favorable than could be obtained from unaffiliated third parties and will be in connection with bona fide business purposes.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Internap. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

    Based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2000, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent shareholders were complied with; except that three reports, covering an aggregate of three transactions, were filed late by Mr. Charles M. Ortega, our former Vice President of Sales.

OTHER BUSINESS

    The board of directors does not intend to present any business at the annual meeting other than as set forth in the accompanying Notice of Annual Meeting of Shareholders, and has no present knowledge that any others intend to present business at the meeting. If, however, other matters requiring the vote of the shareholders properly come before the annual meeting or any adjournment or postponement thereof, the persons named in the accompanying form of proxy intend to exercise their discretionary authority to vote the proxies held by them in accordance with their judgment as to such matters.

                      BY ORDER OF THE BOARD OF DIRECTORS

                      Paul E. McBride
                      Vice President of Finance and Administration, Chief Financial Officer and Secretary

August 10, 2001

Appendix A

AGREEMENT AND PLAN OF MERGER

    This AGREEMENT AND PLAN OF MERGER (hereinafter called the "Merger Agreement") is made as of July 20, 2001 by and between INTERNAP NETWORK SERVICES CORPORATION, a Washington corporation ("Internap Washington"), and INTERNAP DELAWARE, INC., a Delaware corporation ("Internap Delaware"). Internap Washington and Internap Delaware are sometimes referred to as the "Constituent Corporations."

    The authorized capital stock of Internap Washington consists of five hundred million (500,000,000) shares of Common Stock and ten million (10,000,000) shares of Preferred Stock. The authorized capital stock of Internap Delaware consists of six hundred million (600,000,000) shares of Common Stock and two hundred million (200,000,000) shares of Preferred Stock.

    The directors of the Constituent Corporations deem it advisable and to the advantage of said corporations that Internap Washington merge into Internap Delaware upon the terms and conditions herein provided.

    NOW, THEREFORE, the parties do hereby adopt the plan of merger encompassed by this Merger Agreement and do hereby agree that Internap Washington shall merge into Internap Delaware on the following terms, conditions and other provisions:

I. TERMS AND CONDITIONS

    A. Merger.  Internap Washington shall be merged with and into Internap Delaware (the "Merger"), and Internap Delaware shall be the surviving corporation (the "Surviving Corporation") effective at 5:00 p.m. (Pacific Time) on the day on which the Certificate of Merger in substantially the form attached hereto as Exhibit A is filed with the Secretary of State of Delaware after satisfaction of the requirements of applicable law prerequisite to such filing (the "Effective Time").

    B. Succession.  At the Effective Time, Internap Delaware shall continue its corporate existence under the laws of the State of Delaware, and the separate existence and corporate organization of Internap Washington, except insofar as it may be continued by operation of law, shall be terminated and cease.

    C. Transfer of Assets and Liabilities.  At the Effective Time, the rights, privileges, powers and franchises, both of a public as well as of a private nature, of each of the Constituent Corporations shall be vested in and possessed by the Surviving Corporation, subject to all of the disabilities, duties and restrictions of or upon each of the Constituent Corporations; and all and singular rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, of each of the Constituent Corporations, and all debts due to each of the Constituent Corporations on whatever account, and all things in action or belonging to each of the Constituent Corporations shall be transferred to and vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest, shall be thereafter the property of the Surviving Corporation as they were of the Constituent Corporations, and the title to any real estate vested by deed or otherwise in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger; provided, however, that the liabilities of the Constituent Corporations and of their shareholders, directors and officers shall not be affected and all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, and any claim existing or action or proceeding pending by or against either of the Constituent Corporations may be prosecuted to judgment as if the Merger had not taken place, except as they may be modified with the consent of such creditors and all debts, liabilities and duties of or upon each of the Constituent Corporations shall attach to the Surviving Corporation, and may be

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enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

    D. Common Stock of Internap Washington and Internap Delaware.  At the Effective Time, by virtue of the Merger and without any further action on the part of the Constituent Corporations or their shareholders, (i) each share of Common Stock of Internap Washington issued and outstanding immediately prior thereto shall be changed and converted into one fully paid and nonassessable share of Common Stock of Internap Delaware; and (ii) each share of Common Stock of Internap Delaware issued and outstanding immediately prior thereto shall be canceled and returned to the status of authorized but unissued shares. No fractional shares shall be issued as a consequence of any exchange pursuant hereto. All shares (including fractions) held by a party may be aggregated for purposes of determining whether the exchange would result in the issuance of any fractional share. If, after aggregation, the exchange would result in the issuance of a fractional share, Internap Delaware shall, in lieu of issuance of any fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of a share of Common Stock, as determined by the Board of Directors, by such fraction.

    E. Stock Certificates.  At and after the Effective Time, all of the outstanding certificates which prior to that time represented shares of the Common Stock of Internap Washington shall be deemed for all purposes to evidence ownership of and to represent the shares of Internap Delaware into which the shares of Internap Washington represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agents. The registered owner of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of Internap Delaware evidenced by such outstanding certificate as above provided.

    F. Warrants of Internap Washington.  At and after the Effective Time, the outstanding Warrants which prior to that time represented Warrants of Internap Washington shall be deemed for all purposes to evidence ownership of and to represent Warrants of the Surviving Corporation and shall be so registered on the books and records of the Surviving Corporation or its transfer agents.

    G. Options of Internap Washington.  At the Effective Time, the Surviving Corporation will assume and continue any and all of Internap Washington's employee benefit plans in effect at the Effective Time with respect to which employee options, rights or accrued benefits are outstanding and unexercised as of such date. Effective at the Effective Time, the Surviving Corporation shall continue in effect all such employee benefit plans upon the same terms and conditions as were in effect immediately prior to the Merger, and shall continue to reserve that number of shares of Common Stock of the Surviving Corporation with respect to each such employee benefit plan as was reserved by Internap Washington prior to the Effective Time with no other changes in the terms and conditions of such options.

II. CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

    A. Certificate of Incorporation and Bylaws.  The Certificate of Incorporation and Bylaws of Internap Delaware in effect at the Effective Time shall continue to be the Certificate of Incorporation and Bylaws of the Surviving Corporation, each as attached as Exhibit A and Exhibit B hereto, respectively.

    B. Directors.  The directors of Internap Washington immediately preceding the Effective Time shall become the directors of the Surviving Corporation at and after the Effective Time to serve until the expiration of their terms and until their successors are elected and qualified.

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    C. Officers.  The officers of Internap Washington immediately preceding the Effective Time shall become the officers of the Surviving Corporation at and after the Effective Time to serve at the pleasure of its Board of Directors.

III. MISCELLANEOUS

    A. Further Assurances.  From time to time, and when required by the Surviving Corporation or by its successors and assigns, there shall be executed and delivered on behalf of Internap Washington such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to conform of record or otherwise, in the Surviving Corporation the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Internap Washington and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of Internap Washington or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

    B. Amendment.  At any time before or after approval by the shareholders of Internap Washington, this Merger Agreement may be amended in any manner (except that, after the approval of the Merger Agreement by the shareholders of Internap Washington, the principal terms may not be amended without the further approval of the shareholders of Internap Washington) as may be determined in the judgment of the respective Board of Directors of Internap Delaware and Internap Washington to be necessary, desirable, or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purpose and intent of this Merger Agreement.

    C. Conditions to Merger.  The obligation of the Constituent Corporations to effect the transactions contemplated hereby is subject to satisfaction of the following conditions (any or all of which may be waived by either of the Constituent Corporations in its sole discretion to the extent permitted by law):

      (a) the Merger shall have been approved by the shareholders of Internap Washington in accordance with Chapter 23B.11.030 of the Revised Code of Washington; and

      (b) any and all consents, permits, authorizations, approvals, and orders deemed in the sole discretion of Internap Washington to be material to consummation of the Merger shall have been obtained.

    D. Abandonment or Deferral.  At any time before the Effective Time, this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either Internap Washington or Internap Delaware or both, notwithstanding the approval of this Merger Agreement by the shareholders of Internap Washington or Internap Delaware or the prior filing of this Merger Agreement with the Secretary of State of the State of Delaware, or the consummation of the Merger may be deferred for a reasonable period of time if, in the opinion of the Boards of Directors of Internap Washington and Internap Delaware, such action would be in the best interest of such corporations. In the event of termination of this Merger Agreement, this Merger Agreement shall become void and of no effect and there shall be no liability on the part of either Constituent Corporation or its Board of Directors or shareholders with respect thereto, except that Internap Washington shall pay all expenses incurred in connection with the Merger or in respect of this Merger Agreement or relating thereto.

    E. Counterparts.  In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

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    IN WITNESS WHEREOF, this Merger Agreement, having first been fully approved by the Board of Directors of Internap Washington and Internap Delaware, is hereby executed on behalf of each said corporation and attested by their respective officers thereunto duly authorized.

INTERNAP NETWORK SERVICES CORPORATION a Washington corporation
By:	/s/ MICHAEL VENT Michael Vent, Chief Operating Officer
ATTEST:
/s/ PAUL MCBRIDE Paul McBride Secretary
INTERNAP DELAWARE, INC. a Delaware corporation
By:	/s/ MICHAEL VENT Michael Vent, Chief Operating Officer
ATTEST:
/s/ PAUL MCBRIDE Paul McBride Secretary

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EXHIBIT A

CERTIFICATE OF INCORPORATION
OF
INTERNAP DELAWARE, INC.

    The undersigned, a natural person (the "Sole Incorporator"), for purposes of organizing a corporation to conduct the business and promote the purposes hereinafter stated, under the provisions and subject to the requirements of the law of the State of Delaware hereby certifies that:

I.

    The name of this Corporation (hereinafter called the "Corporation") is INTERNAP DELAWARE, INC.

II.

    The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, and the name of the registered agent of the Corporation at such address is the Corporation Trust Center.

III.

    The purpose of this Corporation is to engage in any lawful activity or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware.

IV.

    A.  This Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which the Corporation is authorized to issue is 800,000,000 shares of stock. Such shares shall be divided into two classes as follows:

       (i) 600,000,000 shares of common stock ("Common Stock"), each having a par value of one-tenth of one cent ($0.001).

      (ii) 200,000,000 shares of preferred stock ("Preferred Stock"), each having a par value of one-tenth of one cent ($0.001).

    B.  The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized, by a filing a certificate (a "Preferred Stock Designation") pursuant to Delaware General Corporation Law ("DGCL"), to fix or alter from time to time the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions of any wholly unissued series of Preferred Stock, and to establish from time to time the number of shares constituting any such series or any of them; and to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

    C.  3,500,000 of the authorized shares of Preferred Stock are hereby designated "Series A Preferred Stock" (the "Series A Stock").

    D.  The rights, preferences, privileges, restrictions and other matters relating to the Series A Stock are as follows:

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1.  Dividends.

    (a) Series A Dividends. Holders of Series A Stock shall be entitled to receive, when, as and if declared by the Board of Directors, but only out of funds that are legally available therefor, cash dividends, at the rate of ten percent (10%) of the Original Issue Price (as hereinafter defined) per annum on each outstanding share of Series A Stock (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares). The Original Issue Price of the Series A Stock shall be $32.00 per share (the "Original Issue Price"). Such dividends shall be payable only when, as and if declared by the Board of Directors and shall be non-cumulative.

    (b) Common Stock Dividends. So long as any shares of Series A Stock shall be outstanding, no dividend, whether in cash or other property, shall be declared or paid or set apart for payment in any fiscal year nor shall any other distribution be made (other than repurchases by the Corporation of unvested shares pursuant to the terms of the applicable stock purchase agreements and acquisitions of Common Stock in exercise of the Corporation's right of first refusal to repurchase such shares) on any Common Stock (other than any dividend or distribution payable solely in Common Stock), nor shall any Common Stock be redeemed, purchased or otherwise acquired, unless dividends for the entire twelve (12) months of such fiscal year, and all declared and unpaid dividends, shall have been paid in full with respect to all outstanding shares of Series A Stock in an amount per share as set forth in Section (IV)(D)(1)(a).

2.  Liquidation Rights.

    (a)  General.

       (i) Upon any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, before any distribution or payment shall be made to the holders of Common Stock, the holders of shares of Series A Stock shall be entitled to be paid out of the assets of the Corporation legally available for distribution or the consideration received in such transaction an amount per share of Series A Stock equal to the Original Issue Price of such Series A Stock plus all declared and unpaid dividends on such Series A Stock (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares after the filing date hereof) for each share of Series A Stock held by them. If, upon the occurrence of such event, the assets of the Corporation are insufficient to permit the payment of the full liquidation preference set forth in this Section (IV)(D) (2)(a)(i), then such assets (or consideration) shall be distributed ratably among the holders of shares of Series A Stock, if any, in the same proportions as the aggregate liquidation preference each such holder would otherwise be entitled to receive bears to the total liquidation preference that would otherwise be payable to all such holders, and no distribution to other stockholders of the Corporation shall be made.

      (ii) Upon the completion of the distributions contemplated pursuant to Section (IV)(D)(2)(a)(i) above, if assets (or consideration received in such transaction) remain in the Corporation, such remaining assets (or consideration) shall be distributed ratably to the holders of the Common Stock and the holders of the Series A Stock (on an as-converted basis) until such time as the holders of Series A Stock have received an amount per share of Series A Stock equal in the aggregate to three (3) times the Original Issue Price (as adjusted for stock dividends, combinations, splits, recapitalizations and the like with respect to such Series A Stock after the filing date hereof). Thereafter, the remaining assets (or consideration) legally available for distribution, if any, shall be distributed ratably to the holders of Common Stock.

    (b) Distributions Other Than Cash. Whenever the distribution provided for in this Section (IV)(D)(2) shall be payable in property other than cash, the value of such distribution shall be

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the fair market value of such property as determined in good faith by the Board of Directors. Any securities shall be valued as follows:

       (i) Securities not subject to investment letter or other similar restrictions on free marketability covered by (ii) below:

        (1) If traded on a securities exchange or through the Nasdaq National Market, the value shall be deemed to be the average of the closing prices of the securities on such quotation system over the thirty (30) day period ending three (3) days prior to such distribution;

        (2) If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sales price (whichever is applicable) over the thirty (30) day period ending three (3) days prior to such distribution; and

        (3) If there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors.

      (ii) The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder's status as an affiliate or former affiliate) shall be to make an approximate discount from the market value determined above in subsection (i)(1), (2) or (3) to reflect the approximate fair market value thereof, as determined by the Board of Directors.

    (c) Deemed Liquidation Event. For purposes of this Section (IV)(D)(2), each of the following events shall be deemed a liquidation event:

       (i) (A) any consolidation or merger of the Corporation with or into any other corporation or other entity or person, or any other corporate reorganization, in which the stockholders of the Corporation immediately prior to such consolidation, merger or reorganization, own less than fifty percent (50%) of the Corporation's voting power immediately after such consolidation, merger or reorganization; or (B) a transaction or series of transactions in which a person or group of persons (as defined in Rule 13d-5(b)(1) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act")), acquires beneficial ownership (as determined in accordance with Rule 13d-3 of the Exchange Act) of more than fifty percent (50%) of the Common Stock or voting power of the Corporation (each, an "Acquisition"), excluding, in each case,

        (1) any transaction solely to effect a holding company reorganization or to change the Corporation's domicile; or

        (2) any transaction pursuant to which the Series A Stock was first acquired from the Corporation; or

        (3) any change in ownership caused by a change in the applicable Series A Conversion Price (as defined herein); or

      (ii) a sale, lease or disposition of all or substantially all of the assets of the Corporation (an "Asset Transfer").

3.  Voting Rights.

    (a) General. Except as otherwise provided herein or as required by law, the Series A Stock shall be voted together with the shares of Common Stock and not as a separate class at any annual or special meeting of stockholders of the Corporation upon the following basis: each share of Series A Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which such share of Series A Stock could be converted pursuant to the applicable provisions of Section (IV)(D)(4) hereof immediately after the close of business on the record date fixed for such meeting and shall be entitled to notice of any stockholders' meeting in accordance with the Bylaws of

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the Corporation. Such votes shall be counted together with all other shares of capital stock having general voting powers and not separately as a class or series. Fractional votes shall not be permitted and any fractional voting rights available on an as-converted basis (after aggregating all shares into which shares of Series A Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half shares and greater being rounded upward). In all cases where the holders of shares of Series A Stock have the right to vote separately as a class or series, such holders shall be entitled to one vote for each share of Common Stock into which such holders' shares of Series A Stock are convertible pursuant to the applicable provisions of Section (IV)(D)(4) hereof.

    (b) Notwithstanding any other provision of this Section (IV)(D)(3), if the Value of voting securities of the Corporation beneficially owned on the Original Issue Date by any holder of Series A Stock is greater than fifty million dollars ($50,000,000), then those shares of Series A Stock (and any shares of Common Stock issuable upon conversion thereof) shall be non-voting in all respects to the extent they cause the Value of such holder's voting securities of the Corporation to exceed fifty million dollars ($50,000,000) until such holder has obtained the required clearances under the Hart-Scott-Rodino Antitrust Improvements Act of 1986, as amended. For purposes of this subsection (b), "Value" shall mean the sum of (i) the product obtained by multiplying the number of shares of Common Stock held by the holder on the Original Issue Date by the closing market price on such date, and (ii) the aggregate Original Issue Price of the shares of Series A Stock held by such holder.

(c) Election of the Board of Directors.

       (i) In addition to the right to vote on all matters submitted to a vote of stockholders, including the election of directors, so long as at least shares of the Series A Stock, representing five million (5,000,000) Common Stock equivalents (as adjusted for stock dividends, combinations, splits, recapitalizations and the like with respect to such Series A Stock after the filing date hereof) remain outstanding, the holders of the Series A Stock shall have the right, as a separate voting class, to elect two (2) directors to the Board of Directors of the Corporation and to remove from office such directors or fill any vacancy caused by the resignation, death or removal of such directors. This right to elect two directors as a separate voting class may be waived in any election of directors with the written consent of holders of more than fifty percent (50%) of the shares of Series A Stock. The Board of Directors shall consist of no more than seven (7) members.

      (ii) The holders of Common Stock and Series A Stock, voting together as a single class on an as converted basis, shall be entitled to elect all remaining directors of the Board of Directors at each meeting for the election of directors and to remove from office such directors or fill any vacancy caused by the resignation, death or removal of such directors.

    (d) Separate Vote of Series A Stock. So long as at least shares of Series A Stock, representing five million (5,000,000) Common Stock equivalents (as adjusted for stock dividends, combinations, splits, recapitalizations and the like with respect to such Series A Stock after the filing date hereof), remain outstanding, in addition to any other vote or consent required herein or by law, the vote of more than fifty percent (50%) (unless a greater number is otherwise required by law) of the outstanding Series A Stock shall be necessary for effecting or validating the following actions:

       (i) Any amendment, alteration, or repeal of any provision of the Certificate of Incorporation or Bylaws of the Corporation (including any filing of a Certificate of Designation) that affects adversely the voting powers, preferences, or other special rights or privileges, qualifications, limitations or restrictions of the Series A Stock;

      (ii) Any increase or decrease (other than by redemption or conversion) in the authorized number of shares of Common Stock or Preferred Stock;

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     (iii) Any authorization or any designation, whether by reclassification or otherwise, or any offer, sale or issuance of any new class or series of stock or any other securities convertible into equity securities of the Corporation ranking on parity with or senior to the Series A Stock in rights of redemption, liquidation preference, voting or dividends or any increase in the authorized or designated number of any such new class or series;

      (iv) Any redemption, repurchase (including by a tender or exchange offer made by the Corporation or any of its affiliates for all or any portion of the Common Stock), payment of dividends or other distributions with respect to Common Stock or any other junior stock of the Corporation (except for acquisitions of Common Stock by the Corporation pursuant to agreements which permit the Corporation to repurchase such shares upon termination of services to the Corporation or in exercise of the Corporation's right of first refusal upon a proposed transfer);

      (v) Any deemed liquidation event or winding up of the Corporation set forth in Section (IV)(D)(2)(c) hereof;

      (vi) Any change in the number of directors on the Corporation's Board of Directors;

     (vii) Any loans to or repayment of debts to officers or other affiliates of the Corporation, except as may be in effect prior to the Original Issue Date;

    (viii) Any issuance of a debt instrument, including any equipment leasing arrangement, in excess of five million dollars ($5,000,000);

      (ix) Any Section 305 transaction as defined in the Internal Revenue Code; or

      (x) Any increase in the number of shares subject to the Corporation's stock compensation plans.

    Notwithstanding the foregoing, any shares of Series A Stock beneficially owned by Morgan Stanley Venture Partners, Capital Ventures International, RGC International Investors, LDC or any of their affiliates, shall not be entitled to vote on, and shall not be counted for purposes of determining the percentage of votes cast, the actions set forth above in subsection 3(c)(i) and this subsection 3(d) (other than those set forth in subsections (i), (iii) and (iv) and this subsection 4(d)).

4.  Conversion.

    (a)  General.

       (i) Mandatory Conversion.

        (1) Subject to the Corporation's compliance with Section (IV)(D)(4)(a)(i)(2) below, each share of Series A Stock (and fraction thereof) shall be converted automatically, without any action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Issue Price by the Series A Conversion Price upon the date (the "Mandatory Conversion Date") which is the earlier of: (A) three (3) years after the Original Issue Date (as hereinafter defined); (B) a date six (6) months after the Original Issue Date on which the Common Stock price has traded above the greater of $5.00 (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like) per share or 1/4 (one fourth) times the Original Issue Price (as adjusted for stock dividends, combinations, splits, recapitalizations and the like) for a period of forty-five (45) consecutive Trading Days (as defined below); provided however, that such shares shall be automatically converted only to the extent that the restrictions set forth in Section 5.5(a) and Section 5.5(c) of the Purchase Agreement (as hereinafter defined) are no longer applicable; or (C) upon the affirmative election of holders of at least sixty percent

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    (60%) of the outstanding shares of Series A Stock. Upon any such automatic conversion, any declared and unpaid dividends shall be paid in accordance with the provisions of Section (IV)(D)(4)(m). For purposes herein, "Original Issue Date" shall mean the date that the first share of Series A Stock is issued and "Purchase Agreement" shall mean the Unit Purchase Agreement by and between the Corporation and the Purchasers (as identified on Exhibit A thereto) dated July 20, 2001.

        (2) The automatic conversion of the Series A Stock pursuant to Section (IV)(D)(4)(a)(i) is subject to the satisfaction of the following additional conditions:

          a.  the Registration Statement as defined in the Purchase Agreement shall be available to the holders on the Mandatory Conversion Date for the resale by the holders thereof of the Common Stock issuable upon conversion of the Series A Stock and the exercise of the Warrants (as defined in the Purchase Agreement);

          b.  the Corporation shall have complied with or performed in all material respects its covenants and agreements set forth in the Purchase Agreement and the Warrants that are required to be complied with or performed by the Corporation on or before the Mandatory Conversion Date;

          c.  the representations and warranties of the Corporation set forth in the Purchase Agreement have been, as of the date of Closing (as defined in the Purchase Agreement) (except for representations and warranties that speak as of a specific date which representations shall be true and correct as of such date), true and correct in all material respects except for any inaccuracy which does not constitute a material adverse change in the business or status of the Company provided that "material adverse effect" qualifications and other qualifications based on the word "material" contained in any representation and warranty shall be disregarded with respect to this exception on each Mandatory Conversion Date; and

          d.  the Common Stock issuable upon the Mandatory Conversion of the Series A Stock and upon exercise of the Warrants shall be listed for quotation and/or trading on the Nasdaq National Market, New York Stock Exchange or American Stock Exchange and no suspension of trading in the Common Stock on such market shall have occurred and be continuing as of the Mandatory Conversion Date and the Common Stock shall continue to meet the minimum listing requirements of the market on which the Common Stock is then listed for quotation or trading.

Not more than three (3) Trading Days following the Mandatory Conversion Date, the Corporation shall deliver to each holder of Series A Stock a certificate signed by an officer of the Corporation certifying that the conditions set forth in this subparagraph 4(a)(i) have been fulfilled and specifying the actual Mandatory Conversion Date and the actual Series A Conversion Ratio and Series A Conversion Price, it being understood that the holder may rely on such certificate as though it were a representation and warranty of the Corporation made in the Purchase Agreement and, in the event of any breach thereof, shall be entitled to the same remedies as may be available to the holder in the event of a breach of any such representation or warranty.

        (3) For purposes of this Certificate, "Trading Day" shall mean (A) if the applicable security is listed or admitted for trading on the New York Stock Exchange or another national security exchange, a day on which the New York Stock Exchange or such other national security exchange is open for business or (B) if the applicable security is quoted on the Nasdaq National Market, a day on which trades may be quoted thereon or (C) if the applicable security is not so listed, admitted for trading or quoted, any day other than a

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    Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

      (ii) Voluntary Conversion. Each share of Series A Stock (or fraction thereof) may, at the option of the holder, be converted at any time into such number of fully paid and nonassessable shares of Common Stock as determined by dividing the Original Issue Price by the Series A Conversion Price.

    (b)  Conversion Price and Conversion Ratio.

       (i) Conversion Ratio. The conversion ratio for Series A Stock in effect at any time for conversion of the Series A Stock (the "Series A Conversion Ratio") shall be the quotient obtained by dividing the Original Issue Price by the Series A Conversion Price, calculated as provided in Section (IV)(D)(4)(b)(ii).

      (ii) Conversion Price. The conversion price for Series A Stock shall initially be $1.60 (the "Series A Conversion Price"). Such initial Series A Conversion Price shall be adjusted from time to time in accordance with this Section (IV)(D)(4). All references to Series A Conversion Price herein shall mean the Series A Conversion Price as so adjusted.

    (c) Adjustments for Stock Splits and Combinations. If at any time or from time to time after July 20, 2001 (the "Designation Date") the Corporation effects a subdivision of outstanding Common Stock without a corresponding subdivision of Series A Stock, the Series A Conversion Price shall be proportionately decreased. Conversely, if at any time or from time to time after the Designation Date the Corporation combines the outstanding shares of Common Stock into a smaller number of shares without a corresponding combination of Series A Stock, the Series A Conversion Price shall be proportionately increased. Any adjustment under this Section (IV)(D)(4)(c) shall become effective at the close of business on the date the applicable subdivision or combination becomes effective.

    (d) Adjustments for Common Stock Dividends and Distributions. If at any time or from time to time after the Designation Date the Corporation pays a dividend or other distribution in additional shares of Common Stock, the Series A Conversion Price shall be decreased as of the time of such issuance, as provided below:

       (i) The Series A Conversion Price shall be adjusted by multiplying the Series A Conversion Price by a fraction:

        (1) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance; and

        (2) the denominator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

      (ii) If the Corporation fixes a record date to determine which holders of Common Stock are entitled to receive such dividend or other distribution, the Series A Conversion Price shall be fixed as of the close of business on such record date and the number of shares of Common Stock shall be calculated immediately prior to the close of business on such record date; and

     (iii) If such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Series A Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Series A Conversion Price shall be adjusted pursuant to this Section (IV)(D)(4)(d) to reflect the actual payment of such dividend or distribution.

    (e) Adjustments for Reclassifications, Exchanges or Substitutions. If at any time or from time to time after the Designation Date, the Common Stock issuable upon conversion of the Series A Stock is

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changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than an Acquisition or Asset Transfer as defined in Section (IV)(D)(2)(c) hereto or a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section (IV)(D)(4)), in any such event each holder of Series A Stock shall then have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change as if this Series A Stock had been converted immediately prior to such event. Such adjustment shall be made successively whenever any event listed above shall occur.

    (f)  Reorganizations, Mergers or Consolidations. If at any time or from time to time after the Designation Date, there is a capital reorganization of the Common Stock or the merger or consolidation of the Corporation with or into another corporation or another entity or person (other than an Acquisition or Asset Transfer as defined in Section (IV)(D)(2)(c) hereof or a recapitalization, subdivision, combination, reclassification, exchange or substitution of shares provided for elsewhere in this Section (IV)(D)(4)), as a part of such capital reorganization, provision shall be made so that the holders of the Series A Stock shall thereafter be entitled to receive upon conversion of the Series A Stock the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock deliverable upon conversion would have been entitled on such capital reorganization assuming (i) such holder of Common Stock is not a person with which the Corporation consolidated or into which the Corporation merged or which merged into the Corporation or to which such sale or transfer was made, as the case may be (the "Constituent Person"), or an affiliate of a Constituent Person and (ii) in the case of a consolidation, merger, sale or transfer which includes an election as to the consideration to be received by the holders, such holders of Common Stock failed to exercise its rights of election, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or other transfer; (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each share of Common Stock held immediately prior to such consolidation, merger, sale or transfer by other than the Constituent Person or an affiliate thereof and in respect of which such rights of election shall not have been exercised (the "Non-Electing Share"), then for purposes of this paragraph the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer for each Non-Electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-Electing Shares. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section (IV)(D)(4) with respect to the rights of the holders of Series A Stock after the capital reorganization to the end that the provisions of this Section (IV)(D)(4) (including adjustment of the Series A Conversion Price and the number of shares issuable upon conversion of the Series A Stock) shall be applicable after that event and be as nearly equivalent as practicable.

    (g) Extraordinary Dividend. In case the Corporation shall fix a record date for the making of a distribution to holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Corporation is the continuing corporation) of evidences of indebtedness, assets or other property (other than dividends payable in Common Stock or rights, options or warrants referred to in, and for which an adjustment is made pursuant to, this Section (IV)(D)(4)), the Series A Conversion Price to be in effect after such record date shall be determined by multiplying the Series A Conversion Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price (as hereinafter defined) per share of Common Stock on such record date, less the fair market value of the portion of the assets, other property or evidence of indebtedness so to be distributed which is applicable to one share of Common Stock, and the denominator of which shall be such Current Market Price per share of Common Stock. Such fair market value shall be determined by the Board of Directors of the Corporation; provided that if the holder of Series A Stock shall object to any such determination, the

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holder of Series A Stock shall retain an independent appraiser reasonably satisfactory to the Corporation to determine such fair market value. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Series A Conversion Price shall again be adjusted to be the Series A Conversion Price which would then be in effect if such record date had not been fixed. The "Current Market Price" per share of Common Stock at any date shall be deemed to be the average of the last reported sale prices for the ten (10) consecutive Trading Days preceding the date in question.

    (h) Adjustment to Reflect Future Market Price. In the event that the volume-weighted average trading price on the Nasdaq National Market System for the Common Stock for the five Trading Days following the tenth (10th) Trading Day following the public announcement of the Corporation's financial results for the three months ended June 30, 2001 (which announcement shall be made on the same Trading Day as the public announcement of the sale of the Units) (the "Reset Price") is less than the then effective Series A Conversion Price, then and in such case, the then existing Series A Conversion Price shall be adjusted, as of the close of business on the date the Reset Price is determinable, to a price equal to the Reset Price.

    (i)  Sales of Shares Below Series A Conversion Price.

       (i) If at any time or from time to time after the Designation Date, the Corporation issues or sells, or is deemed by the express provisions of this subsection (i) to have issued or sold, Additional Shares of Common Stock (as defined in subsection (i)(vii) below), other than as a dividend or other distribution on Common Stock as provided in Sections (IV)(D)(4)(c) and (IV)(D)(4)(d) above, and other than a subdivision or combination of shares of Common Stock as provided in Section (IV)(D)(4)(c) above, for an Effective Price (as defined in subsection (i)(vii) below) less than the Series A Conversion Price, then and in each such case, the Series A Conversion Price shall be adjusted, as of the opening of business on the date of such issue or sale, to a price equal to the Effective Price at which such Additional Shares of Common Stock are so issued.

      (ii) For the purpose of making any adjustment required under this Section (IV)(D)(4)(i), the aggregate consideration received by the Corporation for any issue or sale of securities shall be: (A) to the extent it consists of cash, be computed at the net amount of cash received by the Corporation after deduction of any underwriting or similar commissions, compensation or concessions paid or allowed by the Corporation in connection with such issue or sale but without deduction of any expenses payable by the Corporation; (B) to the extent it consists of property other than cash, be computed at the fair value of that property as determined in good faith by the Board of Directors; and (C) if Additional Shares of Common Stock, Convertible Securities (as hereinafter defined) or rights or options to purchase either Additional Shares of Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Corporation for a consideration which covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board of Directors to be allocable to such Additional Shares of Common Stock, Convertible Securities or rights or options (the "Aggregate Consideration").

     (iii) For the purpose of the adjustment required under this Section (IV)(D)(4)(i), if the Corporation issues or sells (A) any rights or options for the purchase of, or stock or other securities convertible into, Additional Shares of Common Stock (such convertible stock or securities being herein referred to as "Convertible Securities") or (B) rights or options for the purchase of Additional Shares of Common Stock or Convertible Securities, in each case the Corporation shall be deemed to have issued at the time of the issuance of such rights or options or Convertible Securities the maximum number of Additional Shares of Common Stock issuable upon exercise or conversion thereof and to have received as consideration for the issuance of such shares an amount equal to the total amount of the consideration, if any, received by the

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  Corporation for the issuance of such rights or options or Convertible Securities plus: in the case of such rights or options, the minimum amounts of consideration, if any, payable to the Corporation upon the exercise of such rights or options, and, in the case of Convertible Securities, the minimum amounts of consideration, if any, payable to the Corporation upon the conversion thereof (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities); provided that if in the case of Convertible Securities the minimum amounts of such consideration cannot be ascertained, but are a function of antidilution or similar protective clauses, the Corporation shall be deemed to have received the minimum amounts of consideration without reference to such clauses.

      (iv) If the minimum amount of consideration payable to the Corporation upon the exercise or conversion of rights, options or Convertible Securities is reduced over time or on the occurrence or non-occurrence of specified events other than by reason of antidilution adjustments for which a corresponding adjustment is made hereunder, the Effective Price shall be recalculated using the figure to which such minimum amount of consideration is reduced; provided further that if the minimum amount of consideration payable to the Corporation upon the exercise or conversion of such rights, options or Convertible Securities is subsequently increased, the Effective Price shall be again recalculated using the increased minimum amount of consideration payable to the Corporation upon the exercise or conversion of such rights, options or Convertible Securities.

      (v) No further adjustment of the Series A Conversion Price, as adjusted upon the issuance of such rights, options or Convertible Securities, shall be made as a result of the actual issuance of Additional Shares of Common Stock or the exercise of any such rights or options or the conversion of any such Convertible Securities. If any such rights or options or the conversion privilege represented by any such Convertible Securities shall expire without having been exercised, the Series A Conversion Price as adjusted upon the issuance of such rights, options or Convertible Securities shall be readjusted to the Series A Conversion Price which would have been in effect had an adjustment been made on the basis that the only Additional Shares of Common Stock so issued were the Additional Shares of Common Stock, if any, actually issued or sold on the exercise of such rights or options or rights of conversion of such Convertible Securities, and such Additional Shares of Common Stock, if any, were issued or sold for the consideration actually received by the Corporation upon such exercise, plus the consideration, if any, actually received by the Corporation for the granting of all such rights or options, whether or not exercised, plus the consideration received for issuing or selling the Convertible Securities actually converted, plus the consideration, if any, actually received by the Corporation (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) on the conversion of such Convertible Securities, provided that such readjustment shall not apply to prior conversions of Series A Stock.

      (vi) No adjustment of the Series A Conversion Price shall be made in an amount less than one cent per share, provided that any adjustments that are not required to be made by reason of this sentence shall be carried forward and shall be taken into account in any subsequent adjustment made to the Series A Conversion Price. Except as provided in Section (IV)(D)(4)(c), no adjustment of the Series A Conversion Price pursuant to this Section (IV)(D)(4)(i) shall have the effect of increasing the Series A Conversion Price above the Series A Conversion Price in effect immediately before such adjustment.

     (vii) Additional Shares of Common Stock. For the purpose of making any adjustment to the Series A Conversion Price required under this Section (IV)(D)(4), "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by the Corporation or deemed to be issued pursuant to this Section (IV)(D)(4), whether or not subsequently reacquired or retired by the Corporation other than: (A) shares of Common Stock issued upon conversion of the Series A Stock; (B) shares of Common Stock and/or options, warrants or other Common Stock purchase rights, and the Common Stock issued pursuant to such options, warrants or other rights (as

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  adjusted for any stock dividends, combinations, splits, recapitalizations and the like) issued after the Designation Date to employees, officers or directors of, or consultants or advisors to, the Corporation or any of its subsidiaries pursuant to stock purchase or stock option plans or other similar arrangements that are approved by the Board; (C) shares of Common Stock issued pursuant to the exercise of options, warrants or convertible securities outstanding as of the Designation Date; (D) shares of Common Stock and/or options, warrants or other Common Stock purchase rights, and the Common Stock issued pursuant to such options, warrants or other rights issued for consideration other than cash pursuant to a merger, consolidation, acquisition or similar business combination approved by the Board; and (E) shares of Common Stock issued pursuant to any equipment leasing arrangement, or debt financing from a bank or similar financial institution approved by the Board. References to Common Stock in the subsections of this clause (vii) above shall mean all shares of Common Stock issued by the Corporation or deemed to be issued pursuant to this Section (IV)(D)(4). The "Effective Price" of Additional Shares of Common Stock shall mean the quotient determined by dividing the total number of Additional Shares of Common Stock issued or sold, or deemed to have been issued or sold, by the Corporation under this Section (IV)(D)(4)(i), into the Aggregate Consideration received, or deemed to have been received, by the Corporation for such issuance or sale.

    (j)  Third Party Tender Offer. If at any time or from time to time after the Designation Date, a tender or exchange offer is made by a person other than the Corporation or one of its affiliates for an amount that increases the offeror's ownership of Common Stock to more than twenty-five percent (25%) of the Common Stock outstanding and shall involve the payment by such person of consideration per share of Common Stock having a fair market value (as determined by the Board of Directors and described in a resolution of the Board of Directors) that as of the last time (the "Offer Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer (as it shall have been amended) exceeds the Current Market Price of the Common Stock on the Trading Day next succeeding the Offer Expiration Time, and in which, as of the Offer Expiration Time the Board of Directors is not recommending rejection of the offer, the Series A Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Series A Conversion Price in effect immediately prior to the Offer Expiration Time by a fraction the numerator of which shall be the number of shares of Common Stock outstanding (including any tendered or exchanges shares) at the Offer Expiration Time multiplied by the Current Market Price of the Common Stock on the Trading Day next succeeding the Offer Expiration Time and the denominator of which shall be the sum of (i) the fair market value of the aggregate consideration payable to stockholders based on the acceptance (up to a maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Offer Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Accepted Purchased Shares") and (ii) the product of the number of shares of Common Stock outstanding (less any Accepted Purchased Shares) at the Offer Expiration Time and the Current Market Price of the Common Stock on the Trading Day next succeeding the Offer Expiration Time, such reduction to become effective immediately prior to the opening of business on the Trading Day following the Offer Expiration Time. In the event that the offeror is obligated to purchase shares pursuant to any such tender or exchange offer, but such person is permanently prevented by applicable law from effecting any such purchase or all such purchases are rescinded, the Series A Conversion Price shall again be adjusted to be the Series A Conversion Price that would be in effect if such tender or exchange offer had not been made.

    (k) Certificate as to Adjustments—Notice by the Corporation. In each case of an adjustment or readjustment of the Series A Conversion Price, the Corporation, at its expense, shall compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to each registered holder of Series A Stock at the holder's address as shown in the Corporation's books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which

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such adjustment or readjustment is based, including a statement of (i) the consideration received or deemed to be received by the Corporation for any Additional Shares of Common Stock issued or sold or deemed to have been issued or sold, (ii) the Series A Conversion Price at the time in effect, (iii) the number of Additional Shares of Common Stock and (iv) the type and amount, if any, of other property which at the time would be received upon conversion of the Series A Stock.

    (l)  Notices of Record Date. Upon (i) any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or (ii) any Acquisition or other capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation with or into any other corporation, Asset Transfer, or any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the Corporation shall mail to each holder of Series A Stock at least ten (10) days prior to the record date specified therein a notice specifying (A) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (B) the date on which any such Acquisition, reorganization, reclassification, transfer, consolidation, merger, Asset Transfer, dissolution, liquidation or winding up is expected to become effective, and (C) the date, if any, that is to be fixed as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such Acquisition, reorganization, reclassification, transfer, consolidation, merger, Asset Transfer, dissolution, liquidation or winding up.

    (m) Mechanics of Conversion. Each holder of Series A Stock who desires to convert the same into shares of Common Stock pursuant to this Section (IV)(D)(4) shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or any transfer agent for the Series A Stock, and shall give written notice to the Corporation at such office that such holder elects to convert the same. Such notice shall state the number of shares of Series A Stock being converted. Thereupon, the Corporation shall promptly issue and deliver at such office to such holder a certificate or certificates for the number of shares of Common Stock to which such holder is entitled and shall promptly pay (i) in cash or, to the extent sufficient funds are not then legally available therefor, in Common Stock (at the Current Market Price), any declared and unpaid dividends on the shares of Series A Stock being converted and (ii) in cash (at the Current Market Price) the value of any fractional share of Common Stock otherwise issuable to any holder of Series A Stock. Such conversion shall be deemed to have been made at the close of business on the date of such surrender of the certificates representing the shares of Series A Stock to be converted, and the person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock on such date.

    (n) Partial Conversion. If some but not all of the shares of Series A Stock represented by a certificate or certificates surrendered by a holder are converted, the Corporation shall execute and deliver to or on the order of the holder, at the expense of the Corporation, a new certificate representing the shares of Series A Stock that were not converted.

    (o) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of shares of Series A Stock. In lieu of fractional shares, the Corporation shall pay cash equal to the fair market value of such Common Stock, as determined by the Board of Directors in good faith based on the earnings history, book value and prospects of the Corporation in light of market conditions generally.

    (p) Notice. Any notice required by the provisions of this Section (IV)(D)(4) shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified

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mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with verification of receipt. All notices shall be addressed to each holder of record at the address of such holder appearing on the books of the Corporation.

    (q) Payment of Taxes. The Corporation shall pay all taxes (other than taxes based upon income) and other governmental charges that may be imposed with respect to the issue or delivery of shares of Common Stock upon conversion of shares of Series A Stock, excluding any tax or other charge imposed in connection with any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of Series A Stock so converted were registered.

    (r) No Impairment. Without the consent of the holders of then outstanding Series A Stock as required under Section (IV)(D)(3)(c), the Corporation shall not amend its Certificate of Incorporation or participate in any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or take any other voluntary action, for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but shall at all times in good faith assist in carrying out all such action as may be reasonably necessary or appropriate in order to protect the conversion rights of the holders of the Series A Stock against other impairment.

    (s) Reservation of Common Stock. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Stock and, if at any time the number of authorized but unissued shares of Common Stock is insufficient to effect the conversion of all then outstanding shares of the Series A Stock, the Corporation shall immediately take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as is sufficient for such purpose.

5. No Reissuance of Stock. No share or shares of Series A Stock converted, purchased, redeemed or otherwise acquired by the Corporation may be reissued, and all such shares shall be canceled, retired and eliminated from the shares that the Corporation is authorized to issue. The Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of Series A Stock accordingly.

6. Redemption. Shares of Series A Stock shall not be subject to involuntary redemption by the Corporation, in whole or in part.

7. Purchase of Series A Stock by Corporation. Nothing in this Certificate of Incorporation prevents or restricts the Corporation from offering to purchase, from time to time either in a public or private sale, all or any of the Series A Stock at such price or prices as the Corporation may determine, subject to provisions of applicable law.

8. Fractional Shares of Series A Stock. The Corporation may sell or issue, and holders of Series A Stock may hold, own or transfer, fractional shares of Series A Stock. Nothing in this Certificate of Incorporation shall prevent or restrict the application of the provisions of this Certificate to fractional shares of Series A Stock.

9. Additional Restrictions on Voluntary Conversion or Transfer and Right to Vote. In no event shall either Capital Ventures International or RGC International Investors, LDC have the right voluntarily to convert shares of Series A Stock into shares of Common Stock under Section (IV)(D)(4)(a)(ii) hereof or to dispose of any Series A Stock or to vote any shares of Series A Stock to the extent that such right to effect such voluntary conversion or disposition or to vote would result in either Capital Ventures International or any of its affiliates or RGC International Investors, LDC or any of its affiliates beneficially owning more than 4.99% of the outstanding shares of Common Stock. For

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purposes of this Section (IV)(D)(9), beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and Regulation 13D-G thereunder. The restriction contained in this Section (IV)(D)(9) shall not in any event apply to the mandatory conversion provisions contained in Section (IV)(D)(4)(a)(i) of this Agreement and may not be altered, amended, deleted or changed in any manner whatsoever unless the holders of a majority of the outstanding shares of Common Stock and either Capital Ventures International with respect to its shares or RGC International Investors, LDC with respect to its shares shall approve, in writing, such alteration, amendment, deletion or change.

V.

    For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation, of its directors and of its stockholders or any class thereof, as the case may be, it is further provided that:

    A.  The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be fixed as provided in Section (IV)(D)(3)(c) of this Certificate of Incorporation.

1. Board of Directors. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the directors shall be divided into three classes designated as Class I, Class II and Class III, respectively. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board of Directors. As of the first annual meeting of stockholders following the date upon which this Certificate of Incorporation was filed, the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years. As of the second annual meeting of stockholders following the date upon which this Certificate of Incorporation was filed, the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three years. As of the third annual meeting of stockholders following the date upon which this Certificate of Incorporation was filed, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years. At each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting.

    Notwithstanding the foregoing provisions of this section, each director shall serve until his successor is duly elected and qualified or until his death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

2. Removal of Directors. Neither the Board of Directors nor any individual director may be removed without cause. Subject to any limitation imposed by law, any individual director or directors may be removed with cause by the holders of a majority of the voting power of the Corporation entitled to vote at an election of directors.

3.  Vacancies.

    (a) Subject to the rights of the holders of any series of Preferred Stock, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors, shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by the stockholders, except as otherwise provided by law, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors, and not by the stockholders. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director's successor shall have been elected or qualified. The stockholders may

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elect a director at any time to fill any vacancy not filled by the directors, subject to Section (V)(A)(4)(b) hereof.

    (b) If at any time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole board (as constituted immediately prior to any such increase), the Delaware Court of Chancery may, upon application of stockholder or stockholders holding at least ten percent (10%) of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directions then in offices as aforesaid, which election shall be governed by Section 211 of DGCL.

    B. Bylaw Amendments.  Subject to paragraph (h) of Section 43 of the Bylaws, the Bylaws may be altered or amended or new Bylaws adopted by the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all the then-outstanding shares of the voting stock of the Corporation entitled to vote. The Board of Directors shall also have the power to adopt, amend or repeal the Bylaws by a resolution adopted by a majority of the directors.

    C.  The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.

    D.  No action shall be taken by the stockholders of the Corporation except at an annual meeting or special meeting of the stockholders called in accordance with the Bylaws.

    E.  Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.

VI.

    A.  No stockholder of this Corporation shall have, solely by reason of being a stockholder, any preemptive or preferential right or subscription right to any stock of this Corporation or to any obligations convertible into stock of this Corporation, or to any warrant or option for the purchase thereof, except to the extent provided by resolution or resolutions of the Board of Directors establishing a series of Preferred Stock or by written agreement with this Corporation.

    B.  In any election for directors of the Corporation, a holder of shares of any class or series of stock then entitled to vote has the right to vote in person or by proxy the number of shares of stock held thereby for as many persons as there are directors to be elected. No cumulative voting for directors shall be permitted.

VII.

    A.  The liability of the directors for monetary damages shall be eliminated to the fullest extent under applicable law.

    B.  Any repeal or modification of this Article VII shall be prospective and shall not affect the rights under this Article VII in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification.

VIII.

    A.  The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner or hereafter prescribed by statute, except as provided in paragraph B. of this Article VIII, and all rights conferred upon the stockholders are granted subject to this reservation.

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    B.  Notwithstanding any other provisions of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of voting stock required by law, this Certificate of Incorporation or any Preferred Stock Designation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all the then-outstanding shares of the voting stock, voting together as a single class, shall be required to alter, amend or repeal Articles V, VII and VIII of this Certificate of Incorporation.

IX.

    The name and mailing address of the Sole Incorporator is as follows:

              Peggy A. Pennington
              Cooley Godward LLP
              5200 Carillon Point
              Kirkland, WA 98033-7356

    IN WITNESS WHEREOF, this Certificate has been subscribed this day of          , 2001 by the undersigned who affirms that the statements made herein are true and correct.

INTERNAP DELAWARE, INC.
By:
Peggy A. Pennington, Sole Incorporator

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EXHIBIT B

BYLAWS

OF

INTERNAP DELAWARE, INC.

(A DELAWARE CORPORATION)

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BYLAWS
OF
INTERNAP DELAWARE, INC.

ARTICLE I

Offices

    Section 1.  Registered Office.  The registered office of the corporation in the State of Delaware shall be in the City of Wilmington, County of New Castle.

    Section 2.  Other Offices.  The corporation shall also have and maintain an office or principal place of business at such place as may be fixed by the Board of Directors, and may also have offices at such other places, both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

ARTICLE II

Corporate Seal

    Section 3.  Corporate Seal.  The corporate seal shall consist of a die bearing the name of the corporation and the inscription, "Corporate Seal-Delaware." Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

ARTICLE III

Stockholders' Meetings

    Section 4.  Place Of Meetings.  Meetings of the stockholders of the corporation shall be held at such place, either within or without the State of Delaware, as may be designated from time to time by the Board of Directors, or, if not so designated, then at the office of the corporation required to be maintained pursuant to Section 2 hereof.

    Section 5.  Annual Meetings.

    (a) The annual meeting of the stockholders of the corporation, for the purpose of election of directors and for such other business as may lawfully come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors. Nominations of persons for election to the Board of Directors of the corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders: (i) pursuant to the corporation's notice of meeting of stockholders; (ii) by or at the direction of the Board of Directors; or (iii) by any stockholder of the corporation who was a stockholder of record at the time of giving of notice provided for in the following paragraph, who is entitled to vote at the meeting and who complied with the notice procedures set forth in Section 5.

    (b) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of Section 5(a) of these Bylaws, (i) the stockholder must have given timely notice thereof in writing to the Secretary of the corporation, (ii) such other business must be a proper matter for stockholder action under the Delaware General Corporation Law ("DGCL"), (iii) if the stockholder, or the beneficial owner on whose behalf any such proposal or nomination is made, has provided the corporation with a Solicitation Notice (as defined in this Section 5(b)), such stockholder or beneficial owner must, in the case of a proposal, have delivered

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a proxy statement and form of proxy to holders of at least the percentage of the corporation's voting shares required under applicable law to carry any such proposal, or, in the case of a nomination or nominations, have delivered a proxy statement and form of proxy to holders of a percentage of the corporation's voting shares reasonably believed by such stockholder or beneficial owner to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder, and must, in either case, have included in such materials the Solicitation Notice, and (iv) if no Solicitation Notice relating thereto has been timely provided pursuant to this section, the stockholder or beneficial owner proposing such business or nomination must not have solicited a number of proxies sufficient to have required the delivery of such a Solicitation Notice under this Section 5. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year's annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth: (A) as to each person whom the stockholder proposed to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and Rule 14a-11 thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the corporation's books, and of such beneficial owner, (ii) the class and number of shares of the corporation which are owned beneficially and of record by such stockholder and such beneficial owner, and (iii) whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of the proposal, at least the percentage of the corporation's voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the corporation's voting shares to elect such nominee or nominees (an affirmative statement of such intent, a "Solicitation Notice").

    (c) Notwithstanding anything in the second sentence of Section 5(b) of these Bylaws to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the corporation at least one hundred (100) days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this Section 5 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the corporation.

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    (d) Only such persons who are nominated in accordance with the procedures set forth in this Section 5 shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 5. Except as otherwise provided by law, the Chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made, or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defective proposal or nomination shall not be presented for stockholder action at the meeting and shall be disregarded.

    (e) Notwithstanding the foregoing provisions of this Section 5, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholders' meeting, stockholders must provide notice as required by the regulations promulgated under the 1934 Act. Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the corporation proxy statement pursuant to Rule 14a-8 under the 1934 Act.

    (f)  For purposes of this Section 5, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the 1934 Act.

    Section 6.  Special Meetings.

    (a) Special meetings of the stockholders of the corporation may be called, for any purpose or purposes, by (i) the Chairman of the Board of Directors, (ii) the Chief Executive Officer, or (iii) the Board of Directors pursuant to a resolution adopted by a majority of the Board of Directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption).

    (b) If a special meeting is properly called by any person or persons other than the Board of Directors, the request shall be in writing, specifying the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the Chairman of the Board of Directors, the Chief Executive Officer or the Secretary of the corporation. No business may be transacted at such special meeting otherwise than specified in such notice. The Board of Directors shall determine the time and place of such special meeting, which shall be held not less than thirty-five (35) nor more than one hundred twenty (120) days after the date of the receipt of the request. Upon determination of the time and place of the meeting, the officer receiving the request shall cause notice to be given to the stockholders entitled to vote, in accordance with the provisions of Section 7 of these Bylaws. If the notice is not given within one hundred (100) days after the receipt of the request, the person or persons properly requesting the meeting may set the time and place of the meeting and give the notice. Nothing contained in this paragraph (b) shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the Board of Directors may be held.

    (c) Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the corporation's notice of meeting (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the corporation who is a stockholder of record at the time of giving notice provided for in these Bylaws who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 6(c). In the event the corporation calls a special meeting of stockholders for the purpose of electing one (1) or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the corporation's

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notice of meeting, if the stockholder's notice required by Section 5(b) of these Bylaws shall be delivered to the Secretary at the principal executive offices of the corporation not earlier than the close of business on the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder's notice as described above.

    Section 7.  Notice Of Meetings.  Except as otherwise provided by law or the Certificate of Incorporation, written notice of each meeting of stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting, such notice to specify the place, date and hour and purpose or purposes of the meeting. Notice of the time, place and purpose of any meeting of stockholders may be waived in writing, signed by the person entitled to notice thereof, either before or after such meeting, and will be waived by any stockholder by his attendance thereat in person or by proxy, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

    Section 8.  Quorum.  At all meetings of stockholders, except where otherwise provided by statute or by the Certificate of Incorporation, or by these Bylaws, the presence, in person or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, either by the chairman of the meeting or by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting. The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise provided by statute, the Certificate of Incorporation or these Bylaws, in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Except as otherwise provided by statute, the Certificate of Incorporation or these Bylaws, directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or classes or series is required, except where otherwise provided by the statute or by the Certificate of Incorporation or these Bylaws, a majority of the outstanding shares of such class or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and, except where otherwise provided by the statute or by the Certificate of Incorporation or these Bylaws, the affirmative vote of the majority (plurality, in the case of the election of directors) of the votes cast by the holders of shares of such class or classes or series shall be the act of such class or classes or series.

    Section 9.  Adjournment And Notice Of Adjourned Meetings.  Any meeting of stockholders, whether annual or special, may be adjourned from time to time either by the chairman of the meeting or by the vote of a majority of the shares casting votes. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days or if after the adjournment a new record date is fixed for

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the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

    Section 10.  Voting Rights.  For the purpose of determining those stockholders entitled to vote at any meeting of the stockholders, except as otherwise provided by law, only persons in whose names shares stand on the stock records of the corporation on the record date, as provided in Section 12 of these Bylaws, shall be entitled to vote at any meeting of stockholders. Every person entitled to vote shall have the right to do so either in person or by an agent or agents authorized by a proxy granted in accordance with Delaware law. An agent so appointed need not be a stockholder. No proxy shall be voted after three (3) years from its date of creation unless the proxy provides for a longer period.

    Section 11.  Joint Owners Of Stock.  If shares or other securities having voting power stand of record in the names of two (2) or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two (2) or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect: (a) if only one (1) votes, his act binds all; (b) if more than one (1) votes, the act of the majority so voting binds all; (c) if more than one (1) votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or may apply to the Delaware Court of Chancery for relief as provided in the DGCL, Section 217(b). If the instrument filed with the Secretary shows that any such tenancy is held in unequal interests, a majority or even-split for the purpose of subsection (c) shall be a majority or even-split in interest.

    Section 12.  List Of Stockholders.  The Secretary shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not specified, at the place where the meeting is to be held. The list shall be produced and kept at the time and place of meeting during the whole time thereof and may be inspected by any stockholder who is present.

    Section 13.  Action Without Meeting.

    (a) No action shall be taken by the stockholders except at an annual or special meeting of stockholders called in accordance with these Bylaws, and no action shall be taken by the stockholders by written consent.

    Section 14.  Organization.

    (a) At every meeting of stockholders, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President, or, if the President is absent, a chairman of the meeting chosen by a majority in interest of the stockholders entitled to vote, present in person or by proxy, shall act as chairman. The Secretary, or, in his absence, an Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

    (b) The Board of Directors of the corporation shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper

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conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of the corporation and their duly authorized and constituted proxies and such other persons as the chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

ARTICLE IV

DIRECTORS

    Section 15.  Number And Term Of Office.  The authorized number of directors of the corporation shall be not less than five (5) nor more than nine (9), the specific number to be set by resolution of the Board of Directors. Directors need not be stockholders unless so required by the Certificate of Incorporation. If for any cause, the directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.

    Section 16.  Powers.  The powers of the corporation shall be exercised, its business conducted and its property controlled by the Board of Directors, except as may be otherwise provided by statute or by the Certificate of Incorporation.

    Section 17.  Classes of Directors.  Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the directors shall be divided into three classes designated as Class I, Class II and Class III, respectively. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board of Directors. At the first annual meeting of stockholders following the adoption and filing of the Certificate of Incorporation providing for a classified Board of Directors, the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years. At the second annual meeting of stockholders following the adoption and filing of the Certificate of Incorporation providing for a classified Board of Directors, the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three years. At the third annual meeting of stockholders following the adoption and filing of the Certificate of Incorporation providing for a classified Board of Directors, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years. At each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting.

    Notwithstanding the foregoing provisions of this section, each director shall serve until his successor is duly elected and qualified or until his death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director

    Section 18.  Vacancies.

    (a) Unless otherwise provided in the Certificate of Incorporation, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by stockholders, be filled only by the affirmative vote of a majority of the directors then in office, even

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though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director's successor shall have been elected and qualified. A vacancy in the Board of Directors shall be deemed to exist under this Section 18 in the case of the death, removal or resignation of any director.

    (b) If at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole board (as constituted immediately prior to any such increase), the Delaware Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent (10%) of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in offices as aforesaid, which election shall be governed by Section 211 of the DGCL.

    Section 19.  Resignation.  Any director may resign at any time by delivering his written resignation to the Secretary, such resignation to specify whether it will be effective at a particular time, upon receipt by the Secretary or at the pleasure of the Board of Directors. If no such specification is made, it shall be deemed effective at the pleasure of the Board of Directors. When one (1) or more directors shall resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each Director so chosen shall hold office for the unexpired portion of the term of the Director whose place shall be vacated and until his successor shall have been duly elected and qualified.

    Section 20.  Removal.

    (a) Neither the Board of Directors nor any individual director may be removed without cause.

    (b) Subject to any limitation imposed by law, any individual director or directors may be removed with cause by the affirmative vote of a majority of the voting power of the corporation entitled to vote at an election of directors.

    Section 21.  Meetings.

    (a) Annual Meetings. The annual meeting of the Board of Directors shall be held immediately before or after the annual meeting of stockholders and at the place where such meeting is held. No notice of an annual meeting of the Board of Directors shall be necessary and such meeting shall be held for the purpose of electing officers and transacting such other business as may lawfully come before it.

    (b) Regular Meetings. Unless otherwise restricted by the Certificate of Incorporation, regular meetings of the Board of Directors may be held at any time or date and at any place within or without the State of Delaware which has been designated by the Board of Directors and publicized among all directors. No formal notice shall be required for regular meetings of the Board of Directors.

    (c) Special Meetings. Unless otherwise restricted by the Certificate of Incorporation, special meetings of the Board of Directors or any committee designated by the Board may be held at any time and place within or without the State of Delaware whenever called by the Chairman of the Board, the President or any director.

    (d) Telephone Meetings. Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

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    (e) Notice of Meetings. Notice of the time and place of all meetings of the Board of Directors shall be orally or in writing, by telephone, including a voice messaging system or other system or technology designed to record and communicate messages, facsimile, telegraph or telex, or by electronic mail or other electronic means, during normal business hours, at least twenty-four (24) hours before the date and time of the meeting, or sent in writing to each director by first class mail, charges prepaid, at least three (3) days before the date of the meeting. Notice of any meeting may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

    (f)  Waiver of Notice. The transaction of all business at any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present shall sign a written waiver of notice. All such waivers shall be filed with the corporate records or made a part of the minutes of the meeting.

    Section 22.  Quorum And Voting.

    (a) Unless the Certificate of Incorporation requires a greater number and except with respect to indemnification questions arising under Section 43 hereof, for which a quorum shall be one-third (1/3) of the exact number of directors fixed from time to time in accordance with the Certificate of Incorporation, a quorum of the Board of Directors shall consist of a majority of the exact number of directors fixed from time to time by the Board of Directors in accordance with the Certificate of Incorporation; provided, however, at any meeting whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting.

    (b) At each meeting of the Board of Directors at which a quorum is present, all questions and business shall be determined by the affirmative vote of a majority of the directors present, unless a different vote be required by law, the Certificate of Incorporation or these Bylaws.

    Section 23.  Action Without Meeting.  Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and such writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

    Section 24.  Fees And Compensation.  Directors shall be entitled to such compensation for their services as may be approved by the Board of Directors, including, if so approved, by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, for attendance at each regular or special meeting of the Board of Directors and at any meeting of a committee of the Board of Directors. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise and receiving compensation therefor.

    Section 25.  Committees.

    (a) Executive Committee. The Board of Directors may appoint an Executive Committee to consist of one (1) or more members of the Board of Directors. The Executive Committee, to the extent permitted by law and provided in the resolution of the Board of Directors shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to (i) approving or

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adopting, or recommending to the stockholders, any action or matter expressly required by the DGCL to be submitted to stockholders for approval, or (ii) adopting, amending or repealing any bylaw of the corporation.

    (b) Other Committees. The Board of Directors may, from time to time, appoint such other committees as may be permitted by law. Such other committees appointed by the Board of Directors shall consist of one (1) or more members of the Board of Directors and shall have such powers and perform such duties as may be prescribed by the resolution or resolutions creating such committees, but in no event shall any such committee have the powers denied to the Executive Committee in these Bylaws.

    (c) Term. Each member of a committee of the Board of Directors shall serve a term on the committee coexistent with such member's term on the Board of Directors. The Board of Directors, subject to any requirements of any outstanding series of preferred Stock and the provisions of subsections (a) or (b) of this Bylaw, may at any time increase or decrease the number of members of a committee or terminate the existence of a committee. The membership of a committee member shall terminate on the date of his death or voluntary resignation from the committee or from the Board of Directors. The Board of Directors may at any time for any reason remove any individual committee member and the Board of Directors may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee. The Board of Directors may designate one (1) or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

    (d) Meetings. Unless the Board of Directors shall otherwise provide, regular meetings of the Executive Committee or any other committee appointed pursuant to this Section 25 shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter. Special meetings of any such committee may be held at any place which has been determined from time to time by such committee, and may be called by any director who is a member of such committee, upon written notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of written notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors. Notice of any special meeting of any committee may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends such special meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. A majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.

    Section 26.  Organization.  At every meeting of the directors, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President (if a director), or if the President is absent, the most senior Vice President (if a director), or, in the absence of any such person, a chairman of the meeting chosen by a majority of the directors present, shall preside over the meeting. The Secretary, or in his absence, any Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

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ARTICLE V

Officers

    Section 27.  Officers Designated.  The officers of the corporation shall include, if and when designated by the Board of Directors, a Chief Executive Officer, a President, one or more Vice Presidents (the number thereof to be determined by the Board of Directors), a Secretary, a Chief Financial Officer and a Treasurer, each of whom shall be elected by the Board of Directors. The Board of Directors may also appoint one (1) or more Assistant Secretaries, Assistant Treasurers, Assistant Controllers and such other officers and agents with such powers and duties as it shall deem necessary. The Board of Directors may assign such additional titles to one (1) or more of the officers as it shall deem appropriate. Any one (1) person may hold any number of offices of the corporation at any one time unless specifically prohibited therefrom by law. The salaries and other compensation of the officers of the corporation shall be fixed by or in the manner designated by the Board of Directors.

    Section 28.  Tenure And Duties Of Officers.

    (a) General. All officers shall hold office at the pleasure of the Board of Directors and until their successors shall have been duly elected and qualified, unless sooner removed. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

    (b) Duties of Chief Executive Officer. The Chief Executive Officer shall be the chief executive officer of the corporation and, subject to the direction and control of the Board, shall supervise and control all of the assets, business, and affairs of the corporation. The Chief Executive Officer shall vote the shares owned by the corporation in other corporations, domestic or foreign, unless otherwise prescribed by resolution of the Board. In general, the Chief Executive Officer shall perform all duties incident to the office of Chief Executive Officer and such other duties as may be prescribed by the Board from time to time.

    The Chief Executive Officer shall, unless a Chairperson of the Board of Directors has been appointed and is present, preside at all meetings of the shareholders and the Board of Directors.

    (c) Duties of President. The President shall report to the Chief Executive Officer. In the absence of the Chief Executive Officer or his inability to act, the President, if any, shall perform all the duties of the Chief Executive Officer and when so acting shall have all the powers of, and be subject to all the restrictions upon, the Chief Executive Officer; provided that no such President shall assume the authority to preside as Chairperson of meetings of the Board unless such President is a member of the Board. In general, the President shall perform all duties incident to the office of President and such other duties as may be prescribed by the Board from time to time.

    (d) Duties of Vice Presidents. In the absence of the President or his inability to act, the Vice Presidents, if any, in order of their rank as fixed by the Board of Directors or, if not ranked a Vice President designated by the Board shall perform all the duties of the President and when so acting shall have all the powers of, and be subject to all the restrictions upon, the President; provided that no such Vice President shall assume the authority to preside as Chairperson of meetings of the Board unless such Vice President is a member of the Board. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be respectively prescribed for them by the Board, these Bylaws or the President.

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    (e) Duties of Secretary. The Secretary shall attend all meetings of the shareholders and of the Board of Directors and shall record all acts and proceedings thereof in the minute book of the Corporation. The Secretary shall give notice in conformity with these Bylaws of all meetings of the shareholders and of all meetings of the Board of Directors and any committee thereof requiring notice. The Secretary shall perform all other duties given him in these Bylaws and other duties commonly incident to his office and shall also perform such other duties and have such other powers, as the Board of Directors shall designate from time to time. The President may direct any Assistant Secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

    (f)  Duties of Chief Financial Officer. The Chief Financial Officer shall keep or cause to be kept the books of account of the Corporation in a thorough and proper manner and shall render statements of the financial affairs of the Corporation in such form and as often as required by the Board of Directors or the President. The Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the Corporation. The Chief Financial Officer shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. The President may direct the Treasurer or any Assistant Treasurer, or the Controller or any Assistant Controller to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer, and each Treasurer and Assistant Treasurer and each Controller and Assistant Controller shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

    (g) Duties of Treasurer. Subject to the direction and control of the Board of Directors, the Treasurer shall have charge and custody of and be responsible for all funds and securities of the Corporation; and, at the expiration of his term of office, he shall turn over to his successor all property of the Corporation in his possession.

    Section 29.  Delegation Of Authority.  The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

    Section 30.  Resignations.  Any officer may resign at any time by giving written notice to the Board of Directors or to the President or to the Secretary. Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein, in which event the resignation shall become effective at such later time. Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights, if any, of the corporation under any contract with the resigning officer.

    Section 31.  Removal.  Any officer may be removed from office at any time, either with or without cause, by the affirmative vote of a majority of the directors in office at the time, or by the unanimous written consent of the directors in office at the time, or by any committee or superior officers upon whom such power of removal may have been conferred by the Board of Directors.

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ARTICLE VI

EXECUTION OF CORPORATE INSTRUMENTS AND VOTING OF SECURITIES OWNED BY THE CORPORATION

    Section 32.  Execution Of Corporate Instruments.  The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the corporation any corporate instrument or document, or to sign on behalf of the corporation the corporate name without limitation, or to enter into contracts on behalf of the corporation, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the corporation.

    All checks and drafts drawn on banks or other depositaries on funds to the credit of the corporation or in special accounts of the corporation shall be signed by such person or persons as the Board of Directors shall authorize so to do.

    Unless authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

    Section 33.  Voting Of Securities Owned By The Corporation.  All stock and other securities of other corporations owned or held by the corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors, or, in the absence of such authorization, by the Chairman of the Board of Directors, the Chief Executive Officer, the President or any Vice President.

ARTICLE VII

SHARES OF STOCK

    Section 34.  Form And Execution Of Certificates.  Certificates for the shares of stock of the corporation shall be in such form as is consistent with the Certificate of Incorporation and applicable law. Every holder of stock in the corporation shall be entitled to have a certificate signed by or in the name of the corporation by the Chairman of the Board of Directors, or the Chief Executive Officer, the President or any Vice President and by the Treasurer or Assistant Treasurer or the Secretary or Assistant Secretary, certifying the number of shares owned by him in the corporation. Any or all of the signatures on the certificate may be facsimiles. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he were such officer, transfer agent, or registrar at the date of issue. Each certificate shall state upon the face or back thereof, in full or in summary, all of the powers, designations, preferences, and rights, and the limitations or restrictions of the shares authorized to be issued or shall, except as otherwise required by law, set forth on the face or back a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to this section or otherwise required by law or with respect to this section a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or

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rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

    Section 35.  Lost Certificates.  A new certificate or certificates shall be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. The corporation may require, as a condition precedent to the issuance of a new certificate or certificates, the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to agree to indemnify the corporation in such manner as it shall require or to give the corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

    Section 36.  Transfers.

    (a) Transfers of record of shares of stock of the corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and upon the surrender of a properly endorsed certificate or certificates for a like number of shares.

    (b) The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one (1) or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one (1) or more classes owned by such stockholders in any manner not prohibited by the DGCL.

    Section 37.  Fixing Record Dates.

    (a) In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, subject to applicable law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

    (b) In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

    Section 38.  Registered Stockholders.  The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

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ARTICLE VIII

OTHER SECURITIES OF THE CORPORATION

    Section 39.  Execution Of Other Securities.  All bonds, debentures and other corporate securities of the corporation, other than stock certificates (covered in Section 34), may be signed by the Chairman of the Board of Directors, the Chief Executive Officer, the President or any Vice President, or such other person as may be authorized by the Board of Directors, and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an Assistant Secretary, or the Chief Financial Officer or Treasurer or an Assistant Treasurer; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature, or where permissible facsimile signature, of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signatures of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Treasurer or an Assistant Treasurer of the corporation or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon or on any such interest coupon, shall have ceased to be such officer before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the corporation.

ARTICLE IX

DIVIDENDS

    Section 40.  Declaration Of Dividends.  Dividends upon the capital stock of the corporation, subject to the provisions of the Certificate of Incorporation and applicable law, if any, may be declared by the Board of Directors pursuant to law at any regular or special meeting. Dividends may be paid in cash, in property or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation and applicable law.

    Section 41.  Dividend Reserve.  Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the Board of Directors shall think conducive to the interests of the corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

ARTICLE X

Fiscal Year

    Section 42.  Fiscal Year.  The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

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ARTICLE XI

Indemnification

    Section 43.  Indemnification Of Directors, Executive Officers, Other Officers, Employees And Other Agents.

    (a) Directors and Officers. The corporation shall indemnify its directors and officers to the fullest extent not prohibited by the DGCL or any other applicable law; provided, however, that the corporation may modify the extent of such indemnification by individual contracts with its directors and officers; and, provided, further, that the corporation shall not be required to indemnify any director or officer in connection with any proceeding (or part thereof) initiated by such person unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the corporation, (iii) such indemnification is provided by the corporation, in its sole discretion, pursuant to the powers vested in the corporation under the DGCL or any other applicable law or (iv) such indemnification is required to be made under subsection (d).

    (b) Employees and Other Agents. The corporation shall have power to indemnify its employees and other agents as set forth in the DGCL or any other applicable law. The Board of Directors shall have the power to delegate the determination of whether indemnification shall be given to any such person or other persons as the Board of Directors shall determine.

    (c) Expenses. The corporation shall advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer, of the corporation, or is or was serving at the request of the corporation as a director or executive officer of another corporation, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefor, all expenses incurred by any director or officer in connection with such proceeding upon receipt of an undertaking by or on behalf of such person to repay said amounts if it should be determined ultimately that such person is not entitled to be indemnified under this Section 43 or otherwise.

    Notwithstanding the foregoing, unless otherwise determined pursuant to paragraph (e) of this Section 43, no advance shall be made by the corporation to an officer of the corporation (except by reason of the fact that such officer is or was a director of the corporation in which event this paragraph shall not apply) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to the proceeding, or (ii) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation.

    (d) Enforcement. Without the necessity of entering into an express contract, all rights to indemnification and advances to directors and officers under this Bylaw shall be deemed to be contractual rights and be effective to the same extent and as if provided for in a contract between the corporation and the director or officer. Any right to indemnification or advances granted by this Section 43 to a director or officer shall be enforceable by or on behalf of the person holding such right in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor. The claimant in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting his claim. In connection with any claim for indemnification, the

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corporation shall be entitled to raise as a defense to any such action that the claimant has not met the standards of conduct that make it permissible under the DGCL or any other applicable law for the corporation to indemnify the claimant for the amount claimed. In connection with any claim by an officer of the corporation (except in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such executive officer is or was a director of the corporation) for advances, the corporation shall be entitled to raise a defense as to any such action clear and convincing evidence that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation, or with respect to any criminal action or proceeding that such person acted without reasonable cause to believe that his conduct was lawful. Neither the failure of the corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the DGCL or any other applicable law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct. In any suit brought by a director or officer to enforce a right to indemnification or to an advancement of expenses hereunder, the burden of proving that the director or officer is not entitled to be indemnified, or to such advancement of expenses, under this Article XI or otherwise shall be on the corporation.

    (e) Non-Exclusivity of Rights. The rights conferred on any person by this Bylaw shall not be exclusive of any other right which such person may have or hereafter acquire under any applicable statute, provision of the Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office. The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the Delaware General Corporation Law, or by any other applicable law.

    (f)  Survival of Rights. The rights conferred on any person by this Bylaw shall continue as to a person who has ceased to be a director, officer, employee or other agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

    (g) Insurance. To the fullest extent permitted by the DGCL or any other applicable law, the corporation, upon approval by the Board of Directors, may purchase insurance on behalf of any person required or permitted to be indemnified pursuant to this Section 43.

    (h) Amendments. Any repeal or modification of this Section 43 shall only be prospective and shall not affect the rights under this Bylaw in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of the corporation.

    (i)  Saving Clause. If this Bylaw or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each director and officer to the full extent not prohibited by any applicable portion of this Section 43 that shall not have been invalidated, or by any other applicable law. If this Section 43 shall be invalid due to the application of the indemnification provisions of another jurisdiction, then the corporation shall indemnify each director and officer to the full extent under any other applicable law.

    (j)  Certain Definitions. For the purposes of this Bylaw, the following definitions shall apply:

      (1) The term "proceeding" shall be broadly construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement, arbitration and appeal of, and the

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  giving of testimony in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative.

      (2) The term "expenses" shall be broadly construed and shall include, without limitation, court costs, attorneys' fees, witness fees, fines, amounts paid in settlement or judgment and any other costs and expenses of any nature or kind incurred in connection with any proceeding.

      (3) The term the "corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Section 43 with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

      (4) References to a "director," "executive officer," "officer," "employee," or "agent" of the corporation shall include, without limitation, situations where such person is serving at the request of the corporation as, respectively, a director, executive officer, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise.

      (5) References to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this Section 43.

ARTICLE XII

NOTICES

    Section 44.  Notices.

    (a) Notice To Stockholders. Whenever, under any provisions of these Bylaws, notice is required to be given to any stockholder, it shall be given in writing, timely and duly deposited in the United States mail, postage prepaid, and addressed to his last known post office address as shown by the stock record of the corporation or its transfer agent.

    (b) Notice To Directors. Any notice required to be given to any director may be given by the method stated in subsection (a), or by overnight delivery service, facsimile, telex or telegram, except that such notice other than one which is delivered personally shall be sent to such address as such director shall have filed in writing with the Secretary, or, in the absence of such filing, to the last known post office address of such director.

    (c) Affidavit Of Mailing. An affidavit of mailing, executed by a duly authorized and competent employee of the corporation or its transfer agent appointed with respect to the class of stock affected, specifying the name and address or the names and addresses of the stockholder or stockholders, or director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall in the absence of fraud, be prima facie evidence of the facts therein contained.

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    (d) Time Notices Deemed Given. All notices given by mail or by overnight delivery service, as above provided, shall be deemed to have been given as at the time of mailing, and all notices given by facsimile, telex or telegram shall be deemed to have been given as of the sending time recorded at time of transmission.

    (e) Methods of Notice. It shall not be necessary that the same method of giving notice be employed in respect of all directors, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others.

    (f)  Failure To Receive Notice. The period or limitation of time within which any stockholder may exercise any option or right, or enjoy any privilege or benefit, or be required to act, or within which any director may exercise any power or right, or enjoy any privilege, pursuant to any notice sent him in the manner above provided, shall not be affected or extended in any manner by the failure of such stockholder or such director to receive such notice.

    (g) Notice To Person With Whom Communication Is Unlawful. Whenever notice is required to be given, under any provision of law or of the Certificate of Incorporation or Bylaws of the corporation, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the DGCL, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

    (h) Notice To Person With Undeliverable Address. Whenever notice is required to be given, under any provision of law or the Certificate of Incorporation or Bylaws of the corporation, to any stockholder to whom (i) notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to such person during the period between such two consecutive annual meetings, or (ii) all, and at least two, payments (if sent by first class mail) of dividends or interest on securities during a twelve-month period, have been mailed addressed to such person at his address as shown on the records of the corporation and have been returned undeliverable, the giving of such notice to such person shall not be required. Any action or meeting which shall be taken or held without notice to such person shall have the same force and effect as if such notice had been duly given. If any such person shall deliver to the corporation a written notice setting forth his then current address, the requirement that notice be given to such person shall be reinstated. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the DGCL, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to this paragraph.

ARTICLE XIII

AMENDMENTS

    Section 45.  Amendments.  Subject to paragraph (h) of Section 43 of the Bylaws, the Bylaws may be altered or amended or new Bylaws adopted by the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then-outstanding shares of the voting stock of the corporation entitled to vote. The Board of Directors shall also have the power to adopt, amend or repeal Bylaws.

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ARTICLE XIV

LOANS TO OFFICERS

    Section 45.  Loans To Officers.  The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiaries, including any officer or employee who is a Director of the corporation or its subsidiaries, whenever, in the judgment of the Board of Directors, such loan, guarantee or assistance may reasonably be expected to benefit the corporation. The loan, guarantee or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing in these Bylaws shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

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Appendix B

UNIT PURCHASE AGREEMENT

OF

INTERNAP NETWORK SERVICES CORPORATION

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	5.1	Investment Representations	8
	5.2	Requisite Power and Authority	8
	5.3	Rule 144	8
	5.4	No Manipulation	9
	5.5	Covenants	9
	5.6	Legend	10
	5.7	Limitations on Use of Purchaser Representations	11
	5.8	Purchasers Not Acting as a Group	11
6.	SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS		11
7.	REGISTRATION OF THE COMMON STOCK; COMPLIANCE WITH THE SECURITIES ACT		11
	7.1	Registration Procedures and Expenses	11
	7.2	Liquidated Damages and Other Matters	12
	7.3	Transfer of Shares After Registration	13
	7.4	Indemnification	13
	7.5	Termination of Conditions and Obligations	15
8.	COMPANY COVENANTS		15
	8.1	Financial Information	15
	8.2	Indemnity	16
9.	BROKER'S FEE AND FAIRNESS OPINION FEE		16
10.	NOTICES		16
11.	AMENDMENT AND WAIVER		17
12.	HEADINGS		17
13.	SEVERABILITY		17
14.	GOVERNING LAW		17
15.	COUNTERPARTS		17
16.	REMEDIES		17
17.	SUCCESSORS AND ASSIGNS		17
18.	FURTHER ACTIONS		17

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UNIT PURCHASE AGREEMENT

    THIS UNIT PURCHASE AGREEMENT (the "Agreement") is made as of July 20, 2001 between INTERNAP NETWORK SERVICES CORPORATION, a Washington corporation with its principal place of business at 601 Union Street, Suite 1000, Seattle, WA 98101 (the "Company"), and each of those persons and entities, severally and not jointly, whose names and addresses are set forth on the Schedule of Purchasers attached hereto as Exhibit A (which persons and entities are hereinafter collectively referred to as "Purchasers" and each individually as a "Purchaser"). The Company and the Purchasers are referred to collectively herein as the "Parties."

    IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Purchaser agree as follows:

1.  AUTHORIZATION OF SALE OF THE UNITS.  Subject to the terms and conditions of this Agreement, the Company has authorized the sale of up to $125,000,000 aggregate purchase price of units (the "Units"). Each Unit is comprised of one-twentieth (1/20th) of a share of Series A Preferred Stock of the Company (the "Shares") and a warrant to purchase one-fourth (1/4th) of a share of Common Stock of the Company (the "Warrants"), the form of which is attached hereto as Exhibit B. Each Share has a liquidation preference equal to the product of twenty (20) multiplied by the purchase price per Unit of $1.60 and is initially convertible into twenty (20) shares of Common Stock (subject to adjustment under the terms of the Certificate of Designation (as defined below)) and may be transferred in multiples of one-twentieth (1/20th) of a Share. Each Warrant is initially exercisable for one-fourth (1/4th) share of Common Stock and may be transferred in multiples of one Warrant. Accordingly, each Unit initially represents the right to acquire one (1) share of Common Stock upon conversion of the associated fraction of a Share and the right to acquire one-fourth (1/4th) share of Common Stock upon exercise of the associated Warrant.

2.  AGREEMENT TO SELL AND PURCHASE THE UNITS.  At the Closing (as defined in Section 3 hereof), the Company agrees to sell to each Purchaser and each Purchaser agrees, severally and not jointly, to purchase from the Company, upon the terms and conditions hereinafter set forth:

    (a) the number of Units set forth next to such Purchaser's name on Exhibit A hereto at a purchase price as set forth on Exhibit A hereto; and

    (b) such Purchaser's pro rata share of additional Units as determined by dividing the aggregate interest and other amounts earned on, and any other amounts in excess of, the Purchaser's Escrow Deposit (as defined in the Escrow Agreement) by the Unit purchase price.

    The Shares shall have the rights, preferences, privileges and restrictions set forth in the Company's Certificate of Designation of Rights and Preferences of Series A Preferred Stock in the form attached hereto as Exhibit C (the "Certificate of Designation").

3.  ESCROW, CLOSING CONDITIONS AND THE CLOSING.

    3.1  Escrow.  Upon the mutual receipt of (a) a copy of this Agreement which has been executed by all the Parties, (b) a copy of the escrow agreement which has been executed by all the Parties (other than JP Morgan H&Q), the form of which is attached hereto as Exhibit D (the "Escrow Agreement"), (c) a completed Stock Certificate and Warrant Questionnaire which has been completed and executed on each Purchaser's behalf, the form of which is attached hereto as Exhibit E, and (d) upon the receipt by each of the Purchasers of a legal opinion from Cooley Godward LLP, counsel for the Company, dated as of the date of this Agreement in the form attached hereto as Exhibit F, each of the Purchasers (other than JP Morgan H&Q) shall deposit their respective purchase price for the Units as indicated on Exhibit A hereto (the "Aggregate Funding Amount") into an escrow account established

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pursuant to the terms of the Escrow Agreement (the "Escrow"), it being understood and agreed that until the Closing, the funds in the Escrow shall remain the sole property of each of the Purchasers pro rata in proportion to the actual amount funded by each Purchaser.

  3.2 Closing Conditions

    (a) The Company's obligation to complete the purchase and sale of the Units and deliver such stock certificate(s) and Warrants upon Closing shall be subject to the following conditions, any one or more of which may be waived in writing by the Company: (i) receipt by the Company from the Escrow Agent (or, in the case of JP Morgan H&Q, from JP Morgan H&Q) of immediately available funds, by check or wire transfer, in the full amount of the purchase price for the Units being purchased hereunder as specified for each Purchaser on Exhibit A hereto; (ii) the accuracy of the representations and warranties made by each Purchaser herein as of the Closing date; (iii) the fulfillment of those undertakings of each Purchaser to be fulfilled prior to the Closing as stipulated by this Agreement; and (iv) shareholder approval of the transactions contemplated herein in a manner that complies with NASD Rule 4350(i) and applicable law. The Company shall use its best efforts to request shareholder approval of the issuance contemplated by this Agreement at the Company's annual shareholder meeting, which is currently scheduled to be held on or about August 15, 2001.

    (b) The obligation of each Purchaser to accept delivery of such stock certificates and Warrants and to release its respective purchase price for the Units under the Escrow Agreement (or, in the case of JP Morgan H&Q, to pay its respective purchase price as indicated on Exhibit A hereto) shall be subject to the following conditions, any one or more of which may be waived in writing by eighty-five percent (85%) in interest (based on the purchase commitments set forth on Exhibit A hereto) of the Purchasers: (i) the satisfaction of all terms and conditions to the release of the Aggregate Funding Amount under the Escrow Agreement; (ii) the accuracy of the representations and warranties made by the Company herein as of the Closing, except for (A) any inaccuracy which does not constitute a material adverse change in the business or status of the Company provided that "material adverse effect" qualifications and other qualifications based on the word "material" contained in any representation and warranty shall be disregarded with respect to this exception or (B) any inaccuracy in a representation or warranty made as of a date expressly specified in this Agreement and which was true on such date; (iii) the fulfillment of those undertakings of the Company to be fulfilled prior to the Closing as stipulated by this Agreement; (iv) shareholder approval of the transactions contemplated herein in a manner that complies with NASD Rule 4350(i) and applicable law; (v) the Common Stock shall be listed for trading on a national security exchange or quoted on the Nasdaq National Market, and the Company shall not be in violation of the applicable listing requirements of the Nasdaq National Market; (vi) the receipt of legal opinions from Cooley Godward LLP, counsel for the Company, dated as of the Escrow date and the Closing date, in the form attached hereto as Exhibit F; and (vii) the receipt at the Closing of a certificate, executed by the Company's Chief Executive Officer, certifying that the Company has complied with the conditions set forth in items (i) through (vi) above. The Company shall deliver a notice to all Purchasers, at least two (2) days but no more than five (5) days, prior to the proposed Closing date, stating the date upon which the Closing is scheduled to occur.

    (c) The Purchasers' obligation to complete the purchase and sale of the Units shall be rescinded and funds (including interest thereon) held in Escrow shall be distributed to the respective Purchasers if (i) the shareholders fail to approve the transactions contemplated by this Agreement at the first shareholders meeting duly called to approve such transactions, or any continuance thereof, whether by adjournment, postponement or otherwise, (ii) the Closing has not occurred on or before September 15, 2001, except to the extent any delay in Closing is caused solely by the Securities and Exchange Commission's (the "SEC") review of the Company's Public Documents (as herein defined) and such review prevents the Company from holding a shareholders meeting to approve the transactions

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contemplated by this Agreement or (iii) the Closing has not occurred on or before October 15, 2001 unless extended by a majority in interest of the Purchasers (based on the purchase commitments set forth on Exhibit A hereto), but in no event shall the Closing be extended beyond October 31, 2001.

    3.3  Closing.  Upon satisfaction of the conditions set forth in Sections 3.2(a) and 3.2(b) above, the Aggregate Funding Amount shall be distributed from Escrow and JP Morgan H&Q shall deliver to the Company its respective purchase price as indicated on Exhibit A hereto against delivery of the Shares and Warrants pursuant to the terms of the Escrow Agreement and this Agreement (the "Closing").

    3.4  Purchasers' Approvals.  From the date of this Agreement until the earlier of (a) the date the Shares are issued or (b) the date the Purchasers' Escrow Deposit (as defined in the Escrow Agreement) is returned to the Purchasers, the Company shall not, without the written consent of more than fifty percent (50%) in interest (based on the purchase commitments set forth on Exhibit A hereto) of the Purchasers, take any actions set forth in Section 4(d)(i)-(x) of the Certificate of Designation other than (a) actions, including, but not limited to, the filing of the Certificate of Designation and the issuance and sale of the Units hereunder, required to consummate the transactions contemplated by this Agreement and (b) making of a full recourse loan in the aggregate principal amount of $1,000,000 to Eugene Eidenberg, the Company's Chief Executive Officer. Notwithstanding the foregoing in this Section 3.4, none of the Purchasers shall have the ability to provide their consent pursuant to this Section 3.4 to the extent that such consent would be deemed to be in violation of the rules of the NASD.

4.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.  The Company hereby represents and warrants to, and covenants with, each Purchaser as of the date of this Agreement as follows:

  4.1 Organization and Qualification.

    The Company is a corporation duly organized, validly existing and is authorized to do business in the corporate form under the laws of the State of Washington and has all requisite corporate power and authority to conduct its business as currently conducted and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

    4.2  Due Execution, Delivery and Performance of the Agreements and the Warrants.  The Company's execution, delivery and performance of each of this Agreement, the Escrow Agreement and the Warrants (a) has been duly authorized by all requisite corporate action by the Company, including approval by the Special Finance Committee of the Board of Directors, other than receipt of shareholder approval set forth in Section 3.2(b)(iv) with respect to the issuance of the Units at the Closing, and (b) will not violate the Articles of Incorporation or Bylaws of the Company, each as amended, or violate or result in a breach of or constitute a default under any provision of any material indenture, mortgage, agreement, contract or other material instrument to which the Company or any subsidiary is a party or by which the Company or any subsidiary or any of their respective properties or assets is bound. Upon execution and delivery, and assuming the valid execution hereof by each of the Purchasers, each of this Agreement, the Escrow Agreement and the Warrants will constitute a valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding

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in equity or at law) and except as the indemnification agreements of the Company in Section 7.4 hereof may be legally unenforceable.

  4.3 Issuance, Sale and Delivery of the Shares and Warrants.

    (a)  Capitalization.  As of July 13, 2001, there were 500,000,000 shares of Common Stock authorized, 150,522,105 shares of Common Stock issued and outstanding, 1,681,346 shares of Common Stock reserved for issuance upon exercise of Warrants to purchase Common Stock, 10,070,000 of Common Stock reserved for issuance under the Company's 1998 Stock Option/Stock Issuance Plan, 23,095,275 shares of Common Stock reserved for issuance under the Company's 1999 Equity Incentive Plan, 1,837,853 shares of Common Stock reserved for future issuance under the Company's 1999 Employee Stock Purchase Plan, 1,000,000 shares of Common Stock reserved for issuance under the Company's 1999 Non-Employee Directors' Stock Option Plan, 1,000,000 shares of Common Stock reserved for issuance under the Company's 2000 Non-Officer Equity Incentive Plan, 1,346,840 shares of Common Stock reserved for issuance under the Company's CO Space, Inc. 1999 Stock Incentive Plan and 307,461 shares of Common Stock reserved for issuance under the Company's VPNX, Inc. (formerly SwitchSoft System, Inc.) Founders 1996 Stock Option Plan and VPXN, Inc. (formerly SwitchSoft Systems, Inc.) 1997 Stock Option Plan. In total, as of July 13, 2001, 190,860,880 shares of Common Stock were issued and outstanding, issuable upon exercise of outstanding warrants and options, or reserved for future issuance under option plans. As of July 13, 2001, ten million (10,000,000) shares of Preferred Stock were authorized, portions of which will be designated Series A Preferred Stock, and none of which, prior to the Closing, are or will be issued and outstanding. Except as supplemented in this Section 4.3(a), the authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Public Documents (as defined in Section 4.4 hereof).

    (b)  Due Authorization and Valid Issuance.  All issued and outstanding shares of the Company's Common Stock have been duly authorized and validly issued, and are fully paid and nonassessable. The Company will use its best efforts to ensure that, at all times, a sufficient number of shares of its Common Stock are reserved for issuance upon conversion of the Shares (the "Conversion Shares") and upon exercise of the Warrants (the "Warrant Shares"). When issued and delivered to the respective Purchaser or the respective Purchaser's custodian banks, as applicable, and paid for by the respective Purchaser in accordance with the terms and conditions of this Agreement, the Shares to be sold pursuant to such Units will be validly issued, fully paid and nonassessable and will be delivered by the Company free and clear of all liens, pledges, claims, encumbrances, security interests or other restrictions, except for restrictions on transfer imposed to ensure compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the restrictions specified in Section 5.5(a) hereof. When issued and delivered upon conversion of the Shares in accordance with the terms and conditions of the Certificate of Designation or upon exercise of the Warrants, the Conversion Shares and Warrant Shares, respectively, shall be validly issued, fully paid and nonassessable and will be delivered by the Company free and clear of all liens, pledges, claims, encumbrances, security interests or other restrictions, except for restrictions on transfer imposed to ensure compliance with the Securities Act and the restrictions specified in Section 5.5(a) hereof. Neither the issuance of the Shares, the Warrants, the Conversion Shares or the Warrant Shares will be subject to any preemptive or similar rights.

    4.4  Public Information.  The Company represents that it has delivered to each Purchaser copies of the Company's: (a) most recently filed Annual Report on Form 10-K for the year ended December 31, 2000, as amended; (b) Quarterly Report on Form 10-Q for the quarter ended March 31, 2001; (c) press releases dated December 14, 2000, January 21, 2001, February 7, 2001, February 13, 2001, March 6, 2001 and March 15, 2001; and (d) Form 8-K filed with the SEC on July 6, 2001. All of the foregoing public documents are collectively referred to herein as the "Public Documents." Each of the consolidated financial statements of the Company (including in each case any related notes thereto)

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contained in the Public Documents, including each Public Document filed after the date hereof until the Closing, (a) complies or, when filed, will comply as to form in all material respects with the published rules and regulations of the SEC with respect thereto, (b) has been or, when filed, will have been prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited interim financial statements, as may be permitted by the SEC under Form 10-Q, 8-K or any successor form under the Exchange Act (as defined below)) and (c) fairly presents, or when filed will fairly present, the consolidated financial position of the Company and its subsidiaries as at the respective dates thereof and the consolidated results of the Company's operations and cash flows for the periods indicated, except that the unaudited interim financial statements may not contain footnotes which are not required in unaudited financial statements, but do contain all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the Company's consolidated financial position, results of operations and cash flows. As of the time they were filed with the SEC, or as subsequently amended or superseded by a filing prior to the date of this Agreement and expressly referred to in this Section 4.4, none of the Public Documents contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

    4.5  Eligibility for Form S-3 and Auditor's Consent.  The Company represents and warrants that it meets the requirements for the use of Form S-3 for registration of the resale by the Purchasers of the Conversion Shares and Warrant Shares. The Company shall file all reports required to be filed by the Company with the SEC in a timely manner and take all other necessary action so as to maintain such eligibility for the use of Form S-3. The Company has no basis to believe that its past or present independent public auditors will withhold their consent to the inclusion, or incorporation by reference, of their audit opinion concerning the Company's financial statements which are included or incorporated by reference in the Registration Statement required to be filed pursuant to this Agreement.

    4.6  No Material Change.  There has been no material adverse change and no material adverse development in the business, properties, operations, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, since March 31, 2001, other than a material adverse change or material adverse development which, and to the extent that it, has occurred directly as a result of the announcement or pendency of this Agreement.

    4.7  Non-Contravention.  The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Warrant and the Escrow Agreement will not contravene the Articles of Incorporation or Bylaws of the Company, each as amended, or any agreement or other instrument binding upon the Company or any of its subsidiaries that was filed as an exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 2000, as amended, or which was subsequently filed as an exhibit to a Form 10-Q or Form 8-K, or any law, rule or regulation applicable to the Company or any of its subsidiaries or by which the Company or any of its subsidiaries or any of their respective properties is bound or affected or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except the vote of the Company's shareholders pursuant to NASD Rule 4350(i) and such as may be required by the securities or blue sky laws of the various states in connection with the offer and sale of the Shares and the Warrants and by federal and states securities laws with respect to the Company's obligations under Section 7 of this Agreement.

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    4.8  Litigation.  There are no legal or governmental proceedings pending or, to the Company's knowledge, threatened to which the Company or any of its subsidiaries is party or to which any of the properties of the Company or any of its subsidiaries is subject other than proceedings accurately described in all material respects in the Public Documents and proceedings that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under this Agreement or to consummate the transactions contemplated by this Agreement.

    4.9  Intellectual Property.  The Company and its subsidiaries own or possess, or can acquire on reasonable terms, sufficient legal rights to all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them in connection with the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse affect on the Company and its subsidiaries, taken as a whole.

    4.10  Investment Company.  The Company is not, and after giving effect to the offer and sale of the Units and the application of the proceeds thereof will not be, immediately following the transaction, required to register as an "Investment Company" as such term is defined in the Investment Company Act of 1940, as amended.

    4.11  No Solicitation.  Neither the Company nor any affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act) (an "Affiliate") of the Company has, directly, or through any agent, (a) sold, offered for sale, solicited any offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sales of the Units, Shares or Warrants in a manner that would require the registration under the Securities Act of the Units, Shares or Warrants; or (b) offered, solicited offers to buy or sold the Units, Shares or Warrants in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and the Company will not engage in any of the actions described in subsections (a) and (b) of this paragraph.

    4.12  No Registration.  Subject to the accuracy of each of the Purchaser's representations herein, it is not necessary in connection with the offer, sale and delivery of the Units, Shares or Warrants to the several Purchasers in the manner contemplated by this Agreement to register the Units, Shares or Warrants under the Securities Act.

    4.13  Listing.  The Company is not in violation of any of the applicable listing requirements of the Nasdaq National Market and the Company's Common Stock is listed for quotation thereon. The Company shall comply with all requirements of the National Association of Securities Dealers, Inc. with respect to the issuance of the Shares and Warrants and the listing of the Conversion Shares and Warrant Shares on The Nasdaq National Market.

    4.14  No Manipulation.  The Company has not taken and will not, in violation of applicable law, take, any action designed to or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares and Warrants or Conversion Shares and Warrant Shares, respectively.

    4.15  Conflicting Registration Rights.  As of the date of this Agreement, other than the Purchasers, no shareholder of the Company has any right (which has not been waived) to require the Company to register the sale of any shares owned by such shareholder under the Securities Act in the

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Registration Statement (as defined in Section 7.1 hereto) to be filed by the Company on behalf of the Purchasers pursuant to Section 7 hereto or in any other Company registration statement as a result of the Company's filing of the Registration Statement pursuant to Section 7 hereunder.

    4.16  Related Party Transactions.  The Company hereby covenants and agrees that all related party transactions (including, but not limited to, transactions between officers or affiliates of the Company) shall require approval of a majority of the non-interested members of its Board of Directors in such transaction.

    4.17  Disclosure.  The Company hereby covenants and agrees that on the date hereof and on the date of the Closing it will require each of its officers and directors to provide full disclosure for all investments that would impact their performance as an officer or director of the Company (the "Disclosure"). The Company covenants and agrees that it will provide any such Disclosure to the Purchasers hereto, if applicable.

    4.18  Use of Proceeds.  The Company shall use the proceeds from the sale of the Units for working capital purposes.

    4.19  Change of Control Prior to Closing Date.  If, (a) after the date hereof but prior to the date of the shareholder vote contemplated by Sections 3.2(a)(iv) and 3.2(b)(iv), or (b) after the date of such shareholder vote (if positive), but prior to the earlier of the date of the Closing or October 16, 2001: a transaction or series of transactions occur in which a person or group of persons (as defined in Rule 13d-5(b)(1) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) other than the Purchasers acquires beneficial ownership (as determined in accordance with Rule 13d-3 of the Exchange Act) of more than fifty percent (50%) of the Common Stock or voting power of the Company (a "Change of Control"), the Purchasers shall be entitled to receive promptly, in cash, an amount equal to what the Purchasers would have been entitled to receive under the liquidation provisions of the Certificate of Designation had they held the Shares and the Warrants on the date the Change of Control occurred and had exercised the Warrants on such date less the Aggregate Funding Amount and the aggregate exercise price of the Warrants.

    4.20  Release of Financial Results.  The Company shall release to the public its financial results for the six (6) months ending June 30, 2001, not less than five (5) Trading Days prior to the date of the Closing.

    4.21  Dilutive Event.  The issuance of the Units, the underlying Shares, Conversion Shares, Warrants and Warrant Shares neither individually nor in the aggregate constitute an anti-dilution event for any existing securityholders of the Company, pursuant to which such shareholders would be entitled to additional securities or a reduction in the applicable conversion price or exercise price of any securities due to any issuance proposed to be conducted hereunder.

    4.22  Reincorporation.  As soon as practicable after the date of Closing, the Company covenants, subject to approval by its shareholders, to reincorporate in the state of Delaware and to file the Certificate of Incorporation attached hereto as Exhibit H with the Secretary of State of Delaware, with the sole effect of changing the domicile of the Company and the authorized capital as set forth therein.

    4.23  Corporate Existence.  So long as a Purchaser beneficially owns any Shares or Warrants, the Company shall maintain its corporate existence, and in the event of a merger, consolidation or sale of all or substantially all of the Company's assets, the Company shall ensure that the surviving or successor entity in such transaction assumes the Company's obligations hereunder and under the Certificate of Designation, the Warrants and the agreements and instruments entered into in connection herewith regardless of whether or not the Company would have had a sufficient number of

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shares of Common Stock authorized and available for issuance in order to effect the conversion of all the Shares and the exercise in full of all Warrants outstanding as of the date of such transaction.

5.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF PURCHASERS.  Each Purchaser, severally but not jointly, hereby represents and warrants to, and covenants with, the Company as of the date of this Agreement and as of the Closing date as follows (such representations and warranties do not lessen or obviate the representations and warranties of the Company as set forth in this Agreement):

    5.1  Investment Representations.  Purchaser represents and warrants to, and covenants with, the Company that: (a) Purchaser, taking into account the personnel and resources it can practically bring to bear on the purchase of the Units contemplated hereby, is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in securities presenting an investment decision like that involved in the purchase of the Units, including investments in securities issued by the Company, and has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Units and the underlying Shares, Conversion Shares, Warrants and Warrant Shares (collectively, the "Securities"), including all of the Company's Public Documents; (b) Purchaser is acquiring the number of Units referred to in Exhibit A hereto for its own account for investment only and with no present intention of distributing any of such Securities, or any arrangement or understanding with any other persons regarding the distribution of such Securities; (c) Purchaser has completed or caused to be completed the Stock Certificate and Warrant Questionnaire attached hereto as Exhibit E and the information provided therein by Purchaser is true and correct to the best knowledge of Purchaser as of the date hereof; (d) Purchaser has, in connection with its decision to purchase the number of Units set forth in Exhibit A hereto, relied solely upon the information delivered to Purchaser as described in clause (a) above and the representations and warranties of the Company contained herein; and (e) the Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.

    5.2  Requisite Power and Authority.  Purchaser further represents and warrants to, and covenants with, the Company that (a) Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (b) upon the execution and delivery of this Agreement, this Agreement shall constitute a valid and binding obligation of Purchaser enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of Purchaser in Section 7.4 hereof may be legally unenforceable.

    5.3  Rule 144.  Purchaser acknowledges and agrees that the Securities acquired by Purchaser hereunder must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits unregistered limited resales of securities subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being made through an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) and the number of shares being sold during any three-month period not exceeding specified limitations.

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    5.4  No Manipulation.  Purchaser has not taken and will not, in violation of applicable law, take, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares and Warrants or Conversion Shares and Warrant Shares, respectively.

    5.5  Covenants.  Purchaser hereby covenants with the Company that:

    (a) prior to the Closing contemplated herein such Purchaser shall not enter into any Sale or Hedging Transaction (as defined below) with respect to any of the Company's securities held by such Purchaser whether or not (i) owned by the Purchaser prior to June 14, 2001, (ii) purchased by the Purchaser in an open market transaction after June 14, 2001 or (iii) acquired or to be acquired in connection with the transactions contemplated by this Agreement (the "Lock-Up Agreement");

    (b) upon the earliest occurrence of either (i) the date the Escrow Agent becomes obligated to return to the Purchasers the Aggregate Funding Amount or (ii) the Closing, the foregoing Lock-Up Agreement shall be released solely with regard to the following securities (the "Released Shares"):

      (i) shares or rights to acquire shares of Common Stock owned by the Purchasers prior to June 14, 2001; and

      (ii) any shares or rights to acquire shares of Common Stock acquired by the Purchasers on the open market after June 14, 2001;

    (c) other than the Released Shares, each Purchaser's respective obligation to hold the Securities acquired by such Purchaser under the terms of this Agreement shall be released as follows: (i) twenty-five percent (25%) (calculated based on the aggregate amount of Securities on a Common Stock equivalent basis issued to the respective Purchaser as of the Closing date) of each Purchaser's respective Securities shall be released from the foregoing restriction six (6) months from the Closing date; (ii) twenty-five percent (25%) (calculated based on the aggregate amount of Securities on a Common Stock equivalent basis issued to the respective Purchaser as of the Closing date) of each Purchaser's respective Securities shall be released from the foregoing restriction nine (9) months from the Closing date; (iii) twenty-five percent (25%) (calculated based on the aggregate amount of Securities on a Common Stock equivalent basis issued to the respective Purchaser as of the Closing date) of each Purchaser's respective Securities shall be released from the foregoing restriction twelve (12) months from the Closing date; and (iv) twenty-five percent (25%) (calculated based on the aggregate amount of Securities on a Common Stock equivalent basis issued to the respective Purchaser as of the Closing date) of each Purchaser's respective Securities shall be released from the foregoing restriction fifteen (15) months from the Closing date. For purposes herein, a "Sale or Hedging Transaction" with respect to a security shall mean (A) any pledge (except a pledge relating to a bona fide cash loan and not for collateralizing a Sale or Hedging Transaction), sale, contract to sell, sale of any option or contract to purchase, purchase of any option or contract to sell, grant of any option, right or warrant to purchase, loan or other transfer or disposition of, directly or indirectly, any such security, or any other actions designed to achieve similar effects, (B) any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such security, or any other actions designed to achieve similar effects, or (C) any transaction that would be deemed the establishment of or increase in a put equivalent position (as defined in Rule 16a-1(h) under the Exchange Act), whether any such transaction described in clause (A), (B) or (C) above is settled by delivery of such security, in cash or otherwise, or any other actions designed to achieve similar effects. Any Sale or Hedging Transaction shall be deemed to have been made with respect to the greater of (I) the notional amount of the security subject to such transaction and (II) the maximum amount of the security (or the cash value thereof) deliverable in respect of such transaction. Notwithstanding anything to the contrary herein, the Company and each of the Purchasers agree that

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the settlement by Millennium Technology Ventures, L.P., PS Capital Holdings, L.P. or PS Capital Ventures, LLP or any of their respective partners or affiliates of the "costless collar" (comprised of put options and call options) entered into with Bear, Stearns & Co. Inc. on July 17, 2000 and July 18, 2000, via the tender of Securities shall not be considered a Sale or Hedging Transaction for purposes hereof, nor shall investments in any investment fund, including index funds or other broad-based investment funds, in which the Company's securities represent less than five percent (5%) of the assets of such fund.

    (d) Subject to the Lock-Up Agreement provided for in Section 5.5(a) above, (i) prior to the effective date of the Registration Statement referenced in Section 7.1(a) below (the "Effective Date"), Purchaser shall not transfer any Securities except in compliance with the Securities Act and the rules and regulations promulgated thereunder, and any transferee of Securities prior to the Effective Date shall agree in advance in a writing acceptable to the Company to be subject to all of the provisions of this Agreement with respect to the Securities; and (ii) commencing as of the Effective Date, Purchaser shall not make any sale of the Securities under the Registration Statement without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied, and Purchaser acknowledges and agrees that on and after the Effective Date, such Securities are not transferable on the books of the Company unless the certificate submitted to the transfer agent evidencing Securities is accompanied by a separate Purchaser's certificate: (A) in the form of Exhibit G hereto; (B) executed by Purchaser or by an officer of, or other authorized person designated by, Purchaser; and (C) to the effect that (I) if the Securities have been sold in accordance with the Registration Statement, the requirement of delivering a current prospectus has been satisfied and (II) a representation that Section 5.5(d)(ii) of this Agreement has been complied with.

    (e) The restrictions contained in Section 5.5(a), (b) and (c) are limited to the extent necessary to prevent such restrictions from causing the Purchasers to be considered a "group" for purposes of Section 13d of the Exchange Act.

    (f) Notwithstanding anything to the contrary in Sections 5.5(a), (b) and (c) above, each Purchaser's respective obligation to hold any of the Company's securities shall be released if (i) the Company has received notice from the Nasdaq Stock Market or any other national securities exchange upon which its securities are then listed that the Company has failed to satisfy the continued listing requirements of the Nasdaq Stock Market or such national securities exchange or the Common Stock is no longer listed on the Nasdaq Stock Market or any such national securities exchange, or (ii) there has occurred, at or prior to Closing, a material breach in the Company's obligations or representations hereunder which renders the Company incapable of satisfying the conditions to Closing contained in Section 3.2(b) prior to the latest possible Closing date under Section 3.2 hereof and such breach, if curable, is not cured within fifteen (15) days after receipt by the Company of written notice from a majority in interest (based on the purchase commitments set forth on Exhibit A hereto) of the Purchasers specifying in reasonable detail the nature of such breach.

    5.6  Legend.  Purchaser understands and agrees that all certificates evidencing the Shares, Warrants, Conversion Shares and Warrant Shares to be issued to such Purchaser may bear the following legends:

    (a) THE TRANSFER OR SALE OF THIS SECURITY IS SUBJECT TO RESTRICTIONS ON RESALE PURSUANT TO THE TERMS OF A UNIT PURCHASE AGREEMENT, DATED JULY 20, 2001, A COPY OF WHICH IS ON FILE AT THE OFFICE OF THE COMPANY.

    (b) THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE

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REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

    5.7  Limitations on Use of Purchaser Representations.  The Purchasers' several representations and warranties made in Sections 5.1, 5.3 and 5.6 are made solely for the purpose of permitting the Company to make a determination that the offer and sale of the Units pursuant to this Agreement comply with applicable U.S. federal and state securities laws and not for any other purpose. Accordingly, the Company should not rely on such representations and warranties for any other purpose.

    5.8  Purchasers Not Acting as a Group.  Purchaser acknowledges and agrees that it is acting independently with respect to this Agreement and the transactions contemplated hereunder and not as a "group" with respect thereto for purposes of Section 13d of the Exchange Act and, accordingly, nothing herein is intended to give any Purchaser any rights with respect to any other Purchaser or cause it to be a third party beneficiary of any covenants or agreements made by any other Purchaser.

6.  SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS.  Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Purchasers herein and in the certificates delivered pursuant hereto shall survive the execution of this Agreement, the delivery to the Purchasers of the Units and the underlying Shares and Warrants being purchased and the payment therefor.

7.  REGISTRATION OF THE COMMON STOCK; COMPLIANCE WITH THE SECURITIES ACT.

    7.1  Registration Procedures and Expenses. The Company shall:

    (a) within twenty (20) days following the Closing, prepare and file with the SEC a registration statement on Form S-3 (the "Registration Statement") in order to register with the SEC the resale of all the Conversion Shares and Warrant Shares (collectively, the "Registrable Securities") by the Purchasers from time to time through underwriters, agents or otherwise, in negotiated or market transactions or through the automated quotation system of Nasdaq or the facilities of any national securities exchange on which the Company's Common Stock is then traded or in privately negotiated transactions or pursuant to such other method or methods of distribution as any of the Purchasers may require. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 7.1 with respect to any particular Purchaser that such Purchaser shall furnish to the Company such information regarding itself, the Registrable Securities to be sold by such Purchaser, and the intended method of disposition of such securities as shall be required to effect the registration of the Registrable Securities and to determine that the Company's filing of such Registration Statement does not cause the Company to be in violation of any of its existing obligations to current shareholders;

    (b) use reasonable efforts, subject to the receipt of necessary information from such Purchasers, to cause the Registration Statement to become effective as soon as commercially practicable following the filing thereof with the SEC, but in any event by the date (the "Effectiveness Deadline Date") that is one hundred eighty (180) days after the Closing date;

    (c) prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith and take such other actions as may be necessary to keep the Registration Statement continually effective and available for use for a period of five (5) years from the effective date of the Registration Statement (the "Registration Period") or, if earlier, until all of the Registrable Securities have been sold pursuant thereto; and use reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the

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Registrable Securities for sale in any jurisdiction in which they have been qualified for sale, in either case at the earliest possible moment, and provide prompt notice to the Purchaser of the withdrawal of any such order;

    (d) furnish to each Purchaser with respect to the Registrable Securities registered under the Registration Statement such number of copies of prospectuses and preliminary prospectuses in conformity with the requirements of the Securities Act, in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by such Purchasers; provided, however, that the obligation of the Company to deliver copies of prospectuses or preliminary prospectuses to the respective Purchasers shall be subject to the receipt by the Company of reasonable assurances from the respective Purchasers that the respective Purchasers will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such prospectuses or preliminary prospectuses;

    (e) file documents required of the Company for normal blue sky clearance in states specified in writing by each of the respective Purchasers; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented; and

    (f) bear all expenses incurred by the Company in connection with the procedures in paragraphs (a) through (e) of this Section 7.1 and the registration of the Registrable Securities pursuant to the Registration Statement (including reasonable legal fees and expenses of one counsel to the Purchasers), exclusive of underwriting discounts and commissions, which shall be the responsibility of the Purchasers.

    7.2  Liquidated Damages and Other Matters.

    (a) If (i) the Registration Statement is not filed by the Company with the SEC on or prior to the twentieth (20th) day following the Closing (the "Filing Deadline Date"), then for each day following the Filing Deadline Date, until but excluding the date that the Registration Statement is filed, or (ii) if the Registration Statement is not declared effective by the SEC by the Effectiveness Deadline Date, then for each day following the Effectiveness Deadline Date, until but excluding the date the SEC declares the Registration Statement effective, or (iii) if the Registration Statement is not available for resales of Registrable Securities, then for each day in excess of the Deferral Periods permitted by Section 7.2(b) hereof, the Company shall, for each such day, pay the Purchasers, as liquidated damages and not as a penalty, an amount equal to a weekly rate of .25% of the applicable Purchaser's aggregate purchase price; and for any such day, such payment shall be made no later than the first business day of the calendar month next succeeding the month in which such day occurs. The parties agree that the sole damages payable for a violation of the terms of this Agreement with respect to which liquidated damages are expressly provided shall be such liquidated damages. Nothing shall preclude the Purchasers from pursuing or obtaining specific performance or other equitable relief with respect to this Agreement. The parties hereto agree that the liquidated damages provided for in this Section 7.2(a) constitute a reasonable estimate of the damages that may be incurred by the Purchasers by reason of the failure of the Registration Statement to be filed or declared effective in accordance with the provisions hereof.

    (b) The Company shall, upon (i) the issuance by the SEC of a stop order suspending the effectiveness of the Registration Statement or the initiation of proceedings with respect to the Registration Statement under Section 8(d) or 8(e) of the Securities Act, (ii) the occurrence of any event or the existence of any fact as a result of which the Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or the related prospectus shall contain any

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untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) the occurrence or existence of any pending corporate development that, in the reasonable discretion of the Company makes it appropriate to suspend the availability of the Registration Statement and the related prospectus, (A) in the case of clause (ii) above, subject to the next sentence, as promptly as practicable prepare and file, if necessary, pursuant to applicable law, a post-effective amendment to such Registration Statement or a supplement to the related prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference to such Registration Statement and prospectus so that such Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Shares being sold thereunder, and, in the case of a post-effective amendment to the Registration Statement, subject to the next sentence, use its reasonable efforts to cause it to be declared effective as promptly as is practicable, and (B) give notice to the Purchasers that the availability of the Registration Statement is suspended (a "Deferral Notice") and, upon receipt of any Deferral Notice, each Purchaser agrees not to sell any Conversion Shares or Warrant Shares pursuant to the Registration Statement until such Purchaser's receipt of copies of the supplemented or amended prospectus provided for in clause (A) above, or until it is advised in writing by the Company that the prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such prospectus. The Company will use all reasonable efforts to ensure that the use of the prospectus may be resumed (I) in case of clause (i) and (ii) above, as promptly as is practicable, and (II) in the case of clause (iii) above, as soon as, in the sole judgment of the Company, public disclosure of such material event would not be prejudicial to or contrary to the interests of the Company or, if necessary to avoid unreasonable burden or expense, as soon as practicable thereafter. The Company shall be entitled to exercise its rights under this Section 7.2(b) to suspend availability of the Registration Statement or any prospectus no more than two (2) times in any twelve (12) month period, and any such period during which the availability of the Registration Statement and any prospectus is suspended (a "Deferral Period") shall not exceed thirty (30) days. The Company shall use all commercially reasonable efforts to limit the duration and the number of any Deferral Periods. Each Purchaser hereby agrees that upon receipt of any Deferral Notice from the Company, such Purchaser shall, and shall cause each of its officers, directors, employees, affiliates, advisors, agents and representatives to, keep confidential all nonpublic information set forth in such notice including the existence and terms of such Deferral Notice.

    7.3  Transfer of Shares After Registration.  Each Purchaser agrees that it will promptly notify the Company of any changes in the material information set forth in the Registration Statement regarding such Purchaser or its plan of distribution with respect to the Registrable Securities, as applicable.

    7.4  Indemnification.

    (a) as used herein, the term "Selling Shareholder" shall mean a Purchaser and, if a Purchaser is an institution, such Purchaser's directors or trustees, officers and employees and each person who controls Purchaser within the meaning of the Securities Act;

    (b) as used herein, the term "Registration Statement" shall include any final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 7.1; and

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    (c) as used herein, the term "untrue statement" shall include any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

    (d) The Company agrees to indemnify and hold harmless each Selling Shareholder, each underwriter through which sales are made pursuant to the Registration Statement, and each person, if any, who controls an underwriter or Selling Shareholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the "Indemnitees") from and against any losses, claims, damages or liabilities to which an Indemnitee may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement of a material fact contained in the Registration Statement on the Effective Date thereof, or arise out of any failure by the Company to fulfill any undertaking included in the Registration Statement, and the Company will reimburse such Indemnitee for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Indemnitee specifically for use in preparation of the Registration Statement, or any statement or omission in any prospectus on and after, and to the extent that, it is corrected in any subsequent prospectus that was delivered to such Indemnitee prior to the pertinent sale or sales by such Selling Shareholder.

    (e) Except as otherwise prohibited under the Investment Act of 1940 and the rules and regulations promulgated thereunder, each Purchaser, severally and not jointly, agrees to indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement, each director of the Company, each underwriter through which sales are made pursuant to the Registration Statement and each person, if any, who controls such underwriter (collectively, the "Company Indemnitees") and any other shareholder selling securities under such Registration Statement or any of such other shareholder's partners, directors or officers or any person who controls such shareholder (the "Shareholder Indemnitees"), from and against any losses, claims, damages or liabilities (joint or several), but in any event not in excess of the net proceeds received by such Purchaser in the sale of Registrable Securities giving rise to such claim, to which the Company Indemnitees or such Shareholder Indemnitees may become subject (under the Securities Act, the Exchange Act or other federal or state law), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon any untrue statement of a material fact contained in the Registration Statement on the Effective Date if such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of such Purchaser specifically for use in preparation of the Registration Statement, and the Purchaser will reimburse the Company Indemnitees or other Shareholder Indemnitees, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim.

    (f) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 7.4, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and such indemnifying person shall have been notified thereof, such indemnifying person shall be entitled to participate therein, and, to the extent it shall wish, to assume

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the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel for all indemnified parties.

    (g) If the indemnification provided for in this Section 7.4 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the act or omission that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

    (h) The obligations of the Company and Purchaser under this Section 7.4 shall survive completion of any offering of Registrable Securities in a Registration Statement and the termination of this Agreement. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

    (i) To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under this Section 7.4 to the fullest extent permitted by law; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

    7.5  Termination of Conditions and Obligations.  Except as is provided in Section 5.5(a) hereof, the conditions precedent imposed by Section 5 or this Section 7 upon the transferability of the Securities shall cease and terminate as to any particular Securities, when such Conversion Shares and/or Warrant Shares, as applicable, shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such or at such time as an opinion of counsel satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

8.  COMPANY COVENANTS.

    8.1  Financial Information.  The Company will maintain true books and records of account in which full and correct entries will be made of all its business transactions pursuant to a system of accounting established and administered in accordance with generally accepted accounting principles consistently applied, and will set aside on its books all such proper accruals and reserves as shall be

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required under generally accepted accounting principles consistently applied. The Company will furnish the following statements to each Purchaser who holds a minimum of twenty-five thousand (25,000) Shares (as adjusted for stock splits and combinations) (a "Major Purchaser"), at the same time such statements are, or would be, filed with the SEC:

    (a) a consolidated balance sheet of the Company, at the end of such fiscal year, and a consolidated statement of income and a consolidated statement of cash flows of the Company, for such year, all audited by a nationally recognized independent public accounting firm and in accordance with generally accepted accounting principles consistently applied; and

    (b) a consolidated balance sheet of the Company as of the end of each quarterly period, and a consolidated statement of income and a consolidated statement of cash flows of the Company for such period and for the current fiscal year to date, reviewed by a nationally recognized independent public accounting firm and in accordance with generally accepted accounting principles, with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made.

    8.2  Indemnity.  The Company will indemnify each Purchaser and each of the Purchasers' representatives on the Board of Directors of the Company (and their respective officers, directors, partners, shareholders, heirs, assigns, etc.) (collectively, the "Purchaser Indemnitees") to the fullest extent permitted by law if such Purchaser Indemnitee becomes a party to an actual or threatened action, suit or proceeding by reason of the fact that such Purchaser Indemnitee is or was a director, officer or shareholder of the Company, or by reason of any action or inaction on the part of such Purchaser Indemnitee while acting in such capacity. Such indemnification shall extend both to third party proceedings and to proceedings brought by or in the name of the Company. Indemnification shall not be available if the Purchaser Indemnitee did not act in good faith and in a manner the Purchaser Indemnitee reasonably believed to be in or not opposed to the best interests of the Company and its shareholders.

9.  BROKER'S FEE AND FAIRNESS OPINION FEE.  Each of the parties hereto hereby represents that on the basis of any actions and agreements by it, there are no brokers or finders entitled to compensation in connection with the sale of Units to the Purchasers, except for (a) a fee to be paid at Closing by the Company to JP Morgan H&Q in connection with this transaction, which fee shall be equal to the sum of (i) 6.0% of the aggregate proceeds from the sale of Units up to $50.0 million, (ii) 3% of the aggregate proceeds from the sale of Units over $50.0 million to $75.0 million and (iii) 1% of the aggregate proceeds of the sale of Units over $75.0 million to $100.0 million, and (b) a fee of $500,000 to be paid by the Company to Thomas Weisel Partners, LLC in connection with the fairness opinion to be delivered in connection with this transaction.

10.  NOTICES.  All notices, requests, consents and other communications hereunder shall be in writing, shall be sent by facsimile or mailed by first class registered or certified airmail, or nationally recognized overnight express courier postage prepaid, and shall be deemed given when so sent by facsimile or mailed and shall be delivered as follows:

    (a) if to the Company, to:

       Internap Network Services Corporation
       601 Union Street, Suite 100
       Seattle, WA 98101
       Attention: General Counsel

       with a copy so mailed to:

B–19

16

       Cooley Godward LLP
       5200 Carillon Point
       Kirkland, WA 98033-7356
       Attention: Christopher W. Wright, Esq.

or to such other person at such other place as the Company shall designate to each of the Purchasers in writing; and

    (b) if to a Purchaser, at the respective address as set forth on Exhibit A of this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

11.  AMENDMENT AND WAIVER.  This Agreement may be amended or modified only with the written consent of the Company and the unanimous consent of the Purchasers.

12.  HEADINGS.  The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

13.  SEVERABILITY.  In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, provided that no parties' rights hereunder are materially adversely affected thereby.

14.  GOVERNING LAW.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York as applied to contracts entered into and performed entirely in New York by New York residents.

15.  COUNTERPARTS.  This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

16.  REMEDIES.  In addition to being entitled to exercise all rights and remedies provided herein or granted by law for any breach by the Company hereunder, each Purchaser shall be entitled to specific performance of its respective rights under this Agreement. In that regard, the Company acknowledges and agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

17.  SUCCESSORS AND ASSIGNS.  This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

18.  FURTHER ACTIONS.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in transactions of this nature in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

17

B–21

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

INTERNAP NETWORK SERVICES CORPORATION

By:
Title:
PURCHASER
Name of Purchaser
By:
Name:
Title:

List of Attachments

EXHIBIT A	SCHEDULE OF PURCHASERS
EXHIBIT B	FORM OF WARRANT
EXHIBIT C	CERTIFICATE OF DESIGNATION
EXHIBIT D	ESCROW AGREEMENT
EXHIBIT E	STOCK CERTIFICATE AND WARRANT QUESTIONNAIRE
EXHIBIT F	OPINION OF COOLEY GODWARD LLP
EXHIBIT G	PURCHASER'S CERTIFICATE
EXHIBIT H	CERTIFICATE OF INCORPORATION

B–22

EXHIBIT A

SCHEDULE OF PURCHASERS

Name and Address	Units	Shares	Warrants	Aggregate Purchase Price
Todd US Ventures, LLC c/o Jackie Berterretche One Bush Street, 15th Floor San Francisco, CA 94104-4446	1,250,000	62,500	312,500	$2,000,000.00
H&Q Internap Investors, LP c/o Jackie Berterretche One Bush Street, 15th Floor San Francisco, CA 94104-4446	1,384,375	69,219	346,094	$2,215,000.00
JP Morgan Securities, Inc. One Bush Street San Francisco, CA 94121	312,500	15,625	78,125	$500,000.00
Standish O'Grady c/o Granite Ventures One Bush Street, 15th Floor San Francisco, CA 94104-4446	62,500	3,125	15,625	$100,000.00
Shea Ventures LLC c/o Edward Shea 655 Brea Canyon Road Walnut, CA 91789	625,000	31,250	156,250	$1,000,000.00
The Timken Living Trust U/A/D 9/14/99 c/o William Timken 7 Mercury Avenue Tiburon, CA 94920	375,000	18,750	93,750	$600,000.00
Ronald A. Glantz & Gina S. Glantz 411 Paradise Drive Tiburon, CA 94920-2538	162,500	8,125	40,625	$260,000.00
Chacallit Associates c/o Richard Beattie 425 Lexington Avenue New York, NY 10017-3954	62,500	3,125	15,625	$100,000.00
DBH/HBH 8/25/68 Trust by Dora B. Hillman for Howard B. Hillman (A-2) c/o Howard Hillman, Auto-trol Technology Corp. 158 Main Street New Canaan, CT 06840	125,000	6,250	31,250	$200,000.00
G. Kevin Doren 8202 Avalon Drive Mercer Island, WA 98040	125,000	6,250	31,250	$200,000.00

B–23

Morgan Stanley Venture Partners III, L.P. 3000 Sand Hill Road Building 4, Suite 250 Menlo Park, CA 94025 Attn: Robert J. Loarie	5,757,773	287,889	1,439,443	$9,212,437.00
Morgan Stanley Venture Investors, III L.P. 3000 Sand Hill Road Building 4, Suite 250 Menlo Park, CA 94025 Attn: Robert J. Loarie	552,825	27,641	138,206	$884,520.00
The Morgan Stanley Venture Partners Entrepreneur Fund, L.P. 3000 Sand Hill Road Building 4, Suite 250 Menlo Park, CA 94025 Attn: Robert J. Loarie	251,902	12,595	62,975	$403,043.00
Oak Investment Partners X, L.P. One Gorham Island Westport, CT 06880	10,764,688	538,234	2,691,172	$17,223,500.00
Oak X Affiliates Fund, L.P. One Gorham Island Westport, CT 06880	172,813	8,641	43,203	$276,500.00
Millennium Technology Ventures, LP 350 Park Avenue, 10th Floor New York, NY 10022 Attn: Ronald M. Starr	2,500,000	125,000	625,000	$4,000,000.00
Doll Technology Investment Fund c/o DCM Investment Management III, LLC 3000 Sand Hill Road Building 3 Suite 225 Menlo Park, CA 94025 Attn: Dixon R. Doll	854,495	42,725	213,624	$1,367,191.34
Doll Technology Affiliates Fund, L.P. c/o DCM Investment Management III, LLC 3000 Sand Hill Road Building 3 Suite 225 Menlo Park, CA 94025 Attn: Dixon R. Doll	50,274	2,514	12,568	$80,437.78

B–24

Doll Technology Side Fund, L.P. c/o DCM Investment Management III, LLC 3000 Sand Hill Road Building 3 Suite 225 Menlo Park, CA 94025 Attn: Dixon R. Doll	32,732	1,637	8,183	$52,370.88
Dixon and Carol Doll Family Trust c/o DCM Investment Management III, LLC 3000 Sand Hill Road, Building 3 Suite 225 Menlo Park, CA 94025 Attn: Dixon R. Doll	218,750	10,938	54,688	$350,000.00
The Gonzales 1998 Revocable Trust 16450 E. La Chiquita Ave. Los Gatos, CA 95032	31,250	1,563	7,813	$50,000.00
David Chao and Amanda Minami Revocable Trust c/o DCM Investment Management III, LLC 3000 Sand Hill Road, Building 3 Suite 225 Menlo Park, CA 94025	62,500	3,125	15,625	$100,000.00
Capital Ventures International c/o Heights Capital Management, Inc. 425 California Street Suite 1100 San Francisco, CA 94104 Attn: Andy Frost	11,250,000	562,500	2,812,500	$18,000,000.00
Adelson Investors, LLC 10900 Wilshire Blvd., Suite 950 Los Angeles, CA 90024 Attn: Paul Nadel	531,250	26,563	132,813	$850,000.00
West View Partners, L.P. 601 W. Main Suite 1214 Spokane, WA 99201 Attn: Craig Hart	1,000,000	50,000	250,000	$1,600,000.00
INT Investments, Inc. Cay House P.O. Box N7776 Lyford Cay New Providence, Bahamas Attn: Rasesh Thakkar	6,281,250	314,063	1,570,313	$10,050,000.00

B–25

With Copies To: Jeff Voss Isleworth Country Club 6100 Payne Stewart Drive Windermere, Florida 34786
The Doris Stein Alexandra Shiva Grandchild Trust c/o Starr & Company LLC 350 Park Avenue, 9th Floor New York, NY 10022 Attn: Kenneth I. Starr	625,000	31,250	156,250	$1,000,000.00
Alexandra Shiva c/o Starr & Company LLC 350 Park Avenue, 9th Floor New York, NY 10022 Attn: Kenneth I. Starr	625,000	31,250	156,250	$1,000,000.00
Gil Shiva c/o Starr & Company LLC 350 Park Avenue, 9th Floor New York, NY 10022 Attn: Kenneth I. Starr	625,000	31,250	156,250	$1,000,000.00
The Susan Stein Shiva Foundation c/o Starr & Company LLC 350 Park Avenue, 9th Floor New York, NY 10022 Attn: Kenneth I. Starr	625,000	31,250	156,250	$1,000,000.00
Mo Ostin c/o Starr & Company LLC 350 Park Avenue, 9th Floor New York, NY 10022 Attn: Kenneth I. Starr	1,250,000	62,500	312,500	$2,000,000.00
1267104 Ontario, Ltd. c/o Starr & Company LLC 350 Park Avenue, 9th Floor New York, NY 10022 Attn: Kenneth I. Starr	2,500,000	125,000	625,000	$4,000,000.00
Richard Santulli c/o Starr & Company LLC 350 Park Avenue, 9th Floor New York, NY 10022 Attn: Kenneth I. Starr	1,250,000	62,500	312,500	$2,000,000.00

B–26

David Orlinsky c/o Starr & Company LLC 350 Park Avenue, 9th Floor New York, NY 10022 Attn: Kenneth I. Starr	625,000	31,250	156,250	$1,000,000.00
Richard Avedon c/o Starr & Company LLC 350 Park Avenue, 9th Floor New York, NY 10022 Attn: Kenneth I. Starr	625,000	31,250	156,250	$1,000,000.00
The Brad and Jill Grey Living Trust c/o Starr & Company LLC 350 Park Avenue, 9th Floor New York, NY 10022 Attn: Kenneth I. Starr	625,000	31,250	156,250	$1,000,000.00
Lorne Michaels c/o Starr & Company LLC 350 Park Avenue, 9th Floor New York, NY 10022 Attn: Kenneth I. Starr	625,000	31,250	156,250	$1,000,000.00
Rachel Mellon c/o Starr & Company LLC 350 Park Avenue, 9th Floor New York, NY 10022 Attn: Kenneth I. Starr	625,000	31,250	156,250	$1,000,000.00
Barbara Walters c/o Starr & Company LLC 350 Park Avenue, 9th Floor New York, NY 10022 Attn: Kenneth I. Starr	625,000	31,250	156,250	$1,000,000.00
Daniel L. Burstein c/o Starr & Company LLC 350 Park Avenue, 9th Floor New York, NY 10022 Attn: Kenneth I. Starr	62,500	3,125	15,625	$100,000.00
RGC International Investors, LDC c/o Rose Glen Capital Management, L.P. Bala Plaza—East, Suite 501 Bala Cynwyd, PA 19004 Attn: Gerald F. Stahlecker	5,625,000	281,250	1,406,250	$9,000,000.00
Christopher Anand 3049 38th Ave. W Seattle, WA 98199	106,250	5,313	26,563	$170,000.00

B–27

Joseph J. Pruskowski 14725 232nd Ave. NE Woodinville, WA 98072	312,500	15,625	78,125	$500,000.00
Mark Baerwaldt 2000 First Ave, #1801 Seattle, WA 98121-2170	78,125	3,906	19,531	$125,000.00
Teutsch Investments LLC 2001 Western Ave., #330 Seattle, WA 98121	78,125	3,906	19,531	$125,000.00
Todd Warren 1419 8th Ave. W. Seattle, WA 98119	312,500	15,625	78,125	$500,000.00
David Cornfield 820 W. Garfield Street Seattle, WA 98119	156,250	7,813	39,063	$250,000.00
Michael Vent 8808 Westminster Glen Austin, TX 78730	62,500	3,125	15,625	$100,000.00
Ronald C. Ablow & Judith S. Ablow, JT TEN 316 West 79th Street, Apt. 9E New York, NY 10024	62,500	3,125	15,625	$100,000.00
James Guthrie 3100 Sweetgum Cove Austin, Texas 78735	62,500	3,125	15,625	$100,000.00
Vision Corporation 2905 San Gabriel, Suite 212 Austin, Texas 78705 Attn: John Fleming	156,250	7,813	39,063	$250,000.00
Richard Cotton 18 Manitou Road Westport, CT 06880	31,250	1,563	7,813	$50,000.00
Total:	63,121,875	3,156,094	15,788,281	$101,045,000.00

B–28

EXHIBIT B

FORM OF WARRANT

    [Exhibit B has been omitted]

B–29

EXHIBIT C

CERTIFICATE OF DESIGNATION

    [Exhibit C has been omitted]

B–30

EXHIBIT D

ESCROW AGREEMENT

    [Exhibit D has been omitted]

B–31

EXHIBIT E

INTERNAP NETWORK SERVICES CORPORATION

STOCK CERTIFICATE AND WARRANT QUESTIONNAIRE

    Pursuant to Section 3 of the Unit Purchase Agreement, please provide us with the following information:

1.	The exact name that your Shares and Warrants are to be registered in (this is the name that will appear on your stock certificate(s) and Warrants, respectively). You may use a nominee name if appropriate:
2.	The relationship between the Purchaser of the Units and the Registered Holder listed in response to item 1 above:
3.	The mailing address of the Registered Holder listed in response to item 1 above:
4.	The Social Security Number or Tax Identification Number of the Registered Holder listed in the response to item 1 above:

B–31

EXHIBIT F

Form of Legal Opinion

	ATTORNEYS AT LAW 5200 Carillon Point Kirkland, WA 98033-7356 Main 425 893-7700 Fax 425 893-7777	Broomfield, CO 720 566-4000 Denver, CO 303 606-4800 Menlo Park, CA 650 843-5100 Palo Alto, CA 650 843-5000 Reston, VA 703 456-8000 San Diego, CA 858 550-6000 San Francisco, CA 415-693-2000
, 2001	www.cooley.com
To the Persons Listed on Schedule A hereto	CHRISTOPHER W. WRIGHT 425 893-7800 cwwright@cooley.com

Ladies and Gentlemen:

We have acted as counsel for Internap Network Services Corporation, a Washington corporation (the "Company"), in connection with the issuance and sale of up to $125,000,000 aggregate purchase price of units (the "Units") to the Purchasers under the Unit Purchase Agreement dated as of July 20, 2001 (the "Agreement"). Each unit is comprised of 1/20th of a share of Series A Preferred Stock of the Company (the "Preferred Shares") with a liquidation preference per share equal to twenty times the per Unit purchase price and a warrant to purchase 1/4 share of Common Stock of the Company (the "Warrants"). We are rendering this opinion pursuant to Section 3 of the Agreement. Capitalized terms not otherwise defined herein have the meanings given to them in the Agreement.

In connection with this opinion, we have examined and relied upon the representations and warranties as to factual matters contained in and made pursuant to the Agreement and the Escrow Agreement dated July 20, 2001 (the "Escrow Agreement" and together with the Agreement, the "Transaction Agreements") by the various parties and originals or copies certified to our satisfaction, of such records, documents, certificates, opinions, memoranda and other instruments as in our judgment are necessary or appropriate to enable us to render the opinion expressed below. Where we render an opinion "to the best of our knowledge" or concerning an item "known to us" or our opinion otherwise refers to our knowledge, it is based solely upon (i) an inquiry of attorneys within this firm who perform legal services for the Company, (ii) receipt of a certificate executed by an officer of the Company covering such matters, and (iii) such other investigation, if any, that we specifically set forth herein.

In rendering this opinion, we have assumed: the genuineness and authenticity of all signatures on original documents; the authenticity of all documents submitted to us as originals; the conformity to originals of all documents submitted to us as copies; the accuracy, completeness and authenticity of

B–32

certificates of public officials; and the due authorization, execution and delivery of all documents (except the due authorization, execution and delivery by the Company of the Transaction Agreements), where authorization, execution and delivery are prerequisites to the effectiveness of such documents. We have also assumed: that all individuals executing and delivering documents had the legal capacity to so execute and deliver; that you have received all documents you were to receive under the Transaction Agreements; that the Transaction Agreements are obligations binding upon you; if you are a corporation or other entity, that you have filed any required franchise or income tax returns and have paid any required franchise or income taxes; and that there are no extrinsic agreements or understandings among the parties to the Transaction Agreements that would modify or interpret the terms of the Agreement or the respective rights or obligations of the parties thereunder.

Our opinion is expressed only with respect to the federal laws of the United States of America and the laws of the state of Washington. We note that the Transaction Agreements are governed by the laws of the state of New York. With your permission, for the purposes of the enforceability opinion in paragraph 3, we are assuming that the laws of the state of New York are identical to the laws of the state of Washington. We express no opinion as to whether the laws of any particular jurisdiction apply, and no opinion to the extent that the laws of any jurisdiction other than those identified above are applicable to the subject matter hereof. We are not rendering any opinion as to compliance with any antifraud law, rule or regulation relating to securities, or to the sale or issuance thereof, or as to reportability of the sale of the Preferred Shares under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

Our opinion in paragraphs 4, 5, 6, 7, 9 and 10 below is given on the basis of applicable law, the Transaction Agreements and facts as of the date hereof. We do not give any opinion with respect to the effect of changes in the foregoing after the date hereof, and we have assumed compliance by the Purchasers and the Company with the provisions of the Transaction Agreements.

On the basis of the foregoing, in reliance thereon and with the foregoing qualifications, we are of the opinion that:

1.
The Company has been incorporated and is authorized to do business in the corporate form under the laws of the state of Washington.

2.
The Company has the requisite corporate power to own or lease its property and assets and to conduct its business as it is currently being conducted, is qualified as a foreign corporation to do business in California, Colorado, Florida, Georgia, Illinois, Massachusetts, New York, Pennsylvania, Texas, and Virginia, and, to the best of our knowledge, is not required to qualify as a foreign corporation to do business in any other jurisdiction in the United States.

3.
The Transaction Agreements have been duly and validly authorized, executed and delivered by the Company and constitute valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except as to rights to indemnity under the Transaction Agreements may be limited by applicable law, and except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting creditors' rights, and subject to general equity principles and to limitations on availability of equitable relief, including specific performance.

4.
(i) the Preferred Shares have been duly authorized and, upon payment therefor in accordance with the terms of the Transaction Agreements, will be validly issued, fully paid and non-assessable; (ii) the Conversion Shares have been duly authorized and, upon issuance in accordance with the terms of the Certificate of Designation and the Company's Articles of Incorporation, will be validly issued, fully paid and non-assessable; (iii) the Warrant Shares have been duly authorized and, upon issuance and payment therefor in accordance with the terms of the Warrants, will be validly issued, fully paid and non-assessable; and (iv) the Warrants have been duly authorized by the Company.

B–33

  The issuance of the Preferred Shares, the Conversion Shares and the Warrant Shares will not be subject to any statutory preemptive rights or, to our knowledge, rights of first refusal or other similar rights.

5.
To our knowledge, the Company meets the eligibility requirements for the use of Form S-3 for the registration of the resale of the Conversion Shares and the Warrant Shares.

6.
In reliance on the representations and warranties of the Purchasers in Section 5 of the Agreement, the offer and sale of the Preferred Shares and Warrants is exempt from the registration requirements of the Securities Act of 1933, as amended.

7.
No authorization, approval or consent of any governmental body, regulatory agency, self-regulatory organization or stock exchange or market or the shareholders of the Company or, to our knowledge, any third party to any material agreement filed as an exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 2000, is required to be obtained by the Company for (i) the offer and sale of the Units, Preferred Shares and the Warrants as contemplated by the Agreement, or (ii) the offer and sale of the Conversion Shares upon conversion of the Preferred Shares or the Warrant Shares upon exercise of the Warrants by the Purchasers except (a) such approval by the Company's shareholders of the issuance of Preferred Shares and Warrants, the Conversion Shares and Warrant Shares contemplated under NASD Rule 4350(i) as may be required, (b) acceptance by the Nasdaq Stock Market of the Company's Notification of Listing of Additional Shares and (c) such as may be required under any applicable "blue sky" laws, as to which we express no opinion.

8.
To the best of our knowledge, there is no action, suit, proceeding, inquiry or investigation before or by any court or administrative agency that questions the validity of the Transaction Agreements or might result, either individually or in the aggregate, in any material adverse change in the assets, financial condition, or operations of the Company and its subsidiaries, taken as a whole.

9.
The execution and delivery of the Transaction Agreements by the Company and the consummation at the Closing by the Company of the issuance of the Preferred Shares and the Warrants do not and will not, with or without the giving of notice of, the lapse of time, or both, result in any violation of any term of the Articles of Incorporation or Bylaws, or constitute a material default or violation or an event which, with the passage of time or the giving of notice, or both, would constitute a material default or violation under the provisions of any material agreement filed as an exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 2001 or any subsequent filing made by the Company with the Securities and Exchange Commission pursuant to the requirements of the Securities Exchange Act of 1934, as amended, since such date, and does not violate or contravene (i) any applicable law (other than applicable "blue sky" laws as to which we express no opinion), rule or regulation, which singularly or in the aggregate would have a material adverse effect on the business, financial condition or results of operation of the Company and its subsidiaries, taken as a whole, or (ii) to the best of our knowledge, any applicable decree, judgement or order of any court, United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its properties or assets.

10.
The Company will not be required, after giving effect to the offering and sale of the Preferred Shares and Warrants and the application of the proceeds thereof, immediately following the transaction, to register as, an "Investment Company" as such term is defined in the Investment Company Act of 1940, as amended.

This opinion is intended solely for your benefit and is not to be made available to or be relied upon by any other person, firm, or entity without our prior written consent.

Very truly yours,

B–34

EXHIBIT A

Todd US Ventures, LLC
H&Q Internap Investors, LP
JP Morgan H &Q
Standish O'Grady
Shea Ventures LLC
The Timken Living Trust U/A/D 9/14/99
Ronald A. Glantz
Chacallit Associates
DBH/HBH 8/25/68 Trust by Dora B. Hillman for Howard B. Hillman (A-2)
G. Kevin Doren
Morgan Stanley Venture Partners III, L.P.
Morgan Stanley Venture Investors, III L.P.
The Morgan Stanley Venture Partners Entrepreneur Fund, L.P.
Oak Investment Partners X, L.P.
Oak X Affiliates Fund, L.P.
Millenium Technology Ventures, LP
Doll Technology Investment Fund
Doll Technology Affiliates Fund, L.P.
Doll Technology Side Fund, L.P.
Dixon and Carol Doll Family Trust
The Gonzales 1998 Revocable Trust
Katsujin David Chao
Capital Ventures International
Adelson Investors, LLC
West View Partners, L.P.
INT Investments, Inc.
The Doris Stein Alexandra Shiva Grandchild Trust
Alexandra Shiva
Gil Shiva
The Susan Stein Shiva Foundation
Mo Ostin
1267104 Ontario, Ltd.
Richard Santulli
David Orlinsky
Richard Avedon
The Brad and Jill Grey Living Trust
Lorne Michaels
Rachel Mellon
Barbara Walters
Daniel L. Burstein
RGC International Investors, LDC
Christopher Anand
Joseph Pruskowski
Mark Baerwaldt
John Teutcsch
Todd Warren
David Cornfield
Michael Vent
Ronald C. Ablow & Judith S. Ablow JTTN
James Guthrie
Vision Corporation
Richard Cotton

B–35

EXHIBIT G

Attention:

PURCHASER'S CERTIFICATE OF SUBSEQUENT SALE

    The undersigned, an officer of, or other person duly authorized by              hereby certificates that he/she [said institution] is the Purchaser of the shares evidenced by the attached certificate, and as such, sold such shares on              in accordance with registration statement number              and the requirement of delivering a current prospectus has been complied with in connection with such sale and such sale is in conformity with Section 5.5(d)(ii) of the Unit Purchase Agreement, dated July 20, 2001, pursuant to which such shares were issued to the Purchaser by the Company.

Print or Type:

Name of Purchaser (Individual or Institution):
Name of Individual representing Purchaser (if an Institution)
Title of Individual representing Purchaser (if an Institution)
Signature by:
Individual Purchaser or Individual Representing Purchaser:

B–36

EXHIBIT H

CERTIFICATE OF INCORPORATION
OF
INTERNAP DELAWARE, INC.

[Exhibit H has been omitted]

B–37

Appendix C

ESCROW AGREEMENT

    This Escrow Agreement dated as of the effective date (the "Effective Date") set forth on Schedule 1 attached hereto ("Schedule 1") by and among the purchasers identified on Exhibit A hereto (individually a "Purchaser" and collectively the "Purchasers"), the seller identified on Schedule 1 hereto (the "Seller") (but only with respect to Seller's obligation to pay fees and expenses hereunder and give notices hereunder) and The Chase Manhattan Trust Company, National Association, as escrow agent hereunder (the "Escrow Agent").

    WHEREAS, the Purchasers have agreed to deposit in escrow certain funds to be delivered upon the Closing (as defined in a Unit Purchase Agreement (the "Unit Purchase Agreement") dated as of July 20, 2001 between the Seller and the Purchasers) to the Seller against delivery by the Seller of the Units (as defined in the Unit Purchase Agreement) to the Purchasers or released to the Purchasers as described herein, and each Purchaser and the Seller wish such deposit of funds to be subject to the terms and conditions set forth herein.

    NOW THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

1.  Appointment.  The Purchasers hereby appoint the Escrow Agent as their escrow agent (not as agent for the Seller) for the purposes set forth herein, and the Escrow Agent hereby accepts such appointment under the terms and conditions set forth herein.

2.  Escrow Fund.  Simultaneous with the execution and delivery of this Escrow Agreement, each Purchaser is depositing with the Escrow Agent the sum (in cash or other form of consideration acceptable to Seller) indicated by such Purchaser's name on Exhibit A hereto (collectively, the "Purchasers' Escrow Deposit"). The Escrow Agent shall hold the Purchasers' Escrow Deposit, subject to the terms and conditions hereof, and shall invest and reinvest the Purchasers' Escrow Deposit and the proceeds thereof plus any additional amounts deposited by Purchasers, if any, (the "Purchasers' Escrow Fund") as directed in Section 3 hereto.

3.  Investment of Purchasers' Escrow Fund.  During the term of this Escrow Agreement, the Purchasers' Escrow Fund shall be invested and reinvested by the Escrow Agent in the investment indicated on Schedule 1 hereto or such other investments as shall be jointly directed in writing by Seller and consented to by a majority (based on the purchase commitments on Exhibit A hereto) in interest of the Purchasers (which consent may be withheld in the Purchasers' sole discretion) and as shall be reasonably acceptable to the Escrow Agent, except that any Purchaser may separately elect to have its allocable portion of the Purchasers' Escrow Fund maintained in cash. All investment orders involving U.S. Treasury obligations, commercial paper and other direct investments may be executed through broker-dealers selected by the Escrow Agent (which may include affiliates of the Escrow Agent or of any of the Purchasers). Periodic statements shall be provided to the Purchasers and Seller reflecting transactions executed on behalf of the Purchasers' Escrow Fund. The Purchasers and Seller, upon written request of either, will receive a statement of transaction details upon completion of any securities transaction in the Purchasers' Escrow Fund without any additional cost. The Escrow Agent shall have the right to liquidate any investments held under this Agreement in order as needed to provide funds necessary to make required payments pursuant to Section 4 of this Agreement. The Escrow Agent shall have no liability for any loss sustained as a result of any investment as indicated on Schedule 1 or any investment made pursuant to the joint instructions of a majority (based on the purchase commitments set forth on Exhibit A hereto) in interest of the Purchasers and the Seller or for the failure of the parties to give the Escrow Agent instructions to invest or reinvest the Purchasers' Escrow Fund.

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4.  Disposition and Termination.  The Escrow Agent shall deliver the Purchasers' Escrow Fund to the Seller and/or the Purchasers as follows:

  (a)
  on the date the Escrow Agent receives a joint notice from the Seller and the Representative (as defined below) that the shareholders have, as set forth in Section 3.2(c)(i) of the Unit Purchase Agreement, failed to approve the transactions contemplated in the Unit Purchase Agreement, the Escrow Agent shall, without any requirement of notice or instruction by the Purchasers or Seller (and notwithstanding any contrary notice or instruction by any Purchaser or Seller), pay to the Purchasers, in proportion to their shares of the Purchasers' Escrow Deposit, all amounts then held by the Escrow Agent in the Purchasers' Escrow Fund.

  (b)
  on September 16, 2001, if the Closing has not occurred and the Escrow Agent has not received a joint notice from the Seller and the Representative that the Closing date has been delayed pursuant to Section 3.2(c)(ii) of the Unit Purchase Agreement, the Escrow Agent shall, without any requirement for notice or instruction by the Purchasers or Seller (and notwithstanding any contrary notice or instruction by any Purchaser or Seller except for the notice described in this Section 4(b) above), pay to the Purchasers, in proportion to their shares of the Purchasers' Escrow Deposit, all amounts then held by the Escrow Agent in the Purchasers' Escrow Fund.

  (c)
  on October 15, 2001, if the Closing has not occurred and the Escrow Agent has not received a joint notice from the Representative and the Seller that the Closing has been extended by a majority in interest of the Purchasers, the Escrow Agent shall, without any requirement for notice or instruction by the Purchasers or Seller (and notwithstanding any contrary notice or instruction by any Purchaser or Seller, except for the notice described in this Section 4(c) above), pay to the Purchasers, in proportion to their shares of the Purchasers' Escrow Deposit, all amounts then held by the Escrow Agent in the Purchasers' Escrow Fund.

  (d)
  on November 1, 2001, if the Closing has not occurred, the Escrow Agent shall, without any requirement for notice or instruction by the Purchasers or Seller, pay to the Purchasers, in proportion to their shares of the Purchasers' Escrow Deposit, all amounts then held by the Escrow Agent in the Purchasers' Escrow Fund.

  (e)
  upon receipt of, and pursuant to, the joint written instructions of the Representative for the Purchasers and the Chief Executive Officer of the Seller stating that the Closing conditions stipulated in Section 3.2(a) and (b) of the Unit Purchase Agreement (the "Closing Conditions") have been complied with (the "Notice"), the form of which is attached as Exhibit B hereto, the Escrow Agent shall pay to the Seller the full amount of the Purchasers' Escrow Fund against delivery to the Escrow Agent or as otherwise directed by the Representative of the Units under the Unit Purchase Agreement.

For purposes of the delivery of the Notice and other notifications required under this Section 4, the Purchasers hereby appoint a representative of Morgan Stanley Venture Partners (the "Representative") to act on their behalf and to confirm (such confirmation to be made only after having received written instruction from eighty-five percent (85%) (based on the purchase commitments on Exhibit A hereto) in interest of the Purchasers, which instructions may not be withheld by any Purchaser if the Closing Conditions have been complied with) that the Closing Conditions referred to in Section 3.2(b) of the Unit Purchase Agreement have been complied with, and jointly and severally agree that such Representative's determination pursuant to its authority granted solely for the purposes stated hereunder shall be firm, enforceable and binding and irrevocable upon all the Purchasers hereto, and each Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Representative for any and all actions taken or omitted to be taken by the Representative hereunder (other than for actions or omissions arising out of the Representative's gross negligence or willful misconduct) to the fullest extent permitted by law and including, but not limited to, the Investment Company Act of 1940

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and the rules and regulations promulgated thereunder (the "Investment Company Act"). Upon delivery by the Escrow Agent of all funds held in the Purchasers' Escrow Fund as provided in this Escrow Agreement, this Escrow Agreement shall terminate, subject to the provisions of Section 8 hereto.

5.  Escrow Agent.  The Escrow Agent undertakes to perform only such duties as are expressly set forth herein and no duties shall be implied. The Escrow Agent shall have no liability under and no duty to inquire as to the provisions of any agreement other than this Escrow Agreement. The Escrow Agent may rely upon and shall not be liable for acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document. The Escrow Agent shall not be liable for any action taken or omitted by it in good faith except to the extent that a court of competent jurisdiction determines that the Escrow Agent's gross negligence or willful misconduct was the primary cause of any loss to the Purchasers or Seller. The Escrow Agent may execute any of its powers and perform any of its duties hereunder directly or through agents or attorneys (and shall be liable only for the careful selection of any such agent or attorney) and may consult with counsel, accountants and other skilled persons to be selected and retained by it. The Escrow Agent shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons. In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Escrow Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow until it shall be directed otherwise in writing by a majority (based on the purchase commitments on Exhibit A hereto) of the Purchasers and the Seller or by a final order or judgment of a court of competent jurisdiction. Anything in this Escrow Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action. The Escrow Agent represents that it is not an "affiliated person," as defined in Section 2(a)(3) of the Investment Company Act, or an affiliated person of such person, of any Purchaser that is registered as an investment company under the Investment Company Act.

6.  Succession.  The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving ten (10) days advance notice in writing of such resignation to the other parties hereto specifying a date when such resignation shall take effect. As soon as practicable after its resignation, the Escrow Agent shall turn over to a successor escrow agent appointed by the Representative all monies and property held in the Purchasers' Escrow Fund upon presentation of a document acknowledged by the Seller and appointing a new escrow agent and its acceptance thereof, provided that any such successor escrow agent shall be a bank (as defined in Section 2(a)(5) of the Investment Company Act) having the qualifications specified in Section 17(e)(1)(A) of the Investment Company Act. The Escrow Agent shall have the right to withhold an amount equal to any amount due and owing to the Escrow Agent, plus any costs and expenses the Escrow Agent shall reasonably believe may be incurred by the Escrow Agent to date under the terms of this Agreement (the "Amount Due"); provided, the Escrow Agent has previously delivered an invoice to the Seller for such Amount Due and such Seller has failed to pay such invoice within thirty (30) days of receipt of such invoice. Any corporation or association into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any corporation or association to which all or substantially all the escrow business of the Escrow Agent's corporate trust line of business may be transferred, shall be the Escrow Agent under this Escrow Agreement without further action by the parties hereto, provided that any such successor escrow agent shall be a bank (as defined in Section 2(a)(5) of the Investment Company Act) having the qualifications specified in Section 17(e)(1)(A) of the Investment Company Act.

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7.  Fees.  The Seller hereby agrees to (a) pay the Escrow Agent upon execution of this Escrow Agreement the fee referenced in Schedule 1 hereto and (b) pay or reimburse the Escrow Agent upon request for all expenses, disbursements and advances, including reasonable attorney's fees and expenses, incurred or made by it in connection with the preparation, execution, performance, delivery, modification and termination of this Escrow Agreement, agreed to in writing by the Seller and payable within thirty (30) days of Seller's receipt of a written invoice stipulating such amounts due to Escrow Agent.

8.  Indemnity.  Unless and to the extent prohibited by the Investment Company Act, the Purchasers and the Seller shall jointly and severally indemnify, defend and save harmless the Escrow Agent and its directors, officers, agents and employees (the "Indemnitees") from all loss, liability or expense (including the fees and expenses of in house or outside counsel) arising out of or in connection with (a) the Escrow Agent's execution and performance of this Escrow Agreement, except in the case of any Indemnitee to the extent that such loss, liability or expense is due to the gross negligence or willful misconduct of such Indemnitee, or (b) its following any instructions or other directions from a majority in interest (based on the purchase commitments set forth on Exhibit A hereto) of the Purchasers or the Seller, except to the extent that its following any such instruction or direction is expressly forbidden by the terms hereof. The parties hereto acknowledge that the foregoing indemnities shall survive the resignation or removal of the Escrow Agent or the termination of this Escrow Agreement. Promptly after the receipt by the Escrow Agent of notice of any demand or claim or the commencement of any action, suit or proceeding, the Escrow Agent shall notify the other parties hereto in writing.

9.  TINs and SSNs.  The Purchasers and the Seller each represent that its correct Taxpayer Identification Number ("TIN") assigned by the Internal Revenue Service or any other taxing authority is set forth in Exhibit A and Schedule 1 hereto, respectively, or is as provided by a Purchaser to the Escrow Agent in writing in the case of a Social Security Number ("SSN"). All interest or other income earned under the Escrow Agreement shall be allocated to the Purchasers, and reported by the recipient to the Internal Revenue Service or any other taxing authority. Notwithstanding such written directions, Escrow Agent shall report and, as required withhold any taxes as it determines may be required by any law or regulation in effect at the time of the distribution. In the absence of timely direction, all proceeds of the Purchasers' Escrow Fund shall be retained in the Purchasers' Escrow Fund and reinvested from time to time by the Escrow Agent as provided in Section 3 hereof. In the event that any earnings remain undistributed at the end of any calendar year, Escrow Agent shall report to the Internal Revenue Service or such other authority such earnings as it deems appropriate or as required by any applicable law or regulation or, to the extent consistent therewith, as directed in Section 4(a) hereof. In addition, Escrow Agent shall withhold any taxes it deems appropriate and shall remit such taxes to the appropriate authorities.

10.  Notices.  All communications hereunder shall be in writing and shall be deemed to be duly given and received:

  (a) upon delivery if delivered personally or upon confirmed transmittal if by facsimile;

  (b) on the next Business Day (as hereinafter defined) if sent by overnight courier; or

  (c) four (4) Business Days after mailing if mailed by prepaid registered mail, return receipt requested, to the appropriate notice address set forth on Schedule 1 hereto for the Seller and set forth on Exhibit A hereto with regard to the Purchasers or at such other address as any party hereto may have furnished to the other parties in writing by registered mail, return receipt requested.

Notwithstanding the above, in the case of communications delivered to the Escrow Agent pursuant to (b) and (c) of this Section 10, such communications shall be deemed to have been given on the date received by the Escrow Agent. In the event that the Escrow Agent, in its sole discretion, shall

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determine that an emergency exists, the Escrow Agent may use such other means of communication as the Escrow Agent deems appropriate. "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which the Escrow Agent located at the notice address set forth on Schedule 1 hereto is authorized or required by law or executive order to remain closed.

11.  Transfer Procedures.  Transfer instructions for the Seller's bank account to which the Purchasers' Escrow Fund shall be delivered by the Escrow Agent upon the occurrence of the conditions stated in Section 4 hereof are as indicated in Schedule 1 hereto, which may be changed only in a writing delivered by the Seller and received and acknowledged by the Escrow Agent. Transfer instructions for Purchasers' respective bank accounts to which the Purchasers' Escrow Fund shall be delivered by the Escrow Agent as set forth in Section 4 hereof shall be as indicated on Exhibit A hereto for each of the Purchasers. Such delivery information may be changed only in a writing delivered by the respective Purchaser and received and acknowledged by the Escrow Agent.

12.  Miscellaneous.  The provisions of this Escrow Agreement may be waived, altered, amended or supplemented, in whole or in part, only by a writing signed by the Escrow Agent, the Seller and the unanimous consent of the Purchasers. Neither this Escrow Agreement nor any right or interest hereunder may be assigned in whole or in part by any party, except as provided in Section 6, without the prior consent of the other parties. This Escrow Agreement shall be governed by and construed under the laws of the State of New York. The parties further hereby waive any right to a trial by jury with respect to any lawsuit or judicial proceeding arising or relating to this Escrow Agreement. No party to this Escrow Agreement is liable to any other party for losses due to, or if it is unable to perform its obligations under the terms of this Escrow Agreement because of, acts of God, fire, floods, strikes, equipment or transmission failure, or other causes reasonably beyond its control. This Escrow Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date set forth in Schedule 1 hereto.

                    THE CHASE MANHATTAN TRUST
                    COMPANY, NATIONAL ASSOCIATION,
                    as Escrow Agent

                    By:__________________________________

                    Name:________________________________

                    Title:_________________________________

                    PURCHASER

                    ____________________________________
                    Name of Purchaser

                    By:__________________________________

                    Name:________________________________

                    Title:_________________________________

                    INTERNAP NETWORK SERVICES CORPORATION,
                    as Seller

                    By:__________________________________

                    Name:________________________________

                    Title:_________________________________

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SCHEDULE 1

Effective Date: July 20, 2001

Name of Purchaser(s): (Please refer to Exhibit A hereto)

Name of Seller: Internap Network Services Corporation
Seller Notice Address: 601 Union Street, Seattle, WA 98101
Seller TIN: 91-1896926
Transfer Instructions:

Bank Name:	Chase Manhattan Bank
City, State:	New York, New York
ABA No.:	021 000 021
Swift Code:	CHASUS33
Account Name: Internap Network Services, Operating
Account Number:	323-880282
A.	Purchasers' Escrow Deposit: (Please refer to Total Aggregate Purchase Price, referred to on Exhibit A hereto)

Investment:

/x/	Cash escrow, 30 day LIBOR less 0.75 basis points, except as provided in Section 3 hereof;
/ /
A money market mutual fund, including without limitation the Chase Vista Money Market Funds or any other mutual fund for which the Escrow Agent or any affiliate of the Escrow Agent serves as investment manager, administrator, shareholder servicing agent and/or custodian or subcustodian, notwithstanding that (i) the Escrow Agent or an affiliate of the Escrow Agent receives fees from such funds for services rendered, (ii) the Escrow Agent charges and collects fees for services rendered pursuant to this Escrow Agreement, which fees are separate from the fees received from such funds, and (iii) services performed for such funds and pursuant to this Escrow Agreement may at times duplicate those provided to such funds by the Escrow Agent or its affiliates.
Fund:
/ /
Such other investments as a majority of the Purchasers, Seller and Escrow Agent may from time to time mutually agree upon in a writing executed and delivered by the majority of the Purchasers and the Seller and accepted by the Escrow Agent.

Escrow Agent notice address:	The Chase Manhattan Trust Company, National Association 1301 Fifth Avenue, Suite 3410 Seattle, WA 98101 Attention: Michael A. Jones, Vice President Fax No.: (206) 624-3867 Phone No.: (206) 903-4908

Schedule 1-A

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Appendix D

CERTIFICATE OF DESIGNATION
OF
RIGHTS AND PREFERENCES OF
SERIES A PREFERRED STOCK
OF INTERNAP NETWORK SERVICES CORPORATION

    The undersigned, being the Secretary of Internap Network Services Corporation, a Washington corporation (the "Corporation"), in accordance with the provisions of Section 23B.06.020 of the Revised Code of Washington, does hereby certify that, pursuant to the authority conferred upon the Board of Directors of the Corporation by the Corporation's Articles of Incorporation, the Board of Directors of the Corporation duly adopted the following certificate of designation creating a series of Preferred Stock designated as "Series A Preferred Stock" on July 18, 2001:

    The following series of Preferred Stock is hereby designated, which series shall have the rights, preferences, privileges and limitations as set forth below in this Certificate. Capitalized terms that are not defined in this Certificate have the meanings assigned to such terms in the Amended and Restated Articles of Incorporation of Internap Network Services Corporation filed on October 4, 1999.

1.  SERIES A CONVERTIBLE PREFERRED STOCK.  This series of Preferred Stock, consisting of three million five hundred thousand (3,500,000) shares, is designated in this Certificate as the "Series A Convertible Preferred Stock" (the "Series A Stock") and shall be convertible into shares of the Corporation's Common Stock as described in Section 5. The rights, preferences, restrictions and other matters relating to Series A Stock are set forth below.

2.  DIVIDENDS.

    (a)  Series A Dividends.  Holders of Series A Stock shall be entitled to receive, when, as and if declared by the Board of Directors, but only out of funds that are legally available therefor, cash dividends, at the rate of ten percent (10%) of the Original Issue Price (as hereinafter defined) per annum on each outstanding share of Series A Stock (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares). The Original Issue Price of the Series A Stock shall be $32.00 per share (the ''Original Issue Price"). Such dividends shall be payable only when, as and if declared by the Board of Directors and shall be non-cumulative.

    (b)  Common Stock Dividends.  So long as any shares of Series A Stock shall be outstanding, no dividend, whether in cash or other property, shall be declared or paid or set apart for payment in any fiscal year nor shall any other distribution be made (other than repurchases by the Corporation of unvested shares pursuant to the terms of the applicable stock purchase agreements and acquisitions of Common Stock in exercise of the Corporation's right of first refusal to repurchase such shares) on any Common Stock (other than any dividend or distribution payable solely in Common Stock), nor shall any Common Stock be redeemed, purchased or otherwise acquired, unless dividends for the entire twelve (12) months of such fiscal year, and all declared and unpaid dividends, shall have been paid in full with respect to all outstanding shares of Series A Stock in an amount per share as set forth in Section (2)(a).

3.  LIQUIDATION RIGHTS.

    (a)  General.

       (i) Upon any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, before any distribution or payment shall be made to the holders of Common Stock, the holders of shares of Series A Stock shall be entitled to be paid out of the assets of the Corporation legally available for distribution or the consideration received in such transaction an

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  amount per share of Series A Stock equal to the Original Issue Price of such Series A Stock plus all declared and unpaid dividends on such Series A Stock (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares after the filing date hereof) for each share of Series A Stock held by them. If, upon the occurrence of such event, the assets of the Corporation are insufficient to permit the payment of the full liquidation preference set forth in this Section 3(a)(i), then such assets (or consideration) shall be distributed ratably among the holders of shares of Series A Stock, if any, in the same proportions as the aggregate liquidation preference each such holder would otherwise be entitled to receive bears to the total liquidation preference that would otherwise be payable to all such holders, and no distribution to other shareholders of the Corporation shall be made.

      (ii) Upon the completion of the distributions contemplated pursuant to Section 3(a)(i) above, if assets (or consideration received in such transaction) remain in the Corporation, such remaining assets (or consideration) shall be distributed ratably to the holders of the Common Stock and the holders of the Series A Stock (on an as-converted basis) until such time as the holders of Series A Stock have received an amount per share of Series A Stock equal in the aggregate to three (3) times the Original Issue Price (as adjusted for stock dividends, combinations, splits, recapitalizations and the like with respect to such Series A Stock after the filing date hereof). Thereafter, the remaining assets (or consideration) legally available for distribution, if any, shall be distributed ratably to the holders of Common Stock.

    (b)  Distributions Other Than Cash.  Whenever the distribution provided for in this Section 3 shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors. Any securities shall be valued as follows:

       (i) Securities not subject to investment letter or other similar restrictions on free marketability covered by (ii) below:

        (1) If traded on a securities exchange or through the Nasdaq National Market, the value shall be deemed to be the average of the closing prices of the securities on such quotation system over the thirty (30) day period ending three (3) days prior to such distribution;

        (2) If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sales price (whichever is applicable) over the thirty (30) day period ending three (3) days prior to such distribution; and

        (3) If there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors.

      (ii) The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a shareholder's status as an affiliate or former affiliate) shall be to make an approximate discount from the market value determined above in subsection (i)(1), (2) or (3) to reflect the approximate fair market value thereof, as determined by the Board of Directors.

    (c)  Deemed Liquidation Event.  For purposes of this Section 3, each of the following events shall be deemed a liquidation event:

       (i) (A) any consolidation or merger of the Corporation with or into any other corporation or other entity or person, or any other corporate reorganization, in which the shareholders of the Corporation immediately prior to such consolidation, merger or reorganization, own less than fifty percent (50%) of the Corporation's voting power immediately after such consolidation, merger or reorganization; or (B) a transaction or series of transactions in which a person or group of persons (as defined in Rule 13d-5(b)(1) of the Securities and Exchange Act of 1934, as amended (the

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  "Exchange Act")), acquires beneficial ownership (as determined in accordance with Rule 13d-3 of the Exchange Act) of more than fifty percent (50%) of the Common Stock or voting power of the Corporation (each, an "Acquisition"), excluding, in each case,

        (1) any transaction solely to effect a holding company reorganization or to change the Corporation's domicile; or

        (2) any transaction pursuant to which the Series A Stock was first acquired from the Corporation; or

        (3) any change in ownership caused by a change in the applicable Series A Conversion Price (as defined herein); or

      (ii) a sale, lease or disposition of all or substantially all of the assets of the Corporation (an "Asset Transfer").

4.  VOTING RIGHTS.

    (a)  General.  Except as otherwise provided herein or as required by law, the Series A Stock shall be voted together with the shares of Common Stock and not as a separate class at any annual or special meeting of shareholders of the Corporation upon the following basis: each share of Series A Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which such share of Series A Stock could be converted pursuant to the applicable provisions of Section 5 hereof immediately after the close of business on the record date fixed for such meeting and shall be entitled to notice of any shareholders' meeting in accordance with the Bylaws of the Corporation. Such votes shall be counted together with all other shares of capital stock having general voting powers and not separately as a class or series. Fractional votes shall not be permitted and any fractional voting rights available on an as-converted basis (after aggregating all shares into which shares of Series A Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half shares and greater being rounded upward). In all cases where the holders of shares of Series A Stock have the right to vote separately as a class or series, such holders shall be entitled to one vote for each share of Common Stock into which such holders' shares of Series A Stock are convertible pursuant to the applicable provisions of Section 5 hereof.

    (b) Notwithstanding any other provision of this Section 4, if the Value of voting securities of the Corporation beneficially owned on the Original Issue Date by any holder of Series A Stock is greater than fifty million dollars ($50,000,000), then those shares of Series A Stock (and any shares of Common Stock issuable upon conversion thereof) shall be non-voting in all respects to the extent they cause the Value of such holder's voting securities of the Corporation to exceed fifty million dollars ($50,000,000) until such holder has obtained the required clearances under the Hart-Scott-Rodino Antitrust Improvements Act of 1986, as amended. For purposes of this subsection (b), "Value" shall mean the sum of (i) the product obtained by multiplying the number of shares of Common Stock held by the holder on the Original Issue Date by the closing market price on such date, and (ii) the aggregate Original Issue Price of the shares of Series A Stock held by such holder.

    (c)  Election of the Board of Directors.

       (i) In addition to the right to vote on all matters submitted to a vote of shareholders, including the election of directors, so long as at least shares of the Series A Stock, representing five million (5,000,000) Common Stock equivalents (as adjusted for stock dividends, combinations, splits, recapitalizations and the like with respect to such Series A Stock after the filing date hereof) remain outstanding, the holders of the Series A Stock shall have the right, as a separate voting class, to elect two (2) directors to the Board of Directors of the Corporation and to remove from office such directors or fill any vacancy caused by the resignation, death or removal of such directors. This right to elect two directors as a separate voting class may be waived in any election

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  of directors with the written consent of holders of more than fifty percent (50%) of the shares of Series A Stock. The Board of Directors shall consist of no more than seven (7) members.

      (ii) The holders of Common Stock and Series A Stock, voting together as a single class on an as converted basis, shall be entitled to elect all remaining directors of the Board of Directors at each meeting for the election of directors and to remove from office such directors or fill any vacancy caused by the resignation, death or removal of such directors.

    (d)  Separate Vote of Series A Stock.  So long as at least shares of Series A Stock, representing five million (5,000,000) Common Stock equivalents (as adjusted for stock dividends, combinations, splits, recapitalizations and the like with respect to such Series A Stock after the filing date hereof), remain outstanding, in addition to any other vote or consent required herein or by law, the vote of more than fifty percent (50%) (unless a greater number is otherwise required by law) of the outstanding Series A Stock shall be necessary for effecting or validating the following actions:

       (i) Any amendment, alteration, or repeal of any provision of the Articles of Incorporation or Bylaws of the Corporation (including any filing of a Certificate of Designation) that affects adversely the voting powers, preferences, or other special rights or privileges, qualifications, limitations or restrictions of the Series A Stock;

      (ii) Any increase or decrease (other than by redemption or conversion) in the authorized number of shares of Common Stock or Preferred Stock;

     (iii) Any authorization or any designation, whether by reclassification or otherwise, or any offer, sale or issuance of any new class or series of stock or any other securities convertible into equity securities of the Corporation ranking on parity with or senior to the Series A Stock in rights of redemption, liquidation preference, voting or dividends or any increase in the authorized or designated number of any such new class or series;

      (iv) Any redemption, repurchase (including by a tender or exchange offer made by the Corporation or any of its affiliates for all or any portion of the Common Stock), payment of dividends or other distributions with respect to Common Stock or any other junior stock of the Corporation (except for acquisitions of Common Stock by the Corporation pursuant to agreements which permit the Corporation to repurchase such shares upon termination of services to the Corporation or in exercise of the Corporation's right of first refusal upon a proposed transfer);

      (v) Any deemed liquidation event or winding up of the Corporation set forth in Section 3(c) hereof;

      (vi) Any change in the number of directors on the Corporation's Board of Directors;

     (vii) Any loans to or repayment of debts to officers or other affiliates of the Corporation, except as may be in effect prior to the Original Issue Date;

    (viii) Any issuance of a debt instrument, including any equipment leasing arrangement, in excess of five million dollars ($5,000,000);

      (ix) Any Section 305 transaction as defined in the Internal Revenue Code; or

      (x) Any increase in the number of shares subject to the Corporation's stock compensation plans.

Notwithstanding the foregoing, any shares of Series A Stock beneficially owned by Morgan Stanley Venture Partners, Capital Ventures International, RGC International Investors, LDC or any of their affiliates, shall not be entitled to vote on, and shall not be counted for purposes of determining the percentage of votes cast, the actions set forth above in subsection 4(c)(i) and this subsection 4(d) (other than those set forth in subsections (i), (iii) and (iv) of this subsection 4(d)).

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5.  CONVERSION.

    (a)  General.

       (i) Mandatory Conversion.

        (1) Subject to the Corporation's compliance with Section 5(a)(i)(2) below, each share of Series A Stock (and fraction thereof) shall be converted automatically, without any action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Issue Price by the Series A Conversion Price upon the date (the "Mandatory Conversion Date") which is the earlier of: (A) three (3) years after the Original Issue Date (as hereinafter defined); (B) a date six (6) months after the Original Issue Date on which the Common Stock price has traded above the greater of $5.00 (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like) per share or 1/4th (one-fourth) times the Original Issue Price (as adjusted for stock dividends, combinations, splits, recapitalizations and the like) for a period of forty-five (45) consecutive Trading Days (as defined below); provided however, that such shares shall be automatically converted only to the extent that the restrictions set forth in Section 5.5(a) and Section 5.5(c) of the Purchase Agreement (as hereinafter defined) are no longer applicable; or (C) upon the affirmative election of holders of at least sixty percent (60%) of the outstanding shares of Series A Stock. Upon any such automatic conversion, any declared and unpaid dividends shall be paid in accordance with the provisions of Section 5(m). For purposes herein, "Original Issue Date" shall mean the date that the first share of Series A Stock is issued and "Purchase Agreement" shall mean the Unit Purchase Agreement by and between the Corporation and the Purchasers (as identified on Exhibit A thereto) dated July 20, 2001.

        (2) The automatic conversion of the Series A Stock pursuant to Section 5(a)(i) is subject to the satisfaction of the following additional conditions:

          a.  the Registration Statement as defined in the Purchase Agreement shall be available to the holders on the Mandatory Conversion Date for the resale by the holders thereof of the Common Stock issuable upon conversion of the Series A Stock and the exercise of the Warrants (as defined in the Purchase Agreement);

          b.  the Corporation shall have complied with or performed in all material respects its covenants and agreements set forth in the Purchase Agreement and the Warrants that are required to be complied with or performed by the Corporation on or before the Mandatory Conversion Date;

          c.  the representations and warranties of the Corporation set forth in the Purchase Agreement shall have been, as of the date of Closing (as defined in the Purchase Agreement) (except for representations and warranties that speak as of a specific date which representations shall be true and correct as of such date), true and correct in all material respects except for any inaccuracy which does not constitute a material adverse change in the business or status of the Company provided that "material adverse effect" qualifications and other qualifications based on the word "material" contained in any representation and warranty shall be disregarded with respect to this exception on each Mandatory Conversion Date; and

          d.  the Common Stock issuable upon the Mandatory Conversion of the Series A Stock and upon exercise of the Warrants shall be listed for quotation and/or trading on the Nasdaq National Market, New York Stock Exchange or American Stock Exchange and no suspension of trading in the Common Stock on such market shall have occurred

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      and be continuing as of the Mandatory Conversion Date and the Common Stock shall continue to meet the minimum listing requirements of the market on which the Common Stock is then listed for quotation or trading.

    Not more than three (3) Trading Days following the Mandatory Conversion Date, the Corporation shall deliver to each holder of Series A Stock a certificate signed by an officer of the Corporation certifying that the conditions set forth in this subparagraph 5(a)(i) have been fulfilled and specifying the actual Mandatory Conversion Date and the actual Series A Conversion Ratio and Series A Conversion Price, it being understood that the holder may rely on such certificate as though it were a representation and warranty of the Corporation made in the Purchase Agreement and, in the event of any breach thereof, shall be entitled to the same remedies as may be available to the holder in the event of a breach of any such representation or warranty.

        (3) For purposes of this Certificate, "Trading Day" shall mean (A) if the applicable security is listed or admitted for trading on the New York Stock Exchange or another national security exchange, a day on which the New York Stock Exchange or such other national security exchange is open for business or (B) if the applicable security is quoted on the Nasdaq National Market, a day on which trades may be quoted thereon or (C) if the applicable security is not so listed, admitted for trading or quoted, any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

      (ii) Voluntary Conversion.  Each share of Series A Stock (or fraction thereof) may, at the option of the holder, be converted at any time into such number of fully paid and nonassessable shares of Common Stock as determined by dividing the Original Issue Price by the Series A Conversion Price.

    (b)  Conversion Price and Conversion Ratio.

       (i) Conversion Ratio.  The conversion ratio for Series A Stock in effect at any time for conversion of the Series A Stock (the "Series A Conversion Ratio") shall be the quotient obtained by dividing the Original Issue Price by the Series A Conversion Price, calculated as provided in Section 5(b)(ii).

      (ii) Conversion Price.  The conversion price for Series A Stock shall initially be $1.60 (the "Series A Conversion Price"). Such initial Series A Conversion Price shall be adjusted from time to time in accordance with this Section 5. All references to Series A Conversion Price herein shall mean the Series A Conversion Price as so adjusted.

    (c)  Adjustments for Stock Splits and Combinations.  If at any time or from time to time after July 20, 2001 (the "Designation Date") the Corporation effects a subdivision of outstanding Common Stock without a corresponding subdivision of Series A Stock, the Series A Conversion Price shall be proportionately decreased. Conversely, if at any time or from time to time after the Designation Date the Corporation combines the outstanding shares of Common Stock into a smaller number of shares without a corresponding combination of Series A Stock, the Series A Conversion Price shall be proportionately increased. Any adjustment under this Section 5(c) shall become effective at the close of business on the date the applicable subdivision or combination becomes effective.

    (d)  Adjustments for Common Stock Dividends and Distributions.  If at any time or from time to time after the Designation Date the Corporation pays a dividend or other distribution in additional

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shares of Common Stock, the Series A Conversion Price shall be decreased as of the time of such issuance, as provided below:

       (i) The Series A Conversion Price shall be adjusted by multiplying the Series A Conversion Price by a fraction:

        (1) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance; and

        (2) the denominator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

      (ii) If the Corporation fixes a record date to determine which holders of Common Stock are entitled to receive such dividend or other distribution, the Series A Conversion Price shall be fixed as of the close of business on such record date and the number of shares of Common Stock shall be calculated immediately prior to the close of business on such record date; and

     (iii) If such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Series A Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Series A Conversion Price shall be adjusted pursuant to this Section 5(d) to reflect the actual payment of such dividend or distribution.

    (e)  Adjustments for Reclassifications, Exchanges or Substitutions.  If at any time or from time to time after the Designation Date, the Common Stock issuable upon conversion of the Series A Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than an Acquisition or Asset Transfer as defined in Section 3(c) hereto or a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 5), in any such event each holder of Series A Stock shall then have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change as if this Series A Stock had been converted immediately prior to such event. Such adjustment shall be made successively whenever any event listed above shall occur.

    (f)  Reorganizations, Mergers or Consolidations.  If at any time or from time to time after the Designation Date, there is a capital reorganization of the Common Stock or the merger or consolidation of the Corporation with or into another corporation or another entity or person (other than an Acquisition or Asset Transfer as defined in Section 3(c) hereof or a recapitalization, subdivision, combination, reclassification, exchange or substitution of shares provided for elsewhere in this Section 5), as a part of such capital reorganization, provision shall be made so that the holders of the Series A Stock shall thereafter be entitled to receive upon conversion of the Series A Stock the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock deliverable upon conversion would have been entitled on such capital reorganization assuming (i) such holder of Common Stock is not a person with which the Corporation consolidated or into which the Corporation merged or which merged into the Corporation or to which such sale or transfer was made, as the case may be (the "Constituent Person"), or an affiliate of a Constituent Person and (ii) in the case of a consolidation, merger, sale or transfer which includes an election as to the consideration to be received by the holders, such holders of Common Stock failed to exercise its rights of election, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or other transfer; provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each share of Common Stock held immediately prior to such consolidation, merger, sale or transfer by other than the Constituent Person or an affiliate thereof and in respect of which such rights of election shall

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not have been exercised (the "Non-Electing Share"), then for purposes of this paragraph the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer for each Non-Electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-Electing Shares. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 5 with respect to the rights of the holders of Series A Stock after the capital reorganization to the end that the provisions of this Section 5 (including adjustment of the Series A Conversion Price and the number of shares issuable upon conversion of the Series A Stock) shall be applicable after that event and be as nearly equivalent as practicable.

    (g)  Extraordinary Dividend.  In case the Corporation shall fix a record date for the making of a distribution to holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Corporation is the continuing corporation) of evidences of indebtedness, assets or other property (other than dividends payable in Common Stock or rights, options or warrants referred to in, and for which an adjustment is made pursuant to, this Section 5), the Series A Conversion Price to be in effect after such record date shall be determined by multiplying the Series A Conversion Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price (as hereinafter defined) per share of Common Stock on such record date, less the fair market value of the portion of the assets, other property or evidence of indebtedness so to be distributed which is applicable to one share of Common Stock, and the denominator of which shall be such Current Market Price per share of Common Stock. Such fair market value shall be determined by the Board of Directors of the Corporation; provided that if the holder of Series A Stock shall object to any such determination, the holder of Series A Stock shall retain an independent appraiser reasonably satisfactory to the Corporation to determine such fair market value. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Series A Conversion Price shall again be adjusted to be the Series A Conversion Price which would then be in effect if such record date had not been fixed. The "Current Market Price" per share of Common Stock at any date shall be deemed to be the average of the last reported sale prices for the ten (10) consecutive Trading Days preceding the date in question.

    (h)  Adjustment to Reflect Future Market Price.  In the event that the volume-weighted average trading price on the Nasdaq National Market System for the Common Stock for the five Trading Days following the tenth (10th) Trading Day following the public announcement of the Corporation's financial results for the three months ended June 30, 2001 (which announcement shall be made on the same Trading Day as the public announcement of the sale of the Units) (the "Reset Price") is less than the then effective Series A Conversion Price, then and in such case, the then existing Series A Conversion Price shall be adjusted, as of the close of business on the date the Reset Price is determinable, to a price equal to the Reset Price.

    (i)  Sales of Shares Below Series A Conversion Price.

       (i) If at any time or from time to time after the Designation Date, the Corporation issues or sells, or is deemed by the express provisions of this subsection (i) to have issued or sold, Additional Shares of Common Stock (as defined in subsection (i)(vii) below), other than as a dividend or other distribution on Common Stock as provided in Sections 5(c) and 5(d) above, and other than a subdivision or combination of shares of Common Stock as provided in Section 5(c) above, for an Effective Price (as defined in subsection (i)(vii) below) less than the Series A Conversion Price, then and in each such case, the Series A Conversion Price shall be adjusted, as of the opening of business on the date of such issue or sale, to a price equal to the Effective Price at which such Additional Shares of Common Stock are so issued.

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      (ii) For the purpose of making any adjustment required under this Section 5(i), the aggregate consideration received by the Corporation for any issue or sale of securities shall be: (A) to the extent it consists of cash, be computed at the net amount of cash received by the Corporation after deduction of any underwriting or similar commissions, compensation or concessions paid or allowed by the Corporation in connection with such issue or sale but without deduction of any expenses payable by the Corporation; (B) to the extent it consists of property other than cash, be computed at the fair value of that property as determined in good faith by the Board of Directors; and (C) if Additional Shares of Common Stock, Convertible Securities (as hereinafter defined) or rights or options to purchase either Additional Shares of Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Corporation for a consideration which covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board of Directors to be allocable to such Additional Shares of Common Stock, Convertible Securities or rights or options (the "Aggregate Consideration").

     (iii) For the purpose of the adjustment required under this Section 5(i), if the Corporation issues or sells (A) any rights or options for the purchase of, or stock or other securities convertible into, Additional Shares of Common Stock (such convertible stock or securities being herein referred to as "Convertible Securities") or (B) rights or options for the purchase of Additional Shares of Common Stock or Convertible Securities, in each case the Corporation shall be deemed to have issued at the time of the issuance of such rights or options or Convertible Securities the maximum number of Additional Shares of Common Stock issuable upon exercise or conversion thereof and to have received as consideration for the issuance of such shares an amount equal to the total amount of the consideration, if any, received by the Corporation for the issuance of such rights or options or Convertible Securities plus: in the case of such rights or options, the minimum amounts of consideration, if any, payable to the Corporation upon the exercise of such rights or options, and, in the case of Convertible Securities, the minimum amounts of consideration, if any, payable to the Corporation upon the conversion thereof (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities); provided that if in the case of Convertible Securities the minimum amounts of such consideration cannot be ascertained, but are a function of antidilution or similar protective clauses, the Corporation shall be deemed to have received the minimum amounts of consideration without reference to such clauses.

      (iv) If the minimum amount of consideration payable to the Corporation upon the exercise or conversion of rights, options or Convertible Securities is reduced over time or on the occurrence or non-occurrence of specified events other than by reason of antidilution adjustments for which a corresponding adjustment is made hereunder, the Effective Price shall be recalculated using the figure to which such minimum amount of consideration is reduced; provided further that if the minimum amount of consideration payable to the Corporation upon the exercise or conversion of such rights, options or Convertible Securities is subsequently increased, the Effective Price shall be again recalculated using the increased minimum amount of consideration payable to the Corporation upon the exercise or conversion of such rights, options or Convertible Securities.

      (v) No further adjustment of the Series A Conversion Price, as adjusted upon the issuance of such rights, options or Convertible Securities, shall be made as a result of the actual issuance of Additional Shares of Common Stock or the exercise of any such rights or options or the conversion of any such Convertible Securities. If any such rights or options or the conversion privilege represented by any such Convertible Securities shall expire without having been exercised, the Series A Conversion Price as adjusted upon the issuance of such rights, options or Convertible Securities shall be readjusted to the Series A Conversion Price which would have been in effect had an adjustment been made on the basis that the only Additional Shares of Common Stock so issued were the Additional Shares of Common Stock, if any, actually issued or sold on the exercise

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  of such rights or options or rights of conversion of such Convertible Securities, and such Additional Shares of Common Stock, if any, were issued or sold for the consideration actually received by the Corporation upon such exercise, plus the consideration, if any, actually received by the Corporation for the granting of all such rights or options, whether or not exercised, plus the consideration received for issuing or selling the Convertible Securities actually converted, plus the consideration, if any, actually received by the Corporation (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) on the conversion of such Convertible Securities, provided that such readjustment shall not apply to prior conversions of Series A Stock.

      (vi) No adjustment of the Series A Conversion Price shall be made in an amount less than one cent per share, provided that any adjustments that are not required to be made by reason of this sentence shall be carried forward and shall be taken into account in any subsequent adjustment made to the Series A Conversion Price. Except as provided in Section 5(c), no adjustment of the Series A Conversion Price pursuant to this Section 5(i) shall have the effect of increasing the Series A Conversion Price above the Series A Conversion Price in effect immediately before such adjustment.

     (vii) Additional Shares of Common Stock.  For the purpose of making any adjustment to the Series A Conversion Price required under this Section 5, "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by the Corporation or deemed to be issued pursuant to this Section 5, whether or not subsequently reacquired or retired by the Corporation other than: (A) shares of Common Stock issued upon conversion of the Series A Stock; (B) shares of Common Stock and/or options, warrants or other Common Stock purchase rights, and the Common Stock issued pursuant to such options, warrants or other rights (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like) issued after the Designation Date to employees, officers or directors of, or consultants or advisors to, the Corporation or any of its subsidiaries pursuant to stock purchase or stock option plans or other similar arrangements that are approved by the Board; (C) shares of Common Stock issued pursuant to the exercise of options, warrants or convertible securities outstanding as of the Designation Date; (D) shares of Common Stock and/or options, warrants or other Common Stock purchase rights, and the Common Stock issued pursuant to such options, warrants or other rights issued for consideration other than cash pursuant to a merger, consolidation, acquisition or similar business combination approved by the Board; and (E) shares of Common Stock issued pursuant to any equipment leasing arrangement, or debt financing from a bank or similar financial institution approved by the Board. References to Common Stock in the subsections of this clause (vii) above shall mean all shares of Common Stock issued by the Corporation or deemed to be issued pursuant to this Section 5. The "Effective Price" of Additional Shares of Common Stock shall mean the quotient determined by dividing the total number of Additional Shares of Common Stock issued or sold, or deemed to have been issued or sold, by the Corporation under this Section 5, into the Aggregate Consideration received, or deemed to have been received, by the Corporation for such issuance or sale.

    (j)  Third Party Tender Offer.  If at any time or from time to time after the Designation Date, a tender or exchange offer is made by a person other than the Corporation or one of its affiliates for an amount that increases the offeror's ownership of Common Stock to more than twenty-five percent (25%) of the Common Stock outstanding and shall involve the payment by such person of consideration per share of Common Stock having a fair market value (as determined by the Board of Directors and described in a resolution of the Board of Directors) that as of the last time (the "Offer Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer (as it shall have been amended) exceeds the Current Market Price of the Common Stock on the Trading Day next succeeding the Offer Expiration Time, and in which, as of the Offer Expiration Time the Board of Directors is not recommending rejection of the offer, the Series A Conversion Price shall be reduced so

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that the same shall equal the price determined by multiplying the Series A Conversion Price in effect immediately prior to the Offer Expiration Time by a fraction the numerator of which shall be the number of shares of Common Stock outstanding (including any tendered or exchanges shares) at the Offer Expiration Time multiplied by the Current Market Price of the Common Stock on the Trading Day next succeeding the Offer Expiration Time and the denominator of which shall be the sum of (i) the fair market value of the aggregate consideration payable to shareholders based on the acceptance (up to a maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Offer Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Accepted Purchased Shares") and (ii) the product of the number of shares of Common Stock outstanding (less any Accepted Purchased Shares) at the Offer Expiration Time and the Current Market Price of the Common Stock on the Trading Day next succeeding the Offer Expiration Time, such reduction to become effective immediately prior to the opening of business on the Trading Day following the Offer Expiration Time. In the event that the offeror is obligated to purchase shares pursuant to any such tender or exchange offer, but such person is permanently prevented by applicable law from effecting any such purchase or all such purchases are rescinded, the Series A Conversion Price shall again be adjusted to be the Series A Conversion Price that would be in effect if such tender or exchange offer had not been made.

    (k)  Certificate as to Adjustments—Notice by the Corporation.  In each case of an adjustment or readjustment of the Series A Conversion Price, the Corporation, at its expense, shall compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to each registered holder of Series A Stock at the holder's address as shown in the Corporation's books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (i) the consideration received or deemed to be received by the Corporation for any Additional Shares of Common Stock issued or sold or deemed to have been issued or sold, (ii) the Series A Conversion Price at the time in effect, (iii) the number of Additional Shares of Common Stock and (iv) the type and amount, if any, of other property which at the time would be received upon conversion of the Series A Stock.

    (l)  Notices of Record Date.  Upon (i) any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or (ii) any Acquisition or other capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation with or into any other corporation, Asset Transfer, or any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the Corporation shall mail to each holder of Series A Stock at least ten (10) days prior to the record date specified therein a notice specifying (A) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (B) the date on which any such Acquisition, reorganization, reclassification, transfer, consolidation, merger, Asset Transfer, dissolution, liquidation or winding up is expected to become effective, and (C) the date, if any, that is to be fixed as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such Acquisition, reorganization, reclassification, transfer, consolidation, merger, Asset Transfer, dissolution, liquidation or winding up.

    (m)  Mechanics of Conversion.  Each holder of Series A Stock who desires to convert the same into shares of Common Stock pursuant to this Section 5 shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or any transfer agent for the Series A Stock, and shall give written notice to the Corporation at such office that such holder elects to convert the same. Such notice shall state the number of shares of Series A Stock being converted. Thereupon, the Corporation shall promptly issue and deliver at such office to such holder a certificate or certificates

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for the number of shares of Common Stock to which such holder is entitled and shall promptly pay (i) in cash or, to the extent sufficient funds are not then legally available therefor, in Common Stock (at the Current Market Price), any declared and unpaid dividends on the shares of Series A Stock being converted and (ii) in cash (at the Current Market Price) the value of any fractional share of Common Stock otherwise issuable to any holder of Series A Stock. Such conversion shall be deemed to have been made at the close of business on the date of such surrender of the certificates representing the shares of Series A Stock to be converted, and the person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock on such date.

    (n)  Partial Conversion.  If some but not all of the shares of Series A Stock represented by a certificate or certificates surrendered by a holder are converted, the Corporation shall execute and deliver to or on the order of the holder, at the expense of the Corporation, a new certificate representing the shares of Series A Stock that were not converted.

    (o)  Fractional Shares.  No fractional shares of Common Stock shall be issued upon conversion of shares of Series A Stock. In lieu of fractional shares, the Corporation shall pay cash equal to the fair market value of such Common Stock, as determined by the Board of Directors in good faith based on the earnings history, book value and prospects of the Corporation in light of market conditions generally.

    (p)  Notice.  Any notice required by the provisions of this Section 5 shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with verification of receipt. All notices shall be addressed to each holder of record at the address of such holder appearing on the books of the Corporation.

    (q)  Payment of Taxes.  The Corporation shall pay all taxes (other than taxes based upon income) and other governmental charges that may be imposed with respect to the issue or delivery of shares of Common Stock upon conversion of shares of Series A Stock, excluding any tax or other charge imposed in connection with any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of Series A Stock so converted were registered.

    (r)  No Impairment.  Without the consent of the holders of then outstanding Series A Stock as required under Section 4(c), the Corporation shall not amend its Articles of Incorporation or participate in any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or take any other voluntary action, for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but shall at all times in good faith assist in carrying out all such action as may be reasonably necessary or appropriate in order to protect the conversion rights of the holders of the Series A Stock against other impairment.

    (s)  Reservation of Common Stock.  The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Stock and, if at any time the number of authorized but unissued shares of Common Stock is insufficient to effect the conversion of all then outstanding shares of the Series A Stock, the Corporation shall immediately take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as is sufficient for such purpose.

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6.  NO REISSUANCE OF STOCK.  No share or shares of Series A Stock converted, purchased, redeemed or otherwise acquired by the Corporation may be reissued, and all such shares shall be canceled, retired and eliminated from the shares that the Corporation is authorized to issue. The Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of Series A Stock accordingly.

7.  REDEMPTION.  Shares of Series A Stock shall not be subject to involuntary redemption by the Corporation, in whole or in part.

8.  PURCHASE OF SERIES A STOCK BY CORPORATION.  Nothing in this Certificate of Designation prevents or restricts the Corporation from offering to purchase, from time to time either in a public or private sale, all or any of the Series A Stock at such price or prices as the Corporation may determine, subject to provisions of applicable law.

9.  FRACTIONAL SHARES OF SERIES A STOCK.  The Corporation may sell or issue, and holders of Series A Stock may hold, own or transfer, fractional shares of Series A Stock. Nothing in this Certificate of Designation shall prevent or restrict the application of the provisions of this Certificate to fractional shares of Series A Stock.

10.  ADDITIONAL RESTRICTIONS ON VOLUNTARY CONVERSION OR TRANSFER AND RIGHT TO VOTE.  In no event shall either Capital Ventures International or RGC International Investors, LDC have the right voluntarily to convert shares of Series A Stock into shares of Common Stock under Section 5(a)(ii) hereof or to dispose of any Series A Stock or to vote any shares of Series A Stock to the extent that such right to effect such voluntary conversion or disposition or to vote would result in either Capital Ventures International or any of its affiliates or RGC International Investors, LDC or any of its affiliates beneficially owning more than 4.99% of the outstanding shares of Common Stock. For purposes of this Section 10, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and Regulation 13D-G thereunder. The restriction contained in this Section 10 shall not in any event apply to the mandatory conversion provisions contained in Section 5(a)(i) of this Agreement and may not be altered, amended, deleted or changed in any manner whatsoever unless the holders of a majority of the outstanding shares of Common Stock and either Capital Ventures International with respect to its shares or RGC International Investors, LDC with respect to its shares shall approve, in writing, such alteration, amendment, deletion or change.

    IN WITNESS WHEREOF, Internap Network Services Corporation has caused this Certificate to be duly executed in its corporate name on this 20th day of July, 2001.

INTERNAP NETWORK SERVICES CORPORATION
By:	/s/ PAUL E. MCBRIDE
Paul E. McBride, Secretary

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Appendix E

FORM OF WARRANT

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

INTERNAP NETWORK SERVICES CORPORATION

WARRANT TO PURCHASE COMMON STOCK

No. CW-___	_____________, 2001
Void After ____________, 2006

    THIS CERTIFIES THAT, for value received,            , with its principal office at            , its successors or assigns (the "Holder"), is entitled to subscribe for and purchase at the Exercise Price (defined below) per share from INTERNAP NETWORK SERVICES CORPORATION, a Washington corporation, with its principal office at 601 Union Street, Suite 1000, Seattle, WA 98101 (the "Company") up to            (      ) shares of the Common Stock of the Company (the "Common Stock").

    This warrant shall be immediately exercisable for that number of shares of Common Stock specified above (subject to adjustment as provided in Section 4 hereof).

    1.  DEFINITIONS.  As used herein, the following terms shall have the following respective meanings:

      (a) "Exercise Period" shall mean the period commencing with the date hereof and ending at 5:00 p.m. Eastern Standard Time five (5) years from the date hereof, unless sooner terminated as provided below.

      (b) "Exercise Price" shall be $      [the lower of (i) $2.2753 or (ii) one hundred percent (100%) of the volume weighted average trading price for the Common Stock for the five (5) Trading Days following the tenth (10th) Trading Day following the public announcement of the Company's financial results for the three months ended June 30, 2001 (which announcement shall be made on the same Trading Day as the public announcement of the proposed sale of the Units)], subject to adjustment pursuant to Section 4 below. All references to the Exercise Price herein shall mean the Exercise Price as so adjusted.

      (c) "Trading Day" shall mean (i) if the applicable security is listed or admitted for trading on the New York Stock Exchange or another national security exchange, a day on which the New York Stock Exchange or another national security exchange is open for business or (ii) if the applicable security is quoted on the Nasdaq National Market, a day on which trades may be quoted thereon or (iii) if the applicable security is not so listed, admitted for trading or quoted, any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

      (d) "Current Market Price" shall be deemed to be the average of the last reported sale prices for the ten (10) consecutive Trading Days preceding the date in question.

      (e) "Exercise Shares" shall mean the shares of Common Stock issuable upon exercise of this Warrant.

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    2.  EXERCISE OF WARRANT.

    2.1  Exercise Procedures.  The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period, by delivery of the following to the Company at its address set forth above (or at such other address as it may designate by notice in writing to the Holder):

      (a) An executed Notice of Exercise in the form attached hereto;

      (b) Payment of the Exercise Price either (i) in cash or by check, or (ii) by cancellation of indebtedness; and

      (c) This Warrant.

The date of delivery to the Company of the foregoing items shall be the effective date of the exercise of this Warrant (the "Effective Date").

    Upon the exercise of the rights represented by this Warrant, a certificate or certificates for the Exercise Shares so purchased, registered in the name of the Holder or persons identified by the Holder, if the Holder so designates, shall be issued and delivered to the Holder promptly after the rights represented by this Warrant shall have been so exercised, together with an amount of cash in lieu of any fraction of a share as provided in paragraph 6 below. If the Holder exercises this Warrant in part, this Warrant shall be surrendered by the Holder to the Company and a new Warrant of the same tenor and for the unexercised number of Exercise Shares shall be executed by the Company. The Company shall register the new Warrant in the name of the Holder or in such name or names of its transferee pursuant to paragraph 8 hereof as may be directed in writing by the Holder and deliver the new Warrant to the person or persons entitled to receive the same.

    The person in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the open of business on the next succeeding date on which the stock transfer books are open.

    2.2  Net Exercise.  Notwithstanding any provisions herein to the contrary, if the fair market value of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

X	=	Y (A-B)
A
Where X =	the number of shares of Common Stock to be issued to the Holder
Y =	the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)
A =	the fair market value of one share of the Common Stock (at the date immediately preceding the date on which the Holder satisfied the delivery obligations set forth in Section 2.1)
B =	Exercise Price (as adjusted to the date of such calculation)

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    For purposes of the above calculation, the fair market value of one share of Common Stock shall be:

      (a) the average daily Market Price (as defined below) for one share of Common Stock during the period of the most recent ten (10) Trading Days, ending on the last business day before the Effective Date; or

      (b) if no class of Common Stock is then listed or admitted to trading on any national securities exchange or quoted in the over-counter market, the fair market value shall be the Market Price on the last business day before the effective date of exercise of the Warrant.

    If the Common Stock is traded on a national securities exchange or admitted to unlisted trading privileges on such an exchange, or is listed on the National Market System (the "National Market System") or the Small Cap System (the "Small Cap") of the Nasdaq, the Market Price as of a specified day shall be the last reported sale price of Common Stock on such exchange or on the National Market System or the Small Cap on such date or if no such sale is made on such day, the mean of the closing bid and asked prices for such day on such exchange or on the National Market System. If the Common Stock is not so listed or admitted to unlisted trading privileges, the Market Price as of a specified day shall be the mean of the last bid and asked prices reported on such date (x) by the Nasdaq or (y) if reports are unavailable under clause (x) above by the National Quotation Bureau Incorporated. If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and ask prices are not reported, the Market Price as of a specified day shall be determined in good faith by the Board of Directors of the Company. If the Holder shall object to any determination by the Board of Directors of the Market Price, the Market Price shall be the fair market value per share of the Common Stock as determined by an independent appraiser retained by the Holder at its expense and reasonably acceptable to the Company; provided, however, that if the Market Price as determined by such appraiser shall differ from the Market Price determined by the Board of Directors by more than ten percent (10%), the Company shall bear the expense of such appraiser.

    3.  COVENANTS OF THE COMPANY.

    3.1  Covenants as to Exercise Shares.  The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free and clear from all taxes, liens, security interests, charges and other encumbrances and restrictions on sale other than as is provided in Section 5.5(a) of the Purchase Agreement (as defined below). The Company further covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Common Stock to provide for the full exercise of the rights represented by this Warrant. If at any time during the Exercise Period the number of authorized but unissued shares of Common Stock shall not be sufficient to permit the full exercise of this Warrant, the Company will take such corporate action as is, in the opinion of its counsel, necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

    3.2  No Impairment.  Except and to the extent as waived or consented to by the Holder, the Company will not, by amendment of its Amended and Restated Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment.

    3.3  Notices of Record Date.  In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous

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quarters) or other distribution, the Company shall mail to the Holder, at least ten (10) days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

    4.  ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF EXERCISE SHARES.

    4.1  Certain Adjustment Events.

      (a) In the event of changes in the outstanding Common Stock after July 20, 2001 (the "Escrow Date") by reason of stock dividends, distributions payable in Common Stock, split-ups, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, or the like, the number and class of shares available under the Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder of the Warrant, on exercise for the same aggregate Exercise Price, the total number, class, and kind of shares as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment. The form of this Warrant need not be changed because of any adjustment in the number of Exercise Shares subject to this Warrant.

      (b) In the event the number of shares of Common Stock issuable upon conversion of the Company's Series A Preferred Stock (the "Conversion Shares") is increased due to an adjustment pursuant to the terms of Section 5(h) of the Company's Certificate of Designation for the Series A Preferred Stock, then the number of shares of Common Stock available under this Warrant in the aggregate shall be correspondingly adjusted to give the Holder of the Warrant, on exercise for the same aggregate Exercise Price, the number of additional shares equivalent to one-fourth (1/4) of a share of Common Stock for each additional Conversion Share such Holder is deemed to hold.

    4.2  Additional Shares Issued Below the Exercise Price.

      (a) If at any time or from time to time after the Escrow Date, the Company issues or sells, or is deemed to have issued or sold, Additional Shares of Common Stock (as defined below), other than as a dividend or other distribution as provided in Section 4.1 above, and other than a subdivision or combination of shares of Common Stock as provided in Section 4.1 above, for a price less than the then effective Exercise Price, then in each such case, the Exercise Price shall be adjusted, as of the opening of business on the date of such issue or sale, to a price equal to the Effective Price of such Additional Shares of Common Stock. References to Common Stock in this Section 4.2 shall mean all shares of Common Stock issued by the Company or deemed to be issued pursuant to this Section 4.2. The "Effective Price" of such Additional Shares of Common Stock shall mean the quotient determined by dividing the total number of Additional Shares of Common Stock issued or sold, or deemed to have been issued or sold, by the Company under this Section 4.2, into the Aggregate Consideration (as hereinafter defined) received, or deemed to have been received, by the Company for such issuance or sale under this Section 4.2 for such shares of Additional Stock.

      (b) No adjustment shall be made to the Exercise Price in an amount less than one cent per share. Any adjustment otherwise required by this Section 4, that is not required to be made due to the preceding sentence shall be included in any subsequent adjustment to the Exercise Price.

      (c) For purpose of making any adjustment required under this Section 4, the Aggregate Consideration received by the Company for any issue or sale of securities shall: (i) to the extent it consists of cash, be computed at the net amount of cash received by the Company after deduction of any underwriting or similar commissions, compensation or concessions paid or allowed by the Company in connection with such issue or sale but without deduction of any expenses payable by the Company, (ii) to the extent it consists of property other than cash, be computed at the fair value of that property as determined in good faith by the Board of Directors, and (iii) if Additional Shares of Common Stock, Convertible Securities (as defined below) or rights or options

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  to purchase either Additional Shares of Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board of Directors to be allocable to such Additional Shares of Common Stock, Convertible Securities or rights or options (the "Aggregate Consideration").

      (d) For the purpose of the adjustment required under this Section 4.2, if the Company issues or sells (i) stock or other securities convertible into Additional Shares of Common Stock (such convertible stock or securities being herein referred to as "Convertible Securities") or (ii) rights or options for the purchase of Additional Shares of Common Stock or Convertible Securities, in each case the Company shall be deemed to have issued at the time of the issuance of such rights or options or Convertible Securities the maximum number of Additional Shares of Common Stock issuable upon exercise or conversion thereof and to have received as consideration for the issuance of such shares an amount equal to the total amount of the consideration, if any, received by the Company for the issuance of such rights or options or Convertible Securities plus, in the case of such rights or options, the minimum amounts of consideration, if any, payable to the Company upon the exercise of such rights or options; and in the case of Convertible Securities, the minimum amounts of consideration, if any, payable to the Company upon the conversion thereof (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities); provided that if the minimum amounts of such consideration cannot be ascertained, but are a function of antidilution or similar protective clauses, the Company shall be deemed to have received the minimum amounts of consideration without reference to such clauses.

        (i)  If the minimum amount of consideration payable to the Company upon the exercise or conversion of rights, options or Convertible Securities is reduced over time or on the occurrence or non-occurrence of specified events other than by reason of antidilution adjustments for which a corresponding adjustment is made hereunder, the Effective Price shall be recalculated using the figure to which such minimum amount of consideration is reduced; provided further, that if the minimum amount of consideration payable to the Company upon the exercise or conversion of such rights, options or Convertible Securities is subsequently increased, the Effective Price shall be again recalculated using the increased minimum amount of consideration payable to the Company upon the exercise or conversion of such rights, options or Convertible Securities.

        (ii) No further adjustment of the Exercise Price, as adjusted upon the issuance of such rights, options or Convertible Securities, shall be made as a result of the actual issuance of Additional Shares of Common Stock or the exercise of any such rights or options or the conversion of any such Convertible Securities. If any such rights or options or the conversion privilege represented by any such Convertible Securities shall expire without having been exercised, the Exercise Price as adjusted upon the issuance of such rights, options or Convertible Securities shall be readjusted to the Exercise Price which would have been in effect had an adjustment been made on the basis that the only Additional Shares of Common Stock so issued were the Additional Shares of Common Stock, if any, actually issued or sold on the exercise of such rights or options or rights of conversion of such Convertible Securities, and such Additional Shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of all such rights or options, whether or not exercised, plus the consideration received for issuing or selling the Convertible Securities actually converted, plus the consideration, if any, actually received by the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) on the conversion of such Convertible Securities, provided that such readjustment shall not apply to prior exercises of the Warrant or portions thereof.

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      (e)  "Additional Shares of Common Stock" Defined.  For the purpose of making any adjustment to the Exercise Price required under this Section 4.2, "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by the Company or deemed to be issued pursuant to this Section 4.2, whether or not subsequently reacquired or retired by the Company other than: (i) shares of Common Stock issued upon conversion of the Series A Preferred Stock; (ii) shares of Common Stock and/or options, warrants or other Common Stock purchase rights, and the Common Stock issued pursuant to such options, warrants or other rights (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like) issued after the Escrow Date to employees, officers or directors of, or consultants or advisors to, the Company or any of its subsidiaries pursuant to stock purchase or stock option plans or other similar arrangements that are approved by the Board; (iii) shares of Common Stock issued pursuant to the exercise of options, warrants or convertible securities outstanding as of the Escrow Date; (iv) shares of Common Stock and/or options, warrants or other Common Stock purchase rights, and the Common Stock issued pursuant to such options, warrants or other rights issued for consideration other than cash pursuant to a merger, consolidation, acquisition or similar business combination approved by the Board; and (v) shares of Common Stock issued pursuant to any equipment leasing arrangement, or debt financing from a bank or similar financial institution approved by the Board.

    4.3  Extraordinary Dividend.  In case the Company shall fix a record date for the making of a distribution to holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness, assets or other property (other than dividends payable in Common Stock or rights, options or warrants referred to in, and for which an adjustment is made pursuant to, Section 4.1 hereof), the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price per share of Common Stock on such record date, less the fair market value of the portion of the assets, other property or evidence of indebtedness so to be distributed which is applicable to one share of Common Stock, and the denominator of which shall be such Current Market Price per share of Common Stock. Such fair market value shall be determined by the Board of Directors of the Company; provided that if the Holder shall object to any such determination, the Holder shall retain an independent appraiser reasonably satisfactory to the Company to determine such fair market value; provided, however, that if the Current Market Price as determined by such appraiser shall differ from the Current Market Price determined by the Board of Directors by more than ten percent (10%), the Company shall bear the expense of such appraiser. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed.

    4.4  Third Party Tender Offer.  If at any time or from time to time after the Escrow Date, a tender or exchange offer is made by a person other than the Company or one of its affiliates for an amount that increases the offeror's ownership of Common Stock to more than twenty-five percent (25%) of the Common Stock outstanding and shall involve the payment by such person of consideration per share of Common Stock having a fair market value (as determined by the Board of Directors and described in a resolution of the Board of Directors) that as of the last time (the "Offer Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer (as it shall have been amended) that exceeds the Current Market Price of the Common Stock on the Trading Day next succeeding the Offer Expiration Time, and in which, as of the Offer Expiration Time the Board of Directors is not recommending rejection of the offer, the Exercise Price shall be reduced so that the same shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the Offer Expiration Time by a fraction the numerator of which shall be the number of shares of Common Stock outstanding (including any tendered or exchanges shares) at the Offer Expiration Time multiplied by the Current Market Price of the Common Stock on the Trading Day next

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succeeding the Offer Expiration Time and the denominator of which shall be the sum of (a) the fair market value of the aggregate consideration payable to shareholders based on the acceptance (up to an maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Offer Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Accepted Purchased Shares") and (b) the product of the number of shares of Common Stock outstanding (less any Accepted Purchased Shares) at the Offer Expiration Time and the Current Market Price of the Common Stock on the Trading Day next succeeding the Offer Expiration Time, such reduction to become effective immediately prior to the opening of business on the Trading Day following the Offer Expiration Time. In the event that the offeror is obligated to purchase shares pursuant to any such tender or exchange offer, but such person is permanently prevented by applicable law from effecting any such purchase or all such purchases are rescinded, the Exercise Price shall again be adjusted to be the Exercise Price that would be then in effect if such tender or exchange offer had not been made.

    4.5  Organic Changes.  If any recapitalization, reclassification or reorganization of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets or other transaction shall be effected in such a way that holders of the Company's Common Stock shall be entitled to receive stock, securities, or other assets or property (an "Organic Change"), then, as a condition of such Organic Change, lawful and adequate provisions shall be made by the Company whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby assuming (a) such holder of Common Stock is not a person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be (the "Constituent Person"), or an affiliate of a Constituent Person and (b) in the case of a consolidation, merger, sale or transfer which includes an election as to the consideration to be received by the holders, such holders of Common Stock failed to exercise its rights of election, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or other transfer (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each share of Common Stock held immediately prior to such consolidation, merger, sale or transfer by other than the Constituent Person or an affiliate thereof and in respect of which such rights of election shall not have been exercised (the "Non-Electing Share"), then for purposes of this paragraph the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer for each Non-Electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-Electing Shares. In the event of any Organic Change, appropriate provision shall be made by the Company with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.

    4.6  Certificate as to Adjustment—Notice by the Company.  In each case of an adjustment or readjustment of the Exercise Price, the Company, at its expense, shall compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to the Holder at the Holder's address as shown in the Company's books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or deemed to be received by the

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Company for any Additional Shares of Common Stock issued or sold or deemed to have been issued or sold, if applicable, (b) the number of Additional Shares of Common Stock, if applicable, and (c) the type and amount, if any, of other property which at the time would be received upon exercise of the Warrant.

    5.  REPRESENTATIONS OF HOLDER.

    5.1  Acquisition of Warrant for Personal Account.  The Holder represents and warrants that it is acquiring the Warrant solely for its account for investment and not with a view to or for sale or distribution of said Warrant or any part thereof. The Holder also represents that the entire legal and beneficial interests of the Warrant and Exercise Shares the Holder is acquiring are being acquired for, and will be held for, its account only.

    5.2  Securities Are Not Registered.

      (a) The Holder understands that the Warrant and the Exercise Shares have not been registered under the Securities Act of 1933, as amended (the "Act") on the basis that no distribution or public offering of the stock of the Company is to be effected. The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities. The Holder has no such present intention.

      (b) The Holder recognizes that the Warrant and the Exercise Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. The Holder recognizes that the Company has no obligation to register the Warrant or to comply with any exemption from such registration.

      (c) The Holder is aware that neither the Warrant nor the Exercise Shares may be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations.

    5.3  Disposition of Warrant and Exercise Shares.

      (a) The Holder further agrees not to make any disposition of all or any part of the Warrant or Exercise Shares in any event unless and until Section 5.5 of the Unit Purchase Agreement by and between the Company and the Holder dated July 20, 2001 ("Purchase Agreement") has been complied with in all respects and unless and until:

        (i)  The Company shall have received a letter secured by the Holder from the Securities and Exchange Commission (the "Commission") stating that no action will be recommended to the Commission with respect to the proposed disposition; or

        (ii) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

        (iii) The Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition or with a Form 144 if the sale is being made pursuant to Rule 144 of the Securities Act, and if reasonably requested by the Company and the sale is not being made pursuant to Rule 144 of the Securities Act, the Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, for the Holder to the effect that such disposition will not require registration of such Warrant or Exercise Shares under the Act or any applicable state securities laws.

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      (b) The Holder understands and agrees that all certificates evidencing the shares to be issued to the Holder may bear the following legend:

      (c) THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

    6.  FRACTIONAL SHARES.  No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value (as determined in Section 2.2) of an Exercise Share by such fraction.

    7.  NO SHAREHOLDER RIGHTS.  This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

    8.  TRANSFER OF WARRANT.  Subject to applicable laws and the restrictions on transfer set forth in the Purchase Agreement pursuant to which this Warrant was issued, this Warrant and all rights hereunder are transferable at any time in whole or from time to time in part, including as fractions of a warrant, by the Holder in person or by duly authorized attorney, upon delivery of this Warrant and the form of assignment attached hereto to any transferee designated by Holder. The transferee shall sign an investment letter in form and substance satisfactory to the Company (in the exercise of its reasonable discretion). Upon surrender of this Warrant to the Company, together with the attached Assignment Form duly executed, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee or assignees named in such instrument of assignment and, if the Holder's entire interest is not being assigned, in the name of the Holder and this Warrant shall promptly be canceled.

    9.  LOST, STOLEN, MUTILATED OR DESTROYED WARRANT.  If this Warrant is lost, stolen, mutilated or destroyed, the Company shall, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

    10.  NOTICES, ETC.  All notices, requests, consents and other communications hereunder shall be in writing, shall be sent by facsimile or mailed by first class registered or certified airmail, or nationally recognized overnight express courier postage prepaid, and shall be deemed given when so sent by facsimile or mailed and shall be delivered as follows:

(a)	if to the Company, to:
Internap Network Services Corporation 601 Union Street, Suite 1000 Seattle, Washington 98101 Attention: General Counsel

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With a copy also mailed to:
Cooley Godward LLP 5200 Carillon Point Kirkland, Washington 98033-7356 Attention: Christopher W. Wright, Esq.

Or to such other person at such other place as the Company shall designate to the Holder in writing.

      (b) if to the Holder, at the Holder's address as specified in the Purchase Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

    11.  ACCEPTANCE.  Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

    12.  AMENDMENTS; WAIVERS.  Any provision of this Warrant may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Holder and the Company, or in the case of a waiver, by the party against whom waiver is to be effective. No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

    13.  FRACTIONAL WARRANTS.  The Company may sell or issue, and Holders may hold, own or transfer, fractions of warrants. Nothing in this Warrant shall prevent or restrict the application of the provisions of this Warrant to fractions of a warrant. Notwithstanding the foregoing, the Company will not issue fractional shares upon the exercise of this Warrant, as provided in Section 6 hereof.

    14.  GOVERNING LAW.  This Warrant and all rights, obligations and liabilities hereunder shall be governed by the laws of the State of New York.

    15.  ADDITIONAL RESTRICTIONS ON EXERCISE OR TRANSFER.  In no event shall Capital Ventures International or RGC International Investors, LDC have the right to exercise the Warrant or to dispose of any Exercise Shares to the extent that such right to effect such exercise or disposition would result in Capital Ventures International or RGC International Investors, LDC, respectively, or any of its respective affiliates beneficially owning more than 4.99% of the outstanding shares of Common Stock. For purposes of this Section 15, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D-G thereunder. The restriction contained in this Section 15 may not be altered, amended, deleted or changed in any manner whatsoever unless the holders of a majority of the outstanding shares of Common Stock and Capital Ventures International and RGC International Investors, LDC shall approve, in writing, such alteration, amendment, deletion or change.

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    IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of            July, 2001.

                    INTERNAP NETWORK SERVICES CORPORATION

                    By:__________________________________

                    Name:________________________________

                    Title:_________________________________

                    Address:_______________________________

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NOTICE OF EXERCISE

TO: INTERNAP NETWORK SERVICES CORPORATION

    (1) / / The undersigned hereby elects to purchase      shares of the Common Stock of INTERNAP NETWORK SERVICES CORPORATION on the terms and conditions of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

    / / The undersigned hereby elects to purchase      shares of the Common Stock of INTERNAP NETWORK SERVICES CORPORATION on the terms and conditions of, and pursuant to the net exercise provisions set forth in Section 2.2 of, the attached Warrant, and shall tender payment of all applicable transfer taxes, if any.

    (2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

___________________________________________
(Name)

___________________________________________
___________________________________________
(Address)

_________________________________ (Date)	_________________________________ (Signature)
_________________________________ (Print name)

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ASSIGNMENT FORM

      (To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

    FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name: __________________________________________________________________________
(Please Print)

Address: ________________________________________________________________________
(Please Print)

Dated: ___________, 20__

Holder's
Signature: _____________________________________________

Holder's
Address: ________________________________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

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Appendix F

FAIRNESS OPINION

     July 18, 2001

The Special Finance Committee of the Board of Directors
Internap Network Services Corporation
601 Union Street, Suite 1000
Seattle, Washington 98101

Gentlemen:

    We understand that Internap Network Services Corporation, a Washington corporation (the "Company"), and a group of investors listed on Exhibit A to the Purchase Agreement (as defined below) (collectively the "Investors"), propose to enter into a transaction (the "Transaction") evidenced by a Unit Purchase Agreement substantially in the form of the draft of such agreement dated July 18, 2001 (the "Purchase Agreement") and an Escrow Agreement substantially in the form of the draft of such agreement dated July 18, 2001 (the "Escrow Agreement"), pursuant to which the Investors will purchase shares of the Company's Series A Preferred Stock, par value $0.001 per share (the "Preferred Stock"), which Preferred Stock will have the rights, preferences, privileges and restrictions set forth in the Company's Certificate of Designation of Rights and Preferences of Series A Preferred Stock (the "Certificate of Designation") in the form attached as Exhibit C to the Purchase Agreement and warrants to purchase shares of common stock, no par value ("Common Stock") of the Company in the form attached as Exhibit B to the Purchase Agreement (the "Warrants") for an aggregate purchase price of $100,000,000 (the "Consideration"), (the Purchase Agreement, the Escrow Agreement, the Certificate of Designation and the Warrants are collectively referred to as the "Agreements"). The terms and conditions of the Transaction are set forth in more detail in the Agreements.

    You have asked for our opinion as investment bankers as to whether the Consideration to be received in the Transaction is fair from a financial point of view to the Company, as of the date hereof. As you are aware, we were not retained to nor did we advise the Company with respect to alternatives to the Transaction or the Company's underlying decision to proceed with or effect the Transaction, nor did we participate in negotiations with respect to the terms of the Agreements. Consequently, we have assumed that such terms are the most beneficial terms from the Company's perspective that could under the circumstances be negotiated among the parties to such transactions, and no opinion is expressed whether any alternative transaction might produce proceeds to the Company in an amount in excess of the Consideration.

    In connection with our opinion, we have, among other things: (i) reviewed certain publicly available financial and other data with respect to the Company, including the consolidated financial statements for recent years and interim periods to March 31, 2001 and certain other relevant financial and operating data relating to the Company made available to us from published sources and from the internal records of the Company; (ii) reviewed the financial terms and conditions of the Agreements; (iii) reviewed certain publicly available information concerning the trading of, and the trading market for, the Common Stock; (iv) compared the Company from a financial point of view with certain other companies that we deemed to be relevant; (v) considered the financial terms, to the extent publicly available, of selected recent investments made by private equity funds or investors in securities of public companies (other than common stock), which we deemed to be comparable, in whole or in part, to the Transaction; (vi) reviewed and discussed with representatives of the management of the Company certain information of a business and financial nature regarding the Company, furnished to us by them, including financial forecasts and related assumptions of the Company as well as the

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Company's business and prospects before and after giving effect to the Transaction; (vii) made inquiries regarding and discussed the Transaction and the Agreements and other matters related thereto with the Company's counsel; (viii) reviewed the potential pro forma impact of the Transaction on the Company; (ix) reviewed certain information relating to the securities offering process undertaken by the Company; and (x) performed such other analyses and examinations as we have deemed appropriate, including our assessment of general economic, market and monetary conditions.

    In connection with our review, we have not assumed any obligation independently to verify the foregoing information and have relied on its being accurate and complete in all material respects. With respect to the financial forecasts for the Company provided to us by the Company's management, upon their advice and with your consent we have assumed for purposes of our opinion that the forecasts (including without limitation the forecasts that the Company has no future financing needs) have been reasonably prepared on bases reflecting the best available estimates and judgments of the Company at the time of preparation as to the future financial performance of the Company and that they provide a reasonable basis upon which we can form our opinion. Furthermore, for purposes of our sensitivity analyses, we have adjusted such forecasts to reflect more conservative assumptions than those made by the management of the Company regarding the Company's revenues, and also adjusted assumptions relating to certain operating expenses, working capital and capital expenditures. We have discussed the adjusted forecasts with the management of the Company and with your consent have considered such adjusted forecasts in certain analyses performed in arriving at our opinion. We have also assumed that there have been no material changes in the Company's assets, financial condition, results of operations, business or prospects since the respective dates of its last financial statements made available to us. In addition, we have relied on the assessment of the Company's management as to the Company's financing requirements, the availability of alternative financing and the potential effects on the Company and its business of a failure to obtain additional capital in the near term. We have relied on advice of counsel and independent accountants to the Company as to all legal and financial reporting matters with respect to the Company, the Transaction and the Agreements, including the legal status and financial reporting of litigation involving the Company. We have assumed that the Transaction will be consummated in a manner that complies in all respects with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934 and all other applicable federal and state statutes, rules and regulations. In addition, we have not assumed responsibility for making an independent evaluation, appraisal or physical inspection of any of the assets or liabilities (contingent or otherwise) of the Company, nor have we been furnished with any such appraisals. Finally, our opinion is based on economic, monetary and market and other conditions as in effect on, and the information made available to us as of, the date hereof. Accordingly, although subsequent developments may affect this opinion, we have not assumed any obligation to update, revise or reaffirm this opinion.

    We have further assumed with your consent that, in all respects material to our analysis, the representations and warranties of each party contained in the Agreements are true and correct, that each party will perform all of the covenants and agreements required to be performed by it under the Agreements, and that the Transaction will be consummated in accordance with the terms described in the Agreements, without any further amendments thereto, and without waiver by the Company of any of the conditions to its obligations thereunder. We have also assumed that in the course of obtaining any necessary regulatory approvals for the Transaction, no restrictions, including any divestiture requirements will be imposed. In addition, we have assumed based upon the financial forecasts for the Company provided to us by the Company's management that following the consummation of the

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Transaction the Company will be fully funded and will not issue any securities in the future that will result in a reduction in the conversion price of the Preferred Stock or the exercise price of the Warrants, in each case, pursuant to the antidilution provisions thereof.

    We have been retained by the Special Finance Committee of the Board of Directors of the Company to evaluate the fairness from a financial point of view to the Company of the Consideration to be received in the Transaction and will receive a fee for our services, including rendering this opinion. In the ordinary course of our business, we may actively trade the equity securities of the Company for our own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

    Based upon the foregoing and in reliance thereon, it is our opinion as investment bankers that the Consideration to be received in the Transaction is fair from a financial point of view to the Company.

    This opinion is directed to the Special Finance Committee of the Board of Directors of the Company in its consideration of the Transaction and is not a recommendation to any shareholder as to how such shareholder should vote with respect to the Transaction. Further, this opinion addresses only the fairness from a financial point of view to the Company of the Consideration and does not address the relative merits of the Transaction and any alternatives to the Transaction, the Company's underlying decision to proceed with or effect the Transaction, or any other aspect of the Transaction, and we are not expressing any opinion as to the prices at which any class of the Company's stock will trade at any time. This opinion may not be used or referred to by the Company, or quoted or disclosed to any person in any manner, without our prior written consent, which consent is hereby given to the inclusion of this opinion in any proxy statement or information statement filed with the Securities and Exchange Commission in connection with the Transaction.

Very truly yours,
/s/ THOMAS WEISEL PARTNERS LLC THOMAS WEISEL PARTNERS LLC

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Appendix G

INTERNAP NETWORK SERVICES CORPORATION

AMENDED AND RESTATED

CHARTER OF THE AUDIT COMMITTEE

PURPOSE

    The purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Internap Network Services Corporation, a Washington corporation (the "Company"), will be to (i) study, review and evaluate the Company's accounting, auditing and reporting practices, including internal audit and control functions; (ii) serve as a focal point for communication between non-committee directors, the independent accountants and the Company's management; and (iii) monitor transactions between the Company and its employees, officers and members of the Board, or any affiliates of the foregoing.

COMPOSITION

    The Audit Committee shall consist of at least three members of the Board of Directors. The members of the Committee will be appointed by and serve at the discretion of the Board and shall satisfy the independence and experience requirements of the Nasdaq Stock Market.

FUNCTIONS AND AUTHORITY

    The operation of the Committee will be subject to the provisions of the Bylaws of the Company, the Washington Business Corporations Act, and the corporate laws of any other state that may apply to the Company in the future, each as in effect from time to time. The Committee will have the full power and authority to carry out the following responsibilities:

      1. Make recommendations to the Board annually regarding the firm of certified public accountants to be employed by the Company as its independent accountants for the ensuing year, which firm is ultimately accountable to the Committee and the Board as representatives of the Company's shareholders, and make recommendations regarding other appropriate courses of action to be taken in connection with services performed for the Company by the independent accountants.

      2. Review the engagement of the independent accountants, including the scope, extent and procedures of the audit, the compensation to be paid therefor and all other matters the Committee deems appropriate.

      3. Evaluate, together with the Board, the performance of the independent accountants and, if so determined by the Committee, to recommend that the Board replace the independent accountants.

      4. Receive written statements from the independent accountants delineating all relationships between the accountants and the Company consistent with Independence Standards Board Standard No. 1, to consider and discuss with the accountants any disclosed relationships or services that could affect the accountants' objectivity and independence and otherwise to take, and if so determined by the Committee, to recommend that the Board take, appropriate action to oversee the independence of the accountants.

      5. Discuss with the independent accountants the results of the annual audit, including the accountants' assessment of the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, the nature of significant risks and exposures, the adequacy

G–1

  of the disclosures in the financial statements and any other matters required to be communicated to the Committee by the independent accountants under generally accepted accounting standards.

      6. Have familiarity, through the individual efforts of its members, with the accounting and reporting principles and practices applied by the Company in preparing its financial statements, including without limitation, the policies for recognition of revenues in financial statements.

      7. Review with management and the independent accountants, upon completion of their audit, financial results for the year, as reported in the Company's financial statements, or other disclosures.

      8. Assist and interact with the independent accountants to enable them to perform their duties in the most efficient and cost effective manner.

      9. Evaluate the cooperation received by the independent accountants during their audit examination, including their access to all requested records, data and information, and elicit the comments of management regarding the responsiveness of the independent accountants to the Company's needs.

      10. Review the Company's balance sheet, profit and loss statement and statements of cash flows and stockholders' equity for each interim period, and any changes in accounting policy that have occurred during the interim period.

      11. Review and approve all professional services provided to the Company by its independent accountants and consider the possible effect of such services on the independence of such accountants.

      12. Consult with the independent accountants and discuss with management the scope and quality of internal accounting and financial reporting controls in effect.

      13. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

      14. Investigate, review and report to the Board the propriety and ethical implications of any transactions, as reported or disclosed to the Committee by the independent accountants, employees, officers, members of the Board or otherwise, between the Company and any employee, officer or member of the Board of the Company or any affiliates of the foregoing.

      15. Perform such other functions and have such power as may be necessary or convenient in the efficient and lawful discharge of the foregoing.

MEETINGS

    The Committee will hold at least one regular meeting per year and additional meetings as the Committee deems appropriate. The President, Chief Executive Officer, Chairman of the Board and Chief Financial Officer may attend any meeting of the Committee, except for portions of the meetings where his, her or their presence would be inappropriate, as determined by the Committee Chairman.

MINUTES AND REPORTS

    Minutes of each meeting will be kept and distributed to each member of the Committee, members of the Board who are not members of the Committee and the Secretary of the Company. The Chairman of the Committee will report to the Board from time to time, or whenever so requested by the Board.

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INTERNAP NETWORK SERVICES CORPORATION

PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 13, 2001

    The undersigned hereby appoints EUGENE EIDENBERG and PAUL E. MCBRIDE, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Internap Network Services Corporation that the undersigned may be entitled to vote at the annual meeting of Shareholders of Internap Network Services Corporation to be held at the Renaissance Madison Hotel, 515 Madison Street, Seattle, Washington, on Thursday, September 13, 2001 at 9:00 a.m. (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1, PROPOSAL 2, PROPOSAL 3 AND THE NOMINEES LISTED IN PROPOSAL 4, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

IMPORTANT—Please Date and Sign on the Other Side.

MANAGEMENT RECOMMENDS A VOTE "FOR" PROPOSAL 1, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3 AND "FOR" THE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 4.
PROPOSAL 1:	To approve a change in Internap's state of incorporation from Washington to Delaware.
	// FOR	// AGAINST	// ABSTAIN
PROPOSAL 2:
To approve the issuance and sale of $101,045,000 aggregate purchase price of units, with each unit consisting of 1/20 of a share of Series A preferred stock and a warrant to purchase 1/4 of a share of common stock.
	// FOR	// AGAINST	// ABSTAIN
PROPOSAL 3:	To ratify selection of PricewaterhouseCoopers LLP as independent auditors of the Company for each of its fiscal years ending December 31, 2001 and 2002.
	// FOR	// AGAINST	// ABSTAIN
PROPOSAL 4:	To elect 2 directors to hold office until the 2004 Annual Meeting of Shareholders.
	/ / FOR the nominee listed below.	/ / WITHHOLD AUTHORITY to vote for the nominee listed below.
Nominee: Fredric C. Harman
	/ / FOR the nominee listed below.	/ / WITHHOLD AUTHORITY to vote for the nominee listed below.
Nominee: Kevin L. Ober
I plan to attend the Annual Meeting. / /	I do not plan to attend the Annual Meeting. / /
Dated
SIGNATURE(S)

Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

Please vote, date and promptly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States.

QuickLinks

INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL 1 CHANGE OUR STATE OF INCORPORATION FROM WASHINGTON TO DELAWARE
PROPOSAL 2 APPROVAL OF THE PRIVATE PLACEMENT
THE SPECIAL FINANCE COMMITTEE UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF THE PRIVATE PLACEMENT
PROPOSAL 3 RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3
PROPOSAL 4 ELECTION OF DIRECTORS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE NAMED NOMINEES.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
Summary Compensation Table
Stock Option Grants in the Last Fiscal Year
Aggregated Option Exercises in the Last Fiscal Year and Fiscal Year-End Option Values
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
Comparison of Cumulative Total Return Among Internap Network Services Corporation, the Nasdaq Composite Index and the Goldman/Sachs Internet Index
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
CERTAIN RELATIONSHIPS AND TRANSACTIONS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER BUSINESS
AGREEMENT AND PLAN OF MERGER
EXHIBIT A
I.
II.
III.
IV.
V.
VI.
VII.
VIII.
IX.
EXHIBIT B

ARTICLE I Offices
ARTICLE II Corporate Seal
ARTICLE III Stockholders' Meetings
ARTICLE IV DIRECTORS
ARTICLE V Officers
ARTICLE VI EXECUTION OF CORPORATE INSTRUMENTS AND VOTING OF SECURITIES OWNED BY THE CORPORATION
ARTICLE VII SHARES OF STOCK
ARTICLE VIII OTHER SECURITIES OF THE CORPORATION
ARTICLE IX DIVIDENDS
ARTICLE X Fiscal Year
ARTICLE XI Indemnification
ARTICLE XII NOTICES
ARTICLE XIII AMENDMENTS
ARTICLE XIV LOANS TO OFFICERS
UNIT PURCHASE AGREEMENT OF INTERNAP NETWORK SERVICES CORPORATION

UNIT PURCHASE AGREEMENT
EXHIBIT A SCHEDULE OF PURCHASERS
EXHIBIT B FORM OF WARRANT
EXHIBIT C CERTIFICATE OF DESIGNATION
EXHIBIT D ESCROW AGREEMENT
EXHIBIT E
INTERNAP NETWORK SERVICES CORPORATION
STOCK CERTIFICATE AND WARRANT QUESTIONNAIRE
EXHIBIT F
Form of Legal Opinion
EXHIBIT A
EXHIBIT G
PURCHASER'S CERTIFICATE OF SUBSEQUENT SALE
EXHIBIT H
CERTIFICATE OF INCORPORATION OF INTERNAP DELAWARE, INC.
[Exhibit H has been omitted]
ESCROW AGREEMENT
SCHEDULE 1
CERTIFICATE OF DESIGNATION OF RIGHTS AND PREFERENCES OF SERIES A PREFERRED STOCK OF INTERNAP NETWORK SERVICES CORPORATION
FORM OF WARRANT
INTERNAP NETWORK SERVICES CORPORATION
WARRANT TO PURCHASE COMMON STOCK
NOTICE OF EXERCISE
ASSIGNMENT FORM
FAIRNESS OPINION
INTERNAP NETWORK SERVICES CORPORATION AMENDED AND RESTATED CHARTER OF THE AUDIT COMMITTEE